Exhibit 10.62

EXECUTION COPY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

DEVELOPMENT AND OPTION AGREEMENT

Dated as of December 22, 2011

by and between

VIROPHARMA INCORPORATED

and

MERITAGE PHARMA, INC.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE I DEFINITIONS AND INTERPRETATIONS		2
1.1.	Definitions	2
1.2.	Interpretation	11

ARTICLE II OPTION TO ACQUIRE THE COMPANY; DELIVERIES		11
2.1.	Option to Acquire the Company	11
2.2.	Consideration for the Option and Purchase Option	11
2.3.	Optionee’s Deliveries	12
2.4.	The Company’s Deliveries	12
2.5.	Withholding Rights	13
2.6.	Actions Upon Exercise of the Option. In the event that Optionee exercises the Option:	13
2.7.	Exercise of Option Pursuant to Optionee’s Right of Indemnity	15

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		16
3.1.	Organization and Capitalization of the Company	16
3.2.	Subsidiaries	18
3.3.	Authority of the Company	18
3.4.	Financial Statements	18
3.5.	Operations Since Balance Sheet Date	19
3.6.	No Undisclosed Liabilities	20
3.7.	Tax Matters	20
3.8.	Conflicts; Consents, Approvals, Etc.	22
3.9.	Permits; Regulatory Matters	23
3.10.	Tangible Property	25
3.11.	Books and Records	25
3.12.	Intellectual Property	26
3.13.	Inventories	27
3.14.	Related Party Transactions	28
3.15.	Employees and Related Agreements; ERISA	28
3.16.	Employee Relations	29
3.17.	Contracts	29
3.18.	Litigation and Governmental Orders	30
3.19.	Compliance with Laws	31
3.20.	Environmental Matters	31
3.21.	Insurance	31
3.22.	Customers and Suppliers	31
3.23.	Takeover Laws	31
3.24.	Approval by Stockholders	32
3.25.	Absence of Unlawful Payments	32
3.26.	Brokers	32
3.27.	Disclosure	32

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF OPTIONEE		32
4.1.	Organization of Optionee	32

i

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.2.	Authority of Optionee	33
4.3.	Brokers	33
4.4.	Financial Wherewithal	33
4.5.	Due Diligence Investigation	34

ARTICLE V ACTION PRIOR TO THE OPTION TERMINATION DATE		35
5.1.	Investigation by Optionee; Information Rights	35
5.2.	Preserve Accuracy of Representations and Warranties; Notification of Certain Matters	37
5.3.	Consents of Third Parties; Governmental Approvals	38
5.4.	Conduct of Business by the Company and the Subsidiaries	39
5.5.	Acquisition Proposals	43
5.6.	Takeover Laws	43
5.7.	Required Company Stockholder Vote; Voting Agreement	43
5.8.	Access to Information	43
5.9.	Option Milestone Payments	43

ARTICLE VI INDEMNIFICATION		44
6.1.	Survival	44
6.2.	Right to Indemnification	44
6.3.	Limitations on Liability	45
6.4.	Procedure for Claims between Parties	46
6.5.	Defense of Third-Party Claims	47
6.6.	Subrogation	48
6.7.	Limitation on Damages	48
6.8.	Characterization of Indemnification Payments	48

ARTICLE VII TERMINATION		49
7.1.	Termination Rights	49
7.2.	Effect of Termination	49

ARTICLE VIII GENERAL PROVISIONS		49
8.1.	Confidential Nature of Information	49
8.2.	No Public Announcement	49
8.3.	Notices	50
8.4.	Successors and Assigns	50
8.5.	Entire Agreement; Amendments	51
8.6.	Partial Invalidity	51
8.7.	Waivers	51
8.8.	Expenses	51
8.9.	Execution in Counterparts	52
8.10.	Exclusivity of Representations and Warranties	52
8.11.	Force Majeure	52
8.12.	Governing Law	52
8.13.	Submission to Jurisdiction	52
8.14.	Waiver of Jury Trial	52

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.1.	Certain Definitions	6
1.2.	Certain Additional Definitions	14

ARTICLE II THE MERGER		16
2.1.	The Merger	16
2.2.	Effects of the Merger	16
2.3.	Closing	16
2.4.	Effective Time	16
2.5.	Certificate of Incorporation and Bylaws; Directors and Officers	17
2.6.	Conversion of Securities; Treatment of Warrant and Options	17
2.7.	Escrow Amount	18
2.8.	Working Capital Adjustment	19
2.9.	Closing Payments; Distribution of the Merger Consideration	21
2.10.	Dissenting Shares	23
2.11.	No Further Ownership Rights in Shares of Company Capital Stock; Closing of Company Transfer Books	24
2.12.	Withholding Rights	24
2.13.	Tax Consequences	24

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		24
3.1.	Authority	25
3.2.	Organization; Subsidiaries	25
3.3.	Company Capital Stock	26
3.4.	Conflicts	27
3.5.	Consents, Approvals, Etc.	27
3.6.	Financial Statements	27
3.7.	Undisclosed Liabilities	28
3.8.	Certain Changes or Events	28
3.9.	Tax Matters	29
3.10.	Litigation and Governmental Orders	30
3.11.	Compliance with Laws	30
3.12.	Permits	31
3.13.	Regulatory Compliance	31
3.14.	Tangible Property	32
3.15.	Intellectual Property	33
3.16.	Certain Contracts	34
3.17.	Employee Benefit Matters	35
3.18.	Labor Matters	36
3.19.	Environmental Matters	36
3.20.	Related Party Transactions	36
3.21.	Brokers	37
3.22.	Insurance	37
3.23.	Books and Records	37
3.24.	Customers and Suppliers	37
3.25.	Absence of Unlawful Payments	37
3.26.	Representations Complete	38

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		38
4.1.	Authority	38
4.2.	Organization	38
4.3.	Conflicts	38
4.4.	Consents, Approvals, Etc.	39
4.5.	Litigation and Governmental Orders	39
4.6.	Ability to Perform	39
4.7.	Due Diligence Investigation	39
4.8.	Brokers	40
4.9.	No Prior Activities	40

ARTICLE V ADDITIONAL AGREEMENTS		40
5.1.	Efforts; Consents; Regulatory and Other Authorizations	40
5.2.	Closing Date Allocation Schedule	41
5.3.	Further Action	41
5.4.	Indemnification; Directors’ and Officers’ Insurance	41
5.5.	Tax Matters	42
5.6.	Development and Regulatory Approval of the OBS Development Product	42
5.7.	Employee Matters	43

ARTICLE VI CONDITIONS TO CLOSING		43
6.1.	Conditions to Obligations of the Company	43
6.2.	Conditions to Obligations of Parent and Merger Sub	44

ARTICLE VII INDEMNIFICATION		45
7.1.	Survival	45
7.2.	Right to Indemnification	45
7.3.	Limitations on Liability	46
7.4.	Procedure for Claims between Parties	47
7.5.	Defense of Third-Party Claims	48
7.6.	Subrogation	49
7.7.	Limitation on Damages	49
7.8.	Characterization of Indemnification Payments	49

ARTICLE VIII GENERAL PROVISIONS		49
8.1.	Equityholders’ Representative	49
8.2.	Expenses	54
8.3.	Costs and Attorneys’ Fees	54
8.4.	Exclusive Remedy	55
8.5.	Notices	55
8.6.	Public Announcements	56
8.7.	Interpretation	56
8.8.	Severability	56
8.9.	Entire Agreement	57
8.10.	Assignment	57

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.11.	No Third-Party Beneficiaries	57
8.12.	Waivers and Amendments	57
8.13.	Governing Law; Jurisdiction;	57
8.14.	Waiver of Jury Trial	58
8.15.	Exclusivity of Representations and Warranties	58
8.16.	Equitable Remedies	58
8.17.	Counterparts	59
8.18.	Time is of the Essence	59

EXHIBITS

A.	Form of Voting and Indemnity Agreement

B.	Form of Merger Agreement

C.	Operating Plan

D.	Form of Opinion of Latham & Watkins LLP

v

Exhibit 10.62

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

DEVELOPMENT AND OPTION AGREEMENT

THIS DEVELOPMENT AND OPTION AGREEMENT (this “Agreement”) is made and entered into as of December 22, 2011 by and between ViroPharma Incorporated, a Delaware corporation (“Optionee”), and Meritage Pharma, Inc., a Delaware corporation (the “Company”).

WHEREAS, upon the terms and subject to the conditions contained herein, Optionee has agreed to make certain payments related to the Company’s development of the OBS Development Product, and, in connection therewith, the Company has agreed to grant to Optionee during the period beginning on the date hereof and ending on the Option Termination Date an exclusive option to acquire the Company pursuant to a merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the surviving corporation, all pursuant to the terms and conditions of this Agreement, the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, Optionee and certain holders of Outstanding Company Stock are entering into a Voting and Indemnity Agreement in the form of Exhibit A (the “Voting Agreement”), pursuant to which such holders have or will have, among other things, (a) agreed to vote in favor of the transactions contemplated by this Agreement and the Merger Agreement and (b) granted to Optionee an indemnity right to purchase all of the Outstanding Company Stock owned by such holders on the terms and conditions as specified therein (the “Optionee Indemnity Right”);

WHEREAS, the Stockholders who have entered into the Voting Agreement as of the date hereof together own, beneficially and of record, at least (i) an aggregate of 90% of the outstanding shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), and (ii) an aggregate of 90% of the outstanding shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock,” which is sometimes referred to herein as the “Preferred Stock”), in each case determined on a fully-diluted basis assuming the conversion of all outstanding shares of Preferred Stock and the exercise of all options, warrants or other rights convertible into or exercisable for shares of Common Stock or Preferred Stock (the “Signing Date Required Company Stockholder Vote”); and

WHEREAS, (i) the Board of Directors of the Company has determined that the Option and the Merger are each in the best interest of the Company and its stockholders and has approved and declared advisable this Agreement, the Merger Agreement (to the extent the Option is exercised on the terms hereof (including the Merger Agreement in the form attached hereto)) and the transactions contemplated hereby and thereby and (ii) the Board of Directors of Optionee (or a duly authorized committee thereof) has approved this Agreement and the transactions contemplated hereby.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties to this Agreement agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATIONS

1.1. Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms.

“Acquisition Proposal” has the meaning specified in Section 5.5.

“Action” means any claim, action, suit or proceeding, arbitral action, governmental inquiry, criminal prosecution or other investigation.

“Affiliate” means, with respect to any Person, any other Person which, at the time of determination, directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with such Person. “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The terms “Controlled by,” “under common Control with” and “Controlling” shall have correlative meanings.

“Agreement” means this Option Agreement.

“Amended and Restated UCSD License” means an amended and restated license agreement, by and between the Company and The Regents of the University of California.

“Antitrust Division” means the Antitrust Division of the United States Department of Justice.

“Audited Company Financial Statements” has the meaning specified in Section 3.4.

“Balance Sheet Date” has the meaning specified in Section 3.4.

“Basket” has the meaning specified in Section 6.3(b).

“Bring-Down Certificate” has the meaning specified in Section 2.6(b)(i).

“Business” means the business and operations of the Company, as conducted as of the date of this Agreement.

“Certificate of Incorporation” means the Restated Certificate of Incorporation of the Company, as amended as of the date of this Agreement.

“Claim Notice” has the meaning specified in Section 6.4(a).

“Closing Date” has the meaning specified in the Merger Agreement.

“Closing Payment Amount” has the meaning specified in the Merger Agreement.

“Code” means the Internal Revenue Code of 1986.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Common Stock” has the meaning specified in the recitals to this Agreement.

“Company” has the meaning specified in the first paragraph of this Agreement.

“Company Ancillary Agreements” means the Voting Agreement, the certificate being delivered pursuant to Section 2.4(c) and the Bring-Down Certificate.

“Company Benefit Plans” has the meaning specified in Section 3.15(a).

“Company Disclosure Schedule” has the meaning specified in the first paragraph of Article III.

“Company Financial Statements” has the meaning specified in Section 3.4.

“Company Indemnitees” means (i) the Company and its Affiliates, (ii) the directors, officers, employees, agents and representatives of the Company and its Affiliates and (iii) the respective successors and assigns of each of the foregoing.

“Company Property” means any real or personal property, plant, building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Company or a Subsidiary.

“Confidentiality Agreement” means the Confidential Disclosure Agreement between the Company and Optionee, dated as of November 18, 2009, as may be amended from time to time.

“Continuation Notice” has the meaning specified in Section 1.1 (Definition of Third Option Milestone).

“Contract” means any legally binding contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sales contract, mortgage or other arrangement, whether written or oral.

“Copyrights” shall mean any and all copyrights and copyright applications registered or filed with any Governmental Body.

“Court Order” means any judgment, order, award or decree of any United States federal, state or local, or any supra-national or non-U.S., court or tribunal and any award in any arbitration proceeding.

“Current Balance Sheet” has the meaning specified in Section 3.4.

“Damages” means any out-of-pocket liabilities, losses, damages, penalties, fines, costs or expenses (including reasonable attorneys’ fees and expenses), but excluding any special, indirect, consequential, exemplary and punitive damages, and any damages associated with any lost profits or lost opportunities (including loss of future revenue, income or profits, diminution of value or loss of business reputation). The parties hereto hereby acknowledge and agree that “Damages” will be calculated without applying any multiple of revenue or earnings to any out-of-pocket liabilities, losses, damages, penalties, fines, costs or expenses incurred.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“DGCL” has the meaning specified in the recitals to this Agreement.

“Encumbrance” means any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, restriction on transfer (such as a right of first refusal or other similar rights), defect of title or other similar encumbrance.

“Environmental Law” means any Law pertaining to land use, air, soil, surface water, groundwater (including the protection, cleanup, removal, remediation or damage thereof), or any other environmental matter as in effect as of the date of this Agreement.***“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.***“Exercise Withdrawal Notice” has the meaning specified in Section 2.6(c).

“FCPA” means the Foreign Corrupt Practices Act, as amended.

“FDA” means the United States Food and Drug Administration.

“FTC” means the United States Federal Trade Commission.

“First Option Milestone Payment Amount” means *** ***.

“First Option Milestone” means the date and time upon which the Company has delivered to the Optionee the following: ***.

“First Option Milestone Payment Date” means the date upon which the First Option Milestone is achieved.

“First Option Required Company Stockholder Vote” means Stockholders together representing ownership, beneficially and of record, of at least an aggregate of *** of the outstanding shares of the Company’s Common Stock, determined on a fully-diluted basis assuming the conversion of all outstanding shares of Preferred Stock and the exercise of all options, warrants or other rights convertible into or exercisable for shares of Common Stock or Preferred Stock.

“Fundamental Representations” has the meaning specified in Section 6.2(a).

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Body” means any United States federal, state or local, or any supra-national or non-U.S., government, political subdivision, governmental, regulatory or administrative authority, instrumentality, agency body or commission, self-regulatory organization, court, tribunal or judicial or arbitral body.

“Governmental Order” means any order, judgment, injunction or decree issued, promulgated or entered by any Governmental Body of competent jurisdiction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Hazardous Material” means any material or substance that is prohibited or regulated by any Environmental Law.

“Hazardous Materials Activity” means the handling, transportation, transfer, recycling, storage, use, treatment, investigation, removal, remediation, release, exposure of others to, or distribution of any Hazardous Material.***“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indebtedness” of any Person means (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property other than trade accounts (including commissions payable to sales representatives) arising in the ordinary course of business, (iii) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or cash equivalents), bankers’ acceptances and similar instruments (in each case, whether or not matured), (iv) all obligations evidenced by notes, including promissory notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person, (vi) all indebtedness referred to in clauses (i) through (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness and (vii) all agreements, undertakings or arrangements by which any Person guarantees, endorses or becomes or is contingently liable for any of the foregoing of another Person, or guarantees the payment of dividends or other distributions upon the equity securities or interest of any other Person.

“Indemnified Party” has the meaning specified in Section 6.4(a).

“Indemnitor” has the meaning specified in Section 6.4(a).

“Indemnity Cap” shall mean the aggregate sum of ***.

“Intellectual Property” means all Patents, Trademarks, Copyrights, Trade Secrets and domain names.

“IRS” means the Internal Revenue Service.

“Knowledge of the Company” or “known to the Company” and any other phrases of similar import means, with respect to any matter in question relating to the Company, the actual knowledge of Elaine M. Phillips, Ph.D., President and Chief Executive Officer, Malcolm R. Hill, Pharm.D., Chief Scientific Officer, and Adam K. Simpson, Chief Business Officer, Treasurer and Secretary, in each case after reasonable inquiry of Cynthia LiCalsi and Kevin Coleman.

“Law” means any federal, state, county, local or foreign statute, law, ordinance, Governmental Order or regulation or code of any Governmental Body of competent jurisdiction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Leased Real Property” has the meaning specified in Section 3.10(a).

“Liability” means any and all debts, liabilities and obligations of any kind or nature, whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable.***“Listed Contracts” has the meaning specified in Section 3.17(a).

“Marks” means all trademarks, service marks, trade dress, logos, trade names and corporate names, whether or not registered, including all common law rights, and registrations and applications for registrations thereof, including without limitation, all marks registered in the United States Patent and Trademark Office, the trademark offices of the states and territories of the United States, and the trademark offices of other nations throughout the world, and all rights therein provided by the United States, foreign countries and international treaties or conventions.

“Material Adverse Effect” means any change or effect that is, or would reasonably be expected to be, materially adverse to the business, operations, financial condition or results of operations of the Company, taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and no change or effect arising from or attributable or relating to any of the following shall be taken into account in determining whether there has been a Material Adverse Effect: (i) conditions affecting the industries in which the Company operates or participates, the U.S. economy or financial markets or any foreign markets or any foreign economy or financial markets in any location where the Company has material operations or sales, except to the extent any such condition has a substantially disproportionate effect on the Company relative to other Persons principally engaged in the same industry as the Company; (ii) compliance with the terms of, or the taking of any action required by, this Agreement, or otherwise taken with the consent of Optionee; (iii) any breach by Optionee of this Agreement or the Confidentiality Agreement; (iv) the taking of any action by Optionee; (v) any change in GAAP or applicable Laws (or interpretation thereof); (vi) any acts of God, calamities, acts of war or terrorism, or national or international political or social conditions; (vii) any event, occurrence, circumstance or trend related to the Company or its business, results of operations or financial condition that, to the actual knowledge of Optionee, exists as of the date hereof (including any item or items set forth in the Company Disclosure Schedule); (viii) any action required to be taken under applicable Laws, including any actions taken or required to be taken by the Company in order to obtain any approval or authorization for the consummation of the Merger under applicable antitrust or competition Laws; or (ix) any failure in and of itself (as distinguished from any change or effect giving rise to or contributing to such failure) by the Company to meet any projections or forecasts for any period.

“Merger” has the meaning specified in the recitals to this Agreement.

“Merger Agreement” means the Agreement and Plan of Merger among the Company, Optionee, Merger Sub and the Stockholders’ Representative named therein, in the form attached hereto as Exhibit B.

“Merger Agreement Execution Date” has the meaning specified in Section 2.6(c).

“Merger Sub” means a direct or indirect wholly owned subsidiary of Optionee, whether existing as of the date hereof or hereafter formed.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Non-Option Granting Stockholder” has the meaning specified in Section 2.7(a).

“OBS Development Product” means oral budesonide suspension under development by the Company for the treatment of eosinophilic esophagitis.

“Operating Plan” means the development plan of the Company and related operating budget attached hereto as Exhibit C, as the same may be updated from time to time as provided herein.

“Option” has the meaning specified in Section 2.1.

“Option Consideration” has the meaning specified in Section 2.2.

“Option Exercise Date” has the meaning specified in Section 2.1.

“Option Milestone” means any of the First Option Milestone, the Second Option Milestone or the Third Option Milestone.

“Option Milestone Diligence Efforts” has the meaning specified in Section 5.9(b).

“Option Milestone Payments” means the Option Milestone Payment Amounts payable as provided herein.

“Option Milestone Payment Amount” means the First Option Milestone Payment Amount, if any, the Second Option Milestone Payment Amount, if any, and the Third Option Milestone Payment Amount, if any.

“Option Milestone Payment Date” means each of the First Option Milestone Payment Date, Second Option Milestone Payment Date and Third Option Milestone Payment Date, as applicable.

“Option Milestone Payment Notification” means written notification from the Company to the Optionee that an Option Milestone has occurred.

“Option Termination Date” means ***.***

“Optionee” has the meaning specified in the first paragraph of this Agreement.

“Optionee Ancillary Agreements” means the Voting Agreement, the certificate being delivered pursuant to Section 2.3(c) and the certificate to be delivered pursuant to Section 2.6(a).

“Optionee Indemnitees” means (i) the Optionee and its Affiliates, (ii) the directors, officers, employees, agents and representatives of the Optionee and its Affiliates and (iii) the respective successors and assigns of each of the foregoing.

“Optionee Indemnity Right” has the meaning specified in the recitals to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Optionee Updated Representations” means the representations and warranties of Optionee set forth in Section 4.5.

“Outstanding Company Stock” means the Common Stock, Preferred Stock and options, warrants and other rights convertible into or exercisable for shares of Common Stock or Preferred Stock (including any Common Stock or Preferred Stock or options, warrants or other rights convertible into or exercisable for shares of Common Stock or Preferred Stock issued by the Company after the date hereof).

“Owned Real Property” has the meaning specified in Section 3.10(a).

“Patents” means all patents and patent applications issued by or filed with any Governmental Body, including all reissues, divisions, continuations, continuations-in-part, revisions, extensions and reexaminations thereof.***“Permits” means any license, franchise or permit with any Governmental Body required by applicable Law for the operation of the Business.

“Permitted Encumbrances” means (i) all statutory or other liens for current Taxes or assessments which are not yet due and payable or Taxes the validity of which are being contested in good faith by appropriate proceedings; (ii) all landlords’, workmen’s, repairmen’s, warehousemen’s and carriers’ liens and other similar liens imposed by Law, incurred in the ordinary course of business; (iii) all Laws and Governmental Orders; (iv) all pledges or deposits in connection with workers compensation, unemployment insurance and other social security legislation; (v) Encumbrances that will be released and discharged at or prior to the execution of this Agreement; (vi) all leases, subleases, licenses, concessions or service contracts to which any Person or any of its Subsidiaries is a party; (vii) Encumbrances identified on title policies or preliminary title reports or other documents or writings included in the public records; and (viii) all other liens and mortgages, covenants, imperfections in title, charges, easements, restrictions and other Encumbrances which do not materially detract from the value of, or materially interfere with, the present use and enjoyment of the asset or property subject thereto or affected thereby.

“Permitted Financing” means ***.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or Governmental Body.

“Phase 2 Data” means core data resulting from the Phase 2 Study, which, ***. The format in which the core data is presented to the Optionee (e.g., data binders or electronic media) is at the Company’s sole, but reasonable, discretion.

“Phase 2 Study” means the Company’s planned clinical trial for the OBS Development Product as more fully described in the Operating Plan.***“Preferred Stock” has the meaning specified in the recitals to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Regulatory Approval” means, with respect to the OBS Development Product, any approval, registration, license or authorization from any Governmental Body in a particular country or regulatory jurisdiction required to market and sell such OBS Development Product in such country or regulatory jurisdiction.

“Regulatory Authorizations” has the meaning specified in Section 3.9(c).

“Related Parties” has the meaning specified in Section 3.14.

“Required Company Stockholder Vote” has the meaning specified in Section 3.3.

“Requirements of Laws” means any United States federal, state and local, and any non-U.S., laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body (including those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements) or common law.

“Rights Proceeds” means the proceeds received by the Company from the exercise of Stock Options and the Warrant.

“Second Option Milestone” means the date and time upon which ***.

“Second Option Milestone Payment Amount” means ***.

“Second Option Milestone Payment Date” means the date upon which the Second Option Milestone is achieved.

“Second Option Required Company Stockholder Vote” means Stockholders together representing ownership, beneficially and of record, of at least an aggregate of *** of the outstanding shares of the Company’s Common Stock, determined on a fully-diluted basis assuming the conversion of all outstanding shares of Preferred Stock and the exercise of all options, warrants or other rights convertible into or exercisable for shares of Common Stock or Preferred Stock.

“Series A Preferred Stock” has the meaning specified in the recitals to this Agreement.

“Signing Date Required Company Stockholder Vote” has the meaning specified in the recitals to this Agreement.

“Squeeze Out Merger” has the meaning specified in Section 2.7(a).

“Squeeze Out Merger Agreement” has the meaning specified in Section 2.7(a).

“Stock Options” means the outstanding options granted under the Stock Plan to purchase or otherwise acquire shares of Common Stock, whether vested or unvested, as more fully described in Section 3.1(d) of the Company Disclosure Schedule.

“Stock Plan” means the Meritage Pharma, Inc. 2008 Equity Incentive Plan, as amended to date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Stockholders” means the holders of Outstanding Company Stock who enter into the Voting Agreement.

“Subsidiary” means any of the Company’s subsidiaries, whether currently in existence or not.

“Survival Period” has the meaning specified in Section 6.1.

“Tax” or “Taxes” means any and all taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Body, including income, estimated income, gross receipts, profits, business, license, registration, occupation, franchise, capital stock, real or personal property, escheat, sales, use, transfer, value added, customs duty, employment or unemployment, fringe benefit, payroll, severance, social security, disability, alternative or add-on minimum, customs, recapture, excise, stamp, environmental, windfall profits, premium, commercial rent or withholding taxes.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, election, estimated Tax filing, claim for refund or other document (including any attachments thereto and amendments thereof) filed with or submitted to, or required to be filed with or submitted to, any Governmental Body with respect to any Tax.

“Technical Failure” means the Company’s reasonable and good faith determination that (i) the OBS Development Product presents unacceptable levels of safety risks, or (ii) the Company or its contract manufacturers are unable to manufacture a product, in each case (i) and (ii) such that the Company terminates in its entirety development of the OBS Development Product.

“Third-Party Claim” has the meaning specified in Section 6.5(a).

“Third Option Milestone” means ***.

“Third Option Milestone Payment Amount” means ***.

“Third Option Milestone Payment Date” means the date upon which the Third Option Milestone is achieved.

“Trade Secrets” means any know-how, trade secrets, formulations, technical specifications, technical information, data, process technology, plans, drawings, proprietary information and all documentation related to the foregoing used or held for use by the Company.

“Trademarks” means all trademarks and service marks and applications therefor registered or filed with any Governmental Body.

“Unaudited Company Financial Statements” has the meaning specified in Section 3.4.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Updated Representations” means the representations and warranties of the Company contained in Article III that are identified on Section 1 of the Company Disclosure Schedule attached hereto.

“Updated Schedules” has the meaning specified in Section 2.6(b)(ii).

“Voting Agreement” has the meaning specified in the recitals to this Agreement.

“Warrant” means the outstanding warrant issued to Square 1 Bank to purchase shares of Series A Preferred Stock, as more fully described in Section 3.1(d) of the Company Disclosure Schedule.

1.2. Interpretation. For purposes of this Agreement, (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive and (iii) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (iii) to a statute means such statute as amended from time to time and includes any regulations promulgated thereunder. All references herein to the Company or any Subsidiary shall include the predecessors and successors of such Person. The schedules and exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. This Agreement, the Company Ancillary Agreements and the Optionee Ancillary Agreements shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

ARTICLE II

OPTION TO ACQUIRE THE COMPANY; DELIVERIES

2.1. Option to Acquire the Company. At any time after the date hereof and through and including the Option Termination Date, Optionee shall have an irrevocable option (the “Option”), but not the obligation, exercisable in its sole discretion, to acquire the Company pursuant to the Merger, on the terms and subject to the conditions set forth in the Merger Agreement. Optionee shall exercise the Option, if at all, by giving written notice to the Company of the exercise of the Option on or prior to the Option Termination Date (the date such notice is delivered, the “Option Exercise Date”).

2.2. Consideration for the Option and Purchase Option. Optionee shall pay the Company as consideration for the Option, (a) upon execution of this Agreement, an aggregate of $7,500,000 (Seven Million Five Hundred Thousand Dollars) by wire transfer of immediately available funds to an account previously specified in writing by the Company (the “Option Consideration”), and (b) the Option Milestone Payments, in the amounts and upon the dates and times set forth herein. The Option Consideration and Option Milestone Payments shall be non-refundable and non-creditable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.3. Optionee’s Deliveries. Concurrently with the execution and delivery of this Agreement, Optionee is delivering to the Company all of the following:

(a) a copy of Optionee’s Certificate of Incorporation certified as of a recent date by the Secretary of State of the State of Delaware;

(b) a certificate of good standing of Optionee issued as of a recent date by the Secretary of State of the State of Delaware;

(c) a certificate of the secretary or an assistant secretary of Optionee, dated the date hereof, as to: (i) no amendments to the Certificate of Incorporation of Optionee since a specified date; (ii) the by-laws of Optionee; (iii) the resolutions of the Board of Directors of Optionee (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Agreement and the Optionee Ancillary Agreements and the transactions contemplated hereby and thereby; and (iv) the incumbency and signatures of the officers of Optionee executing this Agreement and any Optionee Ancillary Agreement being executed and delivered on the date hereof;

(d) the Voting Agreement executed by Stockholders as of the date hereof, duly executed by Optionee; and

(e) the Option Consideration.

2.4. The Company’s Deliveries. Concurrently with the execution and delivery of this Agreement, the Company is delivering to Optionee all of the following:

(a) a copy of the Certificate of Incorporation certified as of a recent date by the Secretary of State of the State of Delaware;

(b) a certificate of good standing of the Company issued as of a recent date by the Secretary of State of the State of Delaware;

(c) a certificate of the secretary or an assistant secretary of the Company, dated the date hereof, as to: (i) no amendments to the Certificate of Incorporation since a specified date; (ii) the by-laws of the Company; (iii) the resolutions of the Board of Directors and stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the Company Ancillary Agreements and the transactions contemplated hereby and thereby; and (iv) the incumbency and signatures of the officers of the Company executing this Agreement and any Company Ancillary Agreement being executed and delivered on the date hereof;

(d) the Voting Agreement, duly executed by the Stockholders as of the date hereof representing the Signing Date Required Company Stockholder Vote, and by the Company;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(e) all consents, waivers or approvals obtained by the Company with respect to the consummation of the transactions contemplated by this Agreement, the Company Ancillary Agreements and the Merger Agreement, other than under the HSR Act (a list of such consents, waivers and approvals, as agreed to by the Company and Optionee, being set forth in Section 2.4(e) of the Company Disclosure Schedule);

(f) the Amended and Restated UCSD License, in the form and substance satisfactory to the Optionee, duly executed by the Company and the Regents of the University of California;

(g) a copy of the Operating Plan;

(h) a receipt executed by the Company acknowledging receipt of the Option Consideration; and

(i) an opinion of Latham & Watkins LLP addressed to Optionee and in the form attached hereto as Exhibit D.

2.5. Withholding Rights. Optionee shall be entitled to deduct and withhold from the consideration, if any, otherwise payable pursuant to the Voting Agreement (pursuant to the procedures in this Agreement or otherwise) to any Stockholder, or to any designee of such Stockholder, such amounts as are required to be deducted and withheld with respect to the making of such payments under the Code, or any provision of state, local or foreign Tax law.

2.6. Actions Upon Exercise of the Option. In the event that Optionee exercises the Option:

(a) Optionee shall, on the Option Exercise Date, deliver to the Company a certificate, dated the date of its delivery and duly executed by the Chief Executive Officer or any authorized Vice President of Optionee, certifying that: (i) between the date hereof and the Option Exercise Date, there has been no material breach by Optionee in the performance of any of its covenants and agreements herein; (ii) as of the Option Exercise Date, none of the representations and warranties of Optionee contained herein that is qualified as to materiality is untrue or incorrect in any respect except for such changes therein as are specifically permitted by this Agreement; (iii) as of the Option Exercise Date none of the representations and warranties of Optionee contained herein (other than the Optionee Updated Representations) that is not qualified as to materiality is untrue or incorrect in any material respect except for such changes therein as are specifically permitted by this Agreement; and (iv) none of the Optionee Updated Representations is untrue or incorrect in any material respect after giving effect to any disclosures attached to such certificate, which disclosures shall consist solely of information regarding circumstances, facts, events or conditions that have arisen, occurred or come into existence after the date hereof with respect to the Optionee Updated Representations (provided that such disclosures shall not (A) correct, supplement or amend the disclosures set forth in the schedules delivered on the date hereof for purposes of the representations and warranties made by the Company as of the date hereof or (B) change the nature or scope of the applicable Optionee Updated Representations by effectively amending or modifying the language contained in such Optionee Updated Representations as opposed to merely listing exceptions thereto);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) the Company shall, not later than two (2) business days after the Option Exercise Date, solicit the approval of the Company’s stockholders to adopt the Merger Agreement, the Merger and any transactions contemplated thereby and, not later than five (5) business days after the Option Exercise Date, shall deliver to Optionee:

(i) a certificate (the “Bring-Down Certificate”), dated the date of its delivery and duly executed by the Chief Executive Officer of the Company, certifying that: (A) between the date hereof and the date of the Bring-Down Certificate, there has been no material breach by the Company in the performance of any of its covenants and agreements herein; (B) as of the date of the Bring-Down Certificate, none of the representations and warranties of the Company contained herein (other than the Updated Representations) that is qualified as to materiality is untrue or incorrect in any respect except for such changes therein as are consistent in all material respects with the Operating Plan and not specifically prohibited by Section 5.4; (C) as of the date of the Bring-Down Certificate, none of the representations and warranties of the Company contained herein (other than the Updated Representations) that is not qualified as to materiality is untrue or incorrect in any material respect except for such changes therein as are consistent in all material respects with the Operating Plan and not specifically prohibited by Section 5.4; and (D) as of the date of the Bring-Down Certificate, (1) none of the Updated Representations that is qualified as to materiality is untrue or incorrect in any respect after giving effect to the Updated Schedules and (2) none of the Updated Representations that is not qualified as to materiality is untrue or incorrect in any material respect after giving effect to the Updated Schedules; and

(ii) any necessary update to the Company Disclosure Schedule delivered by the Company to Optionee on the date hereof with respect to the Updated Representations (“Updated Schedules”), which Updated Schedules shall consist solely of information regarding circumstances, facts, events or conditions that have arisen, occurred or come into existence after the date hereof with respect to the Updated Representations (provided that such Updated Schedules shall not (A) correct, supplement or amend the disclosures set forth in the Company Disclosure Schedule delivered on the date hereof for purposes of the representations and warranties made by the Company as of the date hereof or (B) change the nature or scope of the applicable Updated Representations by effectively amending or modifying the language contained in such Updated Representations as opposed to merely listing exceptions thereto); and

(c) if the Bring-Down Certificate is accompanied by Updated Schedules, within five (5) business days following Optionee’s receipt of such Bring-Down Certificate and Updated Schedules from the Company, Optionee may at its option deliver a written notice (the “Exercise Withdrawal Notice”) to the Company stating that Optionee desires to withdraw its exercise of the Option. If Optionee delivers the Exercise Withdrawal Notice, the Option shall be deemed not to have been exercised by Optionee and (i) with respect to the first such Exercise Withdrawal Notice, the Option shall remain outstanding until the Option Termination Date, and this Agreement shall remain in full force and effect and (ii) with respect to the second such Exercise Withdrawal Notice, the delivery of such Exercise Withdrawal Notice shall be deemed to be a delivery of a notice of termination of this Agreement pursuant to Section 7.1(b). If

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Optionee does not deliver an Exercise Withdrawal Notice, the Company and Optionee shall, and Optionee shall cause Merger Sub to, execute and deliver the Merger Agreement no later than three (3) business days after the later of (A) the date of delivery of the Bring-Down Certificate, (B) if the Bring-Down Certificate is not delivered pursuant to Section 2.6(b), the date by which the Bring-Down Certificate was to be delivered pursuant to Section 2.6(b) and (C) if the Bring-Down Certificate is accompanied by Updated Schedules, the earlier of (x) the date by which any Exercise Withdrawal Notice may be delivered by Optionee pursuant to this Section 2.6(c) and (y) the date on which Optionee delivers written notice to the Company that it will not deliver an Exercise Withdrawal Notice (the date of such execution and delivery of the Merger Agreement, the “Merger Agreement Execution Date”); provided that in the case described in clause (B) above, Optionee may at its sole option elect not to enter into the Merger Agreement upon the failure of the Company to deliver the Bring-Down Certificate by delivery of written notice of such determination at any time prior to the expiration of the three (3) business day period during which the Merger Agreement is to be executed pursuant to this sentence and upon delivery of such notice the Option shall remain outstanding and this Agreement shall remain in full force and effect. Contemporaneously with the execution of the Merger Agreement, the Company and Optionee, as applicable, shall, and Optionee shall cause Merger Sub to, execute and deliver such other agreements, documents, instruments and certificates as are contemplated by the Merger Agreement to be executed and delivered by such party concurrently therewith, including schedules to the Merger Agreement responsive to the representations and warranties of the Company made in Article III thereof, which schedules shall be consistent in all material respects with the Company Disclosure Schedule delivered by the Company in response to the representations and warranties of the Company made by Article III hereof except for such changes therein as are consistent in all material respects with the Operating Plan and not specifically prohibited by Section 5.4 or contained in the Updated Schedules.

2.7. Exercise of Option Pursuant to Optionee’s Right of Indemnity.

(a) Notwithstanding Section 2.6, if Optionee exercises the Optionee Indemnity Right and, pursuant to the Voting Agreement, chooses to purchase shares of Outstanding Company Stock directly from the Stockholders, Optionee shall use commercially reasonable efforts to consummate, as soon as reasonably practicable following such purchase, a merger (the “Squeeze Out Merger”) of a subsidiary of Optionee with and into the Company pursuant to which holders of Outstanding Company Stock who do not execute the Voting Agreement (each, a “Non-Option Granting Stockholder”) receive consideration that is equal to the consideration it would have received in the Merger pursuant to the Merger Agreement. In connection with the Squeeze Out Merger, the Company and Optionee shall take such actions as shall be reasonably necessary to consummate the Squeeze Out Merger, including (a) entering into a merger agreement relating to the Squeeze Out Merger (the “Squeeze Out Merger Agreement”), (b) duly calling, giving notice of, convening and holding a meeting of the Company’s stockholders (including Optionee) for the purpose of approving the Squeeze Out Merger and the Squeeze Out Merger Agreement, (c) in connection therewith, delivering such disclosure materials as are required by applicable Requirements of Law, (d) recommending to the stockholders adoption and approval of the Squeeze Out Merger Agreement and the Squeeze Out Merger and (e) soliciting the approval and adoption of the Squeeze Out Merger Agreement and the Squeeze Out Merger by the requisite number of stockholders as required by the Certificate of Incorporation (as then in effect) and the DGCL.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) The Squeeze Out Merger Agreement shall incorporate, mutatis mutandis, all of the provisions of, and identified in, Section 5(c) of the Voting Agreement and the Proxy and Stock Purchase Agreement attached thereto, such that the Non-Option Granting Stockholders shall have the same rights and receive the same consideration (taking into account the respective holdings of each class or classes of Outstanding Company Stock held by each of them) as the holders of Outstanding Company Stock who executed the Voting Agreement and whose Outstanding Company Stock was purchased directly by Optionee.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Contemporaneously with the execution and delivery of this Agreement by the parties hereto, the Company shall deliver to Optionee a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Company Disclosure Schedule”). The disclosure in any numbered section of the Company Disclosure Schedule shall qualify only the corresponding relevant section in this Article III of the Agreement (except to the extent disclosure in any numbered and lettered section of the Company Disclosure Schedule is specifically cross referenced in another numbered and lettered section of the Company Disclosure Schedule). Nothing in the Company Disclosure Schedule is intended to broaden the scope of any representation, warranty or covenant of the Company contained in this Agreement. Subject to the exceptions and qualifications set forth in the Company Disclosure Schedule, and as an inducement to Optionee to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby represents and warrants to Optionee as follows:

3.1. Organization and Capitalization of the Company.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on the Business in all material respects. The Company is duly qualified to do business as a foreign corporation, and is in good standing, under the Laws of each jurisdiction in which the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification necessary, except in those jurisdictions where the failure to be so qualified or in good standing, when taken together with all other failures by the Company to be so qualified or in good standing, would not have a Material Adverse Effect.

(b) True and complete copies of (i) the Certificate of Incorporation and all amendments thereto, (ii) the Company’s by-laws, as amended to date, and (iii) the minute books of the Company have been delivered or made available to Optionee. The Company is not in default under, or in violation of, any provision of the Certificate of Incorporation or its by-laws. Such minute books contain true and complete records of all meetings or other actions taken by the board of directors and stockholders of the Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) As of the date of this Agreement, the Company has authorized 30,045,472 shares of Common Stock. The Company is authorized to issue 22,861,837 shares of Preferred Stock, all of which are designated as Series A Preferred Stock. As of the date of this Agreement, 5,892,909 shares of Common Stock and 22,740,608 shares of Series A Preferred Stock have been issued and are outstanding. The Company has reserved 22,861,837 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock. All such issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights created by statute, the Certificate of Incorporation, the Company’s by-laws, as amended to date, or any agreement to which the Company is a party or by which it is bound, and have been issued in compliance with applicable federal and state securities or “blue sky” laws. There are no accrued, declared or unpaid dividends or other distributions with respect to any shares of Common Stock or Preferred Stock.

(d) As of the date of this Agreement, options to purchase 667,091 shares of Common Stock are issued and outstanding and 40,000 shares of Common Stock remain available for issuance to the Company’s employees, directors or outside consultants or contractors pursuant to the Stock Plan. As of the date of this Agreement, the Warrant to purchase up to 90,908 shares of Series A Preferred Stock is outstanding. The Company granted all options with an exercise price no less than the fair market value of the Common Stock on the date of grant, determined by reasonable application of a reasonable valuation method as described in Section 409A of the Code and the Treasury Regulations thereunder.

(e) Section 3.1(e) of the Company Disclosure Schedule sets forth (i) the names of the holders of shares of Common Stock and Preferred Stock and the number of shares of Common Stock and Preferred Stock held of record by each of the Company’s stockholders, (ii) the name of the holder of the Warrant and the number of shares of Preferred Stock subject to and the exercise price of the Warrant, (iii) the name of each holder of Stock Options, the number of shares of Common Stock subject to the Stock Options held by such holder, and the exercise price of each Stock Option. Except as set forth on Section 3.1(e) of the Company Disclosure Schedule, there are no (i) other shares of Common Stock or Preferred Stock outstanding, and (ii) outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, relating to the Common Stock or Preferred Stock to which the Company is a party, or by which it is bound, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of Common Stock or Preferred Stock.

(f) As of the date of this Agreement, except as listed in Section 3.1(f) of the Company Disclosure Schedule, there are (i) no rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Common Stock or Preferred Stock to which the Company is a party, or by which it is bound, obligating the Company to repurchase, redeem or otherwise acquire any issued and outstanding shares of the Common Stock or Preferred Stock; (ii) no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company; and (iii) no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect to which the Company is a party with respect to the governance of the Company or the voting or transfer of any shares of capital stock of the Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.2. Subsidiaries. The Company has no subsidiaries.

3.3. Authority of the Company. The Company has full corporate power and authority to execute, deliver and perform this Agreement, all of the Company Ancillary Agreements and the Merger Agreement. The execution, delivery and performance of this Agreement, the Company Ancillary Agreements and, to the extent the Option is exercised on the terms hereof (including the Merger Agreement in the form attached hereto) the Merger Agreement (together with the other instruments, documents and agreements contemplated by or to be executed in connection with the transactions contemplated by the Merger Agreement) by the Company have been duly authorized and approved by the Company’s board of directors and, other than with respect to the Merger Agreement, to the extent required by the Certificate of Incorporation or any agreement to which the Company is a party, by the requisite number of the Company’s stockholders and do not require any further authorization or consent of the Company or its stockholders. This Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable in accordance with its terms, and each of the Company Ancillary Agreements has been duly authorized by the Company and upon execution and delivery by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Stockholders representing the Required Company Stockholder Vote have entered into the Voting Agreement. The affirmative vote or consent of such number of holders of the shares of the Outstanding Company Stock as is required and necessary under the DGCL and the Certificate of Incorporation to adopt this Agreement and the Merger Agreement have executed and are a party to the Voting Agreement (the “Required Company Stockholder Vote”). As of the date hereof, the Required Company Stockholder Vote is the affirmative vote or consent of (i) the holders of a majority of the shares of the Outstanding Company Stock voting or consenting, as the case may be, on an as-if-converted to Common Stock basis and (ii) the holders of seventy-five percent (75%) of the shares of the outstanding Preferred Stock voting as a separate class.

3.4. Financial Statements. The Company has prepared, or caused to be prepared, and made available to Optionee or its advisors the balance sheets as of December 31, 2008, 2009 and 2010, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended (the “Audited Company Financial Statements”), the unaudited financial statements of the Company (including the balance sheet and the related statements of income and cash flows of the Company) as of and for the eleven (11) months ended November 30, 2011 (the “Unaudited Company Financial Statements,” and together with the Audited Company Financial Statements, the “Company Financial Statements”). Except as set forth therein, the Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated therein and with each other (except that the Unaudited Company Financial Statements may not contain all of the notes required by GAAP and are

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

subject to normal adjustments), and present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of the respective dates and during the respective periods indicated therein. The unaudited balance sheet of the Company as of November 30, 2011 shall be referred to in this Agreement as the “Current Balance Sheet” and the date thereof shall be referred to in this Agreement as the “Balance Sheet Date.” The Company maintains internal accounting controls sufficient (i) to provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements of the Company in conformity with GAAP and (ii) to permit the Company’s independent auditors to issue an opinion with respect to the Audited Company Financial Statements. The Company is not party to or otherwise involved in any “off-balance sheet arrangements” (as defined in Item 303 of Regulation S-K under the Exchange Act).

3.5. Operations Since Balance Sheet Date.

Except as set forth in Section 3.5 of the Company Disclosure Schedule, since the Balance Sheet Date the Company has conducted its business only in the ordinary course consistent with past practice, and there has not occurred:

(a) any change, event, development or condition (whether or not covered by insurance) that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect on the Company;

(b) any acquisition, sale or transfer of any material asset of the Company other than in the ordinary course of business and consistent with past practice;

(c) except as required by GAAP, any material change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or any revaluation by the Company of any of its assets;

(d) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of capital stock of the Company or any direct or indirect redemption, purchase or other acquisition by the Company of any of its shares of capital stock;

(e) any Listed Contract entered into by the Company, other than in the ordinary course of business, or any amendment or termination of, or material default under, any Listed Contract, or the waiver, release or assignment of any material rights under any Listed Contract;

(f) any incurrence, assumption or guarantee by the Company of any indebtedness for borrowed money;

(g) any creation or assumption by the Company of any mortgage, lien, pledge, charge, security interest or similar encumbrance of any kind or character on any material asset, other than Permitted Encumbrances;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(h) any condemnation, seizure, damage, destruction or other casualty loss (whether or not covered by insurance) materially and adversely affecting the assets, properties or business of the Company and no such loss is threatened in writing;

(i) any capital expenditure, or commitment for a capital expenditure, for additions or improvements to property, plant and equipment in excess of $25,000 individually or $50,000 in the aggregate;

(j) except for capital expenditures and commitments referred to in paragraph (i) above, any (i) acquisition, lease, license or other purchase of, or (ii) disposition, assignment, transfer, license or other sale of, any material tangible assets or material property or material Intellectual Property in one or more transactions, or any commitment in respect thereof;

(k) a cancellation or compromise of any material debt or claim;

(l) any settlement or compromise of any pending or threatened Action;

(m) any material delay or postponement by the Company in the payment of accounts payable and other liabilities outside the ordinary course of business; or

(n) any negotiation or agreement by the Company to do any of the things described in the preceding clauses (a) through (m) (other than negotiations with the Optionee and its representatives regarding the transactions contemplated by this Agreement).

3.6. No Undisclosed Liabilities. The Company has no Liability that is of a type required to be reflected on the face of a balance sheet in accordance with GAAP, except (i) as reflected in, reserved against or disclosed in the Company Financial Statements; (ii) as incurred in the ordinary course of business since the Balance Sheet Date; (iii) for Liabilities arising from matters disclosed in the Company Disclosure Schedule; (iv) as would not have a Material Adverse Effect; or (v) as incurred under this Agreement or in connection with the transactions contemplated hereby.

3.7. Tax Matters.

(a) Tax Returns. All income Tax Returns and other material Tax Returns required to be filed by or with respect to the Company have been timely filed (taking into account applicable extensions of time to file) with the appropriate Governmental Body. Such Tax Returns are complete and accurate in all material respects. All Taxes shown as due on such Tax Returns have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by any Governmental Body in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to Tax in that jurisdiction nor is there a reasonable basis for any such claim. The Company does not have, and has never had, a “permanent establishment” (within the meaning of any applicable Tax treaty or convention) in any foreign country (other than the country in which it is organized), or an office or fixed place of business in any foreign country (other than the country in which it is organized) resulting in a taxable presence pursuant to applicable foreign Tax Law where there is not an applicable Tax treaty or convention defining a permanent

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establishment. All material elections with respect to the Company’s Taxes are reflected on the Company’s Tax Returns, copies of which have been provided to Optionee. The Company has delivered or made available to Optionee correct and complete copies of all income Tax Returns and other material Tax Returns, and all examination reports, and statements of deficiencies assessed against or agreed to by the Company with respect to Taxable periods for which the statute of limitations has not expired as of the date of this Agreement.

(b) Tax Payments. The unpaid Taxes of the Company did not, as of the date of the Current Balance Sheet, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Current Balance Sheet (rather than in any notes thereto). The Company has not incurred any material Tax liability since the date of the Current Balance Sheet other than in the ordinary course of business and consistent with past custom and practice.

(c) Audits; Deficiencies; Waivers; Liens. No deficiency for any material amount of Taxes has been proposed, asserted or assessed in writing by any Governmental Body against the Company, which remains unpaid, except for any deficiencies that are being contested in good faith by appropriate proceedings. To the Knowledge of the Company, there are no audits, examinations or other administrative or judicial proceedings currently ongoing or pending with respect to Taxes of the Company. The Company has not received from any Governmental Body (including jurisdictions where the Company has not filed Tax Returns) any written (i) notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters, or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Governmental Body against the Company. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company. There are no liens for Taxes (other than Permitted Encumbrances) upon the assets of the Company.

(d) Liability for Other Person’s Taxes; Withholding. The Company has never been a member of an affiliated group of companies filing consolidated U.S. federal income Tax Returns (other than a group the common parent of which is the Company) or any similar group for state, local or foreign Tax purposes. The Company has no liability for Taxes of another Person (other than the Company) as a transferee or successor, by contract or otherwise. The Company has withheld and paid to the applicable financial institution or Governmental Body all amounts required to be withheld. The Company is not a party to, nor has any obligation under, any Tax sharing, Tax allocation, Tax indemnity or similar agreement or arrangement.

(e) FIRPTA; Spin-offs; Accounting Method Changes. The Company has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period described in Code Section 897(c)(1)(A)(ii). The Company has never been either a “controlled corporation” or a “distributing corporation” (within the meaning of Section 355(a)(1)(A) of the Code) with respect to a transaction that was described in, or intended to qualify for non-recognition of gain pursuant to Section 355 of the Code.

(f) Tax Shelters. The Company has not participated in any “listed transaction” as defined in Treasury Regulation Section 1.6011-4.

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(g) Employee Benefit Deductions. Except as set forth in Section 3.7(g) of the Company Disclosure Schedule, the Company is not a party to any agreement or plan (including but not limited to the Stock Plan and the payment of Change in Control Payments (as defined in the Merger Agreement) and payments in respect of Stock Options in connection with the transactions contemplated by this Agreement or the Merger Agreement) that has resulted or would result, separately or in the aggregate, in the payment of (i) any “excess parachute payments” within the meaning of Section 280G of the Code (without regard to the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code) or (ii) any amount for which a deduction would be disallowed or deferred under Section 162 or Section 404 of the Code.

3.8. Conflicts; Consents, Approvals, Etc.

(a) Assuming all consents, waivers, approvals, authorizations, orders, permits, declarations, filings, registrations and notifications and other actions set forth in Section 3.8(b) have been obtained or made, the execution and delivery by the Company of this Agreement, any of the Company Ancillary Agreements or the Merger Agreement or the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereunder and thereunder, does not and will not (i) conflict with or result in a violation of the Company Certificate of Incorporation or the Company’s by-laws, or similar organizational documents; (ii) to the Knowledge of the Company, conflict with or result in a violation of any Governmental Order or Law applicable to the Company or its assets or properties; or (iii) result in a material breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, or give rise to any rights of termination, amendment, modification, acceleration or cancellation of or loss of any benefit under, or result in the creation of any Encumbrance (other than a Permitted Encumbrance) on any of the assets or properties of the Company pursuant to, any Contract to which the Company is a party, or by which any of the assets or properties of the Company is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 3.8(a), as would not have a Material Adverse Effect.

(b) Except as set forth in Section 3.8(b) of the Company Disclosure Schedule, no material consent, waiver, approval, authorization, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Body or any other Person is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement or the Merger Agreement by the Company, the performance by the Company of its obligations hereunder, or the consummation by the Company of the transactions contemplated by this Agreement, except: (i) the filing of the Certificate of Merger (as defined in the Merger Agreement) pursuant to the DGCL; (ii) applicable requirements, if any, under the DGCL, federal or state securities or “blue sky” Laws; and (iii) where the failure to obtain such consent, waiver, approval, authorization, order or permit, or to make such declaration, filing, registrations or notification would not when taken together with all other such failures by the Company have a Material Adverse Effect.

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3.9. Permits; Regulatory Matters.

(a) As of the date of this Agreement, the Company has all Permits required to permit the Company to conduct the Business, except for such failures to have such Permits, when taken together with all other such failures by the Company to have such Permits, would not have a Material Adverse Effect. As of the date of this Agreement, all of the Permits held by or issued to the Company are in full force and effect, and the Company is in compliance with each such Permit held by or issued to it, except for such failures to so comply, when taken together with all other such failures by the Company to so comply, as would not have a Material Adverse Effect. Except to the extent that any such Permit were to expire prior to the exercise of the Option or the consummation of the Merger or as would not have a Material Adverse Effect, each such Permit will continue in full force and effect after the date hereof and after the exercise of the Option and the consummation of the Merger, in each case without (x) the occurrence of any breach, default or forfeiture of rights thereunder or (y) the consent, approval, or act of, or the making of any filing with, any Governmental Body. This Section 3.9(a) does not apply to regulatory compliance, which is addressed in Sections 3.9(b) –(h).

(b) The Company is in compliance with applicable Laws of all Governmental Bodies with jurisdiction over its operation, including but not limited to the Laws enforced by the United States Department of Health and Human Services (HHS) and its constituent agencies (such as the FDA, the Centers for Medicare & Medicaid Services, and the Office of Inspector General), and the Laws enforced by the United States Department of Justice, including: the Food, Drug & Cosmetic Act, as amended, and Title 21 of the Code of Federal Regulations; the anti-kickback law (Social Security Act §1128B(b)); the drug price reporting requirements of titles XVIII and XIX of the Social Security Act; the federal Social Security Act, the federal False Claims Act (31 U.S.C. § 3729 et seq.); the federal Program Fraud Civil Penalties Act; the federal Health Insurance Portability and Accountability Act of 1996, and its implementing regulations; the FCPA; the Laws precluding the off-label sale or pre-approval marketing of pharmaceuticals; and all similar local, state, federal and foreign Governmental Body requirements, except where the failure to so comply, when taken together with all other such failures by the Company to so comply, would not have a Material Adverse Effect.

(c) The Company holds, and is operating in compliance with, all such permits, licenses, approvals, authorizations and required filings of the FDA and similar foreign, regional, state, and local authorities with jurisdiction over pharmaceuticals as required for the conduct of its business as currently conducted (collectively, the “Regulatory Authorizations”), except where the failure to hold such Regulatory Authorizations or to so comply, when taken together with all other such failures by the Company to so hold such Regulatory Authorizations or to so comply, would not have a Material Adverse Effect, and all such Regulatory Authorizations are in full force and effect. The Company has fulfilled and performed all of its obligations with respect to the Regulatory Authorizations that are required to maintain the Regulatory Authorizations in good standing, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any Regulatory Authorization except where the failure to so fulfill or perform, or the occurrence of such event, when taken together with all other such failures by the Company to so perform, would not have a Material Adverse Effect.

(d) The Company has not received written notice of any pending or, to the Knowledge of the Company, threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other allegation or action from any Governmental Body including

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HHS, FDA, and, applicable similar foreign, regional, state, and local Governmental Bodies with jurisdiction over pharmaceuticals, or other party (including but not limited to employees or former employees acting as whistleblowers) that any operation or activity of the Company is in violation of any applicable Law.

(e) The pre-clinical, clinical, and other studies and tests conducted by or on behalf of or sponsored by the Company or in which the Company or its product candidates have participated were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and all applicable Laws, including, as appropriate, the Federal Food, Drug and Cosmetic Act (FDCA) and the requirements of Good Laboratory Practice (21 C.F.R. Part 58) and FDA regulations relating to Good Clinical Practice and Clinical Trials (including 21 C.F.R. Part 312 and all requirements relating to protection of human subjects contained in 21 C.F.R. Parts 50, 54, and 56), and all similar local, state, federal and foreign requirements. The Company has provided or made available all pre-clinical, clinical and other studies and tests conducted by or one behalf of or sponsored by the Company. All clinical studies of products under development, conducted by or on behalf of or sponsored by Company and intended to be used to support a Regulatory Approval, have been and are being conducted under the supervision of, with the consent of and in compliance with a duly constituted Institutional Review Board or Ethics Board, or its counterpart in foreign countries with jurisdiction over the investigation of pharmaceutical products.

(f) No investigational new drug application (IND) filed by or on behalf of the Company with the FDA has been terminated or suspended by the FDA, and neither the FDA nor any applicable foreign Governmental Body has commenced, or, to the knowledge of the Company, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate, delay or suspend, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of the Company.

(g) The Company has conducted its drug development program for the OBS Development Product, and made its submissions to the FDA Office of Orphan Product Development (OOPD) in accordance with procedures set forth in the Orphan Drug Act (codified at 21 U.S.C. § 360bb et seq.), the implementing regulations in 21 C.F.R. pt. 316, and FDA policies related to orphan drugs. The Company has materially followed the requirements and procedures set forth by foreign Governmental Bodies with respect to the development and testing of orphan drugs. Except as set forth on Section 3.9(g) of the Company Disclosure Schedule, the Company has not received any communication (whether written or verbal) from a Governmental Body materially calling into question the likelihood of Regulatory Approval of the OBS Development Product in its jurisdiction based on its clinical development through the date of this Agreement.

(h) Neither Company nor any of its employees nor any of Company’s subcontractors is: (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. §312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as defined in 42 U.S.C. 1320a-7b(f), as amended from time to time, or any other

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governmental payment, procurement or non-procurement program; or (e) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s List of Parties Excluded from Federal Programs, or the FDA Debarment List. Company has not hired or retained as an officer or employee any person who has been convicted of a misdemeanor or felony under the laws of the United States relating to the regulation of any drug product by the FDA or relating to the regulation of any federal healthcare program by the U.S. Department of Health and Human Services.

3.10. Tangible Property.

(a) Section 3.10(a)(i) of the Company Disclosure Schedule sets forth a true, correct and complete list of each item of real property that, as of the date of this Agreement, is owned by the Company (“Owned Real Property”). The Company has good fee simple title to the Owned Real Property, free and clear of all Encumbrances, other than Permitted Encumbrances. Section 3.10(a)(ii) of the Company Disclosure Schedule contains a true, correct and complete list of each item of real property that, as of the date of this Agreement, is leased from or to a third party by the Company (“Leased Real Property”), the name of the third party lessor(s) or lessee(s) thereof, as the case may be, the date of the lease contract relating thereto and all amendments thereof. The Company has a valid and subsisting leasehold interest in, or the right to use, all Leased Real Property leased by it, in each case free and clear of all Encumbrances, other than Permitted Encumbrances.

(b) The Company has good and marketable title to each item of tangible personal property reflected in the Current Balance Sheet or acquired after the Balance Sheet Date (except tangible personal property sold or otherwise disposed of since the Balance Sheet Date in the ordinary course of business), or with respect to tangible leased properties, valid leasehold interests therein, free and clear of all Encumbrances, except in each case for Permitted Encumbrances. The plants, property and equipment of the Company that are used in the operations of the Company’s business are in all material respects in good operating condition and repair, subject to normal wear and tear and are usable in the ordinary course of business consistent with past practices. The tangible assets and properties of the Company constitute all of the tangible assets and properties necessary to conduct the Company’s operations and business as currently conducted by the Company. This Section 3.10 does not apply to Intellectual Property rights, which are addressed in Section 3.12 hereunder.

3.11. Books and Records. The Company has maintained business records with respect to the assets and its business and operations, including, without limitation, records relating to the Company’s product development history, which are true, accurate and complete in all material respects, and there are no material deficiencies in such business records. The Company does not have any of its primary records, systems, controls, data or information which are material to the operation of its business recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether or not computerized) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company. The minute book of the Company contains a complete and accurate summary in all material respects of all meetings of directors and shareholders or actions by written consent since the time of incorporation of the Company through the date of this Agreement, and reflect all transactions referred to in such minutes accurately in all material respects.

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3.12 Intellectual Property.

(a) Section 3.12(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all (1) Patents, together with all reissues, divisions, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (2) Trademarks, (3) Copyrights and (4) domain name registrations and websites, in each case, used or held for use by the Company in the conduct of its business specifying as to each such item, as applicable (i) the owner of the item, (ii) the jurisdictions in which the item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item, and (iv) the date of application and issuance or registration of the item.

(b) Section 3.12(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all material licenses and sublicenses pertaining to any third-party Intellectual Property used by the Company in the conduct of its business, excluding off-the-shelf, shrink-wrap, click-wrap licenses and/or other licenses for commercially available software under $25,000.

(c) Section 3.12(c) of the Company Disclosure Schedule sets forth a complete and accurate list of all material licenses and sublicenses pertaining to any Intellectual Property owned by the Company licensed to third parties.

(d) No third party has any pending, or to the Company’s Knowledge, threatened, claims in writing that the Company has violated, misappropriated, or infringed any of a third party’s Intellectual Property rights. The Company does not have any pending or, to the Company’s Knowledge, threatened, claims in writing that a third party has violated or infringed any material Intellectual Property owned by the Company.

(e) To the Company’s Knowledge, the items listed in Section 3.12(a)(1) and (2) of the Company Disclosure Schedule are not the subject of any cancellation or reexamination proceeding or other proceeding challenging their validity. The owner designated in each entry of Section 3.12(a)(1) of the Company Disclosure Schedule is the applicant or assignee of record in all patent applications, and applications for registration of Intellectual Property rights indicated for such owner in Section 3.12(a)(1) of the Company Disclosure Schedule, and, to the Company’s Knowledge, no opposition or interference, has been received in connection with any such application. For the items listed in Section 3.12(a)(1) of the Company Disclosure Schedule, all registration, maintenance and renewal fees, if applicable, currently due in connection with certificates in connection with such Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the U.S. or foreign jurisdictions, as the case may be, for the purposes of perfecting and maintaining such Intellectual Property.

(f) Except as set forth in Section 3.12(f) of the Company Disclosure Schedule, the Intellectual Property listed in Section 3.12 constitutes all of the Patents, Trademarks, Copyrights and domain names that has been used or relied upon in the operation of the Business as currently conducted. The Company has not transferred ownership of, nor granted any license with respect to, any Intellectual Property that is material to the Business, to any other Person.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(g) Except as set forth in Section 3.12(a) and 3.12(g) of the Company Disclosure Schedule, the Company is the owner of all right, title and interest in and to each item of Intellectual Property set forth on Section 3.12(a) of the Company Disclosure Schedule and each Trade Secret, or in the case of licensed Intellectual Property set forth on Section 3.12(b) of the Company Disclosure Schedule, the Company has obtained all licenses necessary to use and commercially exploit such Intellectual Property according to the terms of such licenses, free and clear of any Encumbrances (other than Permitted Encumbrances), and the Company has the right to use all of the Intellectual Property set forth on Section 3.12(a) of the Company Disclosure Schedule and each Trade Secret without payment to a third party, and has the right to stop others from using such Intellectual Property. Except as set forth in Section 3.12(g) of the Company Disclosure Schedule the right to sue for past damages, to the extent available, shall be transferred to either the Merger Sub or Optionee upon the Effective Time (as defined in the Merger Agreement). Except as set forth in Section 3.12(g) of the Company Disclosure Schedule, all Intellectual Property set forth on Section 3.12(a) and Section 3.12(b) of the Company Disclosure Schedule and each Trade Secret is fully transferable, alienable or licensable by the Company or other entity, without restriction and without payment of any kind to any other Person. Except as described in Section 3.12(g) of the Company Disclosure Schedule, the Company has no obligation to indemnify or defend any third-party in connection with claims for intellectual property infringement.

(h) Except as set forth in Section 3.12(h) of the Company Disclosure Schedule, the Company has not been alleged to misappropriate, infringe or otherwise violate any Intellectual Property right of any other Person and there is no claim or action pending, or, to the Company’s Knowledge, threatened, alleging any such infringement. To the Company’s Knowledge, the operation of the Business of the Company as of the date of this Agreement for the treatment of eosinophilic esophagitis does not misappropriate, infringe or otherwise violate any third party Intellectual Property right.

(i) The Company has taken commercially reasonable precautions to protect the secrecy of its Trade Secrets. To the Company’s Knowledge, none of the material trade secrets, know-how or other material confidential or proprietary information of the Company has been disclosed to any Person unless such disclosure was made pursuant to an appropriate confidentiality agreement.

(j) All former and current employees of the Company have executed written agreements prohibiting disclosure of confidential information and assigning to the Company, as applicable, all rights to any inventions made during or derived from their relationship with the Company, as applicable.

3.13. Inventories. The Company has no inventories (as that term is used for purposes of GAAP).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.14. Related Party Transactions. The Company is not indebted to any director, officer or employee of the Company (except for amounts due as compensation or reimbursement for services performed and any severance obligations), and no such person is indebted to the Company. Except as listed on Section 3.14 of the Company Disclosure Schedule, no (a) Person who owns beneficially or of record at least five percent (5%) of the Outstanding Company Stock, (b) officer or director of the Company, (c) immediate family member of any of the Persons referred to in clauses (a) and (b) above, and (d) Person controlled by any one or more of the foregoing (excluding the Company) (collectively, the “Related Parties”) presently or since January 1, 2008: (i) owns or has owned, directly or indirectly, any material interest in (excepting not more than five percent (5%) stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a lessor, lessee, customer, distributor, sales agent, or supplier of the Company; (ii) owns or has owned, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses for the conduct of its business; (iii) has brought any action, suit or proceeding against the Company; or (iv) on behalf of the Company, has made any payment or commitment to pay any commission, fee or other amount to, or purchase or obtain or otherwise contract to purchase or obtain any goods or services from, any corporation or other Person of which any officer or director of the Company, or an immediate family member of the foregoing, is a partner or stockholder (excepting stock holdings solely for investment purposes in securities of publicly held and traded companies). The Company is not a party to any transaction with any Related Party on other than arm’s-length terms.

3.15. Employees and Related Agreements; ERISA.

(a) Section 3.15(a) of the Company Disclosure Schedule contains a true, correct and complete list as of the date of this Agreement of each employee benefit plan, agreement or policy (including any “employee benefit plan” as defined in Section 3(3) of ERISA, compensation arrangements, employment and severance agreements, and employment offer letters) sponsored by, maintained by, contributed to, or participated in by the Company, or to which the Company is a party or has or may have any liability, or under which current or former employees or independent contractors of the Company benefit (each, a “Company Benefit Plan” and, collectively, the “Company Benefit Plans”). The Company has made available to Optionee and its agents and representatives copies of (i) each Company Benefit Plan; (ii) the most recent annual report (Form 5500) filed with the IRS with respect to each such Company Benefit Plan; (iii) each trust agreement and any other material written agreement relating to each such Company Benefit Plan; (iv) the most recent summary plan description for each such Company Benefit Plan for which a summary plan description is required, and (v) the most recent determination or opinion letter issued by the IRS with respect to any such Company Benefit Plan intended to be qualified under Section 401(a) of the Code. No Company Benefit Plan is subject to Title IV of ERISA, covers any employees or independent contractors outside the United States, is a multiple employer plan, or provides health or welfare benefits to retirees. Each Company Benefit Plan covering two or more individuals can be amended, terminated or otherwise discontinued in accordance with its terms, without the consent of plan participants, and without liability to the Company other than ordinary administrative expenses and the payment of any accrued benefits.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) Each Company Benefit Plan is in compliance in all material respects with the applicable requirements of ERISA and the Code and other requirements of Law (including filing requirements with Governmental Bodies), and no event has occurred and there exists no condition or set of circumstances in connection with which the Company or any Company Benefit Plan could be subject to any material liability under the terms of such Company Benefit Plans, ERISA, the Code or any other applicable Law. As of the date of this Agreement, there are no audits, inquiries or proceedings pending or, to the Knowledge of the Company, threatened by the IRS or any other Governmental Body with respect to any Company Benefit Plan (other than routine claims for benefits in the normal course) that could reasonably be expected to subject the Company or any Company Benefit Plan to any liability. Each arrangement subject to Section 409A of the Code is and, except as set forth on Section 3.15(b) of the Company Disclosure Schedule, has been maintained in material compliance therewith and the Treasury Regulations thereunder.

(c) Section 3.15(c) of the Company Disclosure Schedule contains a true, correct and complete list of each retention, bonus or severance agreement or plan or other arrangement of the Company with or relating to Company employees, directors or consultants under which amounts may be payable or benefits provided, or which provides for acceleration of benefits or payments, as a result of the consummation of the transactions contemplated by this Agreement or the Merger Agreement (either alone or in combination with any other event). A true, correct and complete copy of each of the agreements and plans set forth in Schedule 3.15(c) of the Company Disclosure Schedule has been made available to Optionee.

(d) Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and either is a prototype plan that may rely on the EGTRRA opinion letter issued to its provider or has received an EGTRRA determination letter from the IRS that it is so qualified, and no fact or event has occurred since the date of such determination letter that could materially adversely affect the qualified status of any such Company Benefit Plan.

3.16. Employee Relations. The Company is not a party to any labor agreement with respect to its employees with any labor organization, group or association, nor, to the Knowledge of the Company, have there been any attempts to organize the employees of the Company during the one (1)-year period prior to the date of this Agreement. As of the date of this Agreement, there is no labor strike, labor disturbance or work stoppage pending against the Company. Within the past year, the Company has not incurred any liability or obligation under the Workers Adjustment and Retraining Notification Act or any other similar state or local law that remains unsatisfied.

3.17. Contracts.

(a) Section 3.17 of the Company Disclosure Schedule contains a true, correct and complete list of all Contracts currently in effect that (i) are material to the conduct and operations of the Business and its properties as currently conducted, (ii) involve the Stockholders or any of the officers, consultants, directors or employees of the Company (other than Company Benefit Plans or employment arrangements involving annual compensation by the Company of less than $100,000, or stock option agreements entered into in the ordinary course of business),

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(iii) require the Company to provide in-kind consideration, (iv) involve real property, (v) involve a joint venture, partnership, or limited liability company relationship, (vi) govern or relate to indebtedness, (vii) are material customer or supplier agreements of the Company (viii) obligate the Company to develop any product, drug or compound, (ix) require the Company to indemnify any Person, except for Contracts entered into in the ordinary course of business, (x) grant any exclusive rights to any party (including any right of first refusal or right of first negotiation), or (xi) relate to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) (collectively, the “Listed Contracts”) and copies or access to such agreements, contracts, leases, licenses, instruments, commitments, indebtedness, Liabilities and other obligations have been provided to Optionee and its counsel. For purposes of this Section 3.17, “material” shall mean either (x) having an aggregate value, cost or amount in excess of $100,000, or (y) not terminable upon ninety (90) days or fewer notice.

(b) Except for such exceptions as would not have a Material Adverse Effect, as of the date of this Agreement, (i) each Listed Contract is in full force and effect and, except for those Listed Contracts which by their terms will expire prior to the Option Termination Date or are otherwise terminated prior to the Option Termination Date in accordance with the provisions thereof, will continue in full force and effect after the date hereof and after the exercise of the Option and the consummation of the Merger, in each case without breaching the terms thereof or resulting in the forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or making of any filing with, any other party, and represents a legally valid, binding and enforceable obligation of the Company, if the Company is a party thereto, except as may be limited by principles of public policy, and subject to (1) the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights and relief of debtors generally and (2) the effect of rules of law and general principles of equity, including rules of Law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether considered in a proceeding in equity or at Law); and (ii) the Company is not in material breach or violation of, or material default under, any of the Listed Contracts to which it is a party, nor has the Company received any written notice that it has materially breached, violated or defaulted under any of the Listed Contracts to which it is a party. There are no Listed Contracts that are not in written form.

3.18. Litigation and Governmental Orders. As of the date of this Agreement, (i) there are no Actions pending or, to the Knowledge of the Company, threatened against the Company, any of the assets or properties of the Company, or any of the directors and officers of the Company in their capacity as directors or officers of the Company that individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and (ii) the Company or its assets and properties are not subject to any Governmental Orders relating specifically to the Company or any of its assets or properties that individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is no Governmental Order against the Company, or, to the Knowledge of the Company, any of its directors or officers (in their capacities as such), that could prevent, enjoin or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on the Company. All litigation to which the Company is a party (or, to the Knowledge of the Company, threatened to become a party) is described in Section 3.18 of the Company Disclosure Schedule. This Section 3.18 does not apply to regulatory compliance, which is addressed in Sections 3.9(b) –(h) hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.19. Compliance with Laws. To the Knowledge of the Company, the Company is conducting the Business in compliance with applicable Law, except where the failure to so comply, when taken together with all other such failures by the Company to so comply, would not have a Material Adverse Effect. The Company has not received any written notice from any Governmental Body to the effect that the Company is not in compliance with any applicable Law, except where the failure to so comply, when taken together with all other such failures by the Company to so comply, would not have a Material Adverse Effect. This Section 3.19 does not apply to regulatory compliance, which is addressed in Section 3.9 hereunder.

3.20. Environmental Matters. To the Knowledge of the Company, except for such violations, activities and Actions as would not have a Material Adverse Effect, (i) no Hazardous Material is present at any of the real property leased by the Company in violation of any applicable Environmental Law; (ii) the Company has not engaged in any Hazardous Materials Activity in violation of any applicable Environmental Law; and (iii) no Action is pending or has been threatened against the Company concerning any of the Hazardous Materials Activities of the Company, or Hazardous Materials Activity on any of the Company Property.

3.21. Insurance. The physical properties, assets and business of the Company are insured as of the date of this Agreement to the extent disclosed on Section 3.21 of the Company Disclosure Schedule attached hereto and all such insurance policies and arrangements are disclosed therein. As of the date of this Agreement, said insurance policies and arrangements are in full force and effect, all premiums with respect thereto are currently paid, and the Company is in material compliance with the terms thereof. The Company has not received any written notice of termination of, or material premium increase with respect to, any of such policies.

3.22. Customers and Suppliers. As of the date hereof, no material customer and no material supplier of the Company has canceled or otherwise terminated, or made any written threat to the Company to cancel or otherwise terminate its relationship with the Company or has at any time on or after the Balance Sheet Date, decreased materially its services or supplies to the Company in the case of any such supplier, or its usage of the services or products of the Company in the case of such customer, and no such supplier or customer has indicated in writing that it intends to cancel or otherwise terminate its relationship with the Company or to decrease materially its services or supplies to the Company or its usage of the services or products of the Company, as the case may be.

3.23. Takeover Laws. The Company has taken all action required to be taken by it in order to exempt this Agreement, the Merger Agreement and the Merger from, and this Agreement, the Merger Agreement and the Merger are exempt from, the requirements of any “fair price,” “moratorium,” “control share acquisition” statute or other similar anti-takeover statute or regulation enacted under any Requirements of Laws, or any takeover provision in the Certificate of Incorporation or the Company’s by-laws.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.24. Approval by Stockholders. The affirmative vote or consent of (i) the holders of a majority of the shares of the outstanding Common Stock and Preferred Stock voting or consenting, as the case may be, on an as-if-converted to Common Stock basis and (ii) the holders of seventy-five percent (75%) of the shares of the outstanding Preferred Stock voting as a separate class are the only votes of the holders of any capital stock of the Company necessary under the DGCL and the Certificate of Incorporation to approve this Agreement and the Merger Agreement and the transactions contemplated thereby. The shares of Outstanding Company Stock that are subject to the Voting Agreement are, if voted in favor of the Merger, sufficient to authorize and approve the Merger pursuant to the Certificate of Incorporation and the DGCL.

3.25. Absence of Unlawful Payments. None of (a) the Company, (b) any director or officer of the Company, nor, (c) to the Company’s Knowledge, any employee, agent or other Person acting on behalf of the Company, in each case in connection with the operation of the Company’s business: (i) has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment; made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or violated any provision of the FCPA; or (iii) has accepted or received any unlawful contributions, payments, gifts or expenditures.

3.26. Brokers. Except for any fees payable to Stifel, Nicolaus & Company, Incorporated as set forth on Section 3.26 of the Company Disclosure Schedule, which is entitled to certain advisory fees in connection with this Agreement and the Merger Agreement, the Company has not entered into any contract or other arrangement or understanding (written or oral, express or implied), with any Person which may reasonably result in the obligation of the Company to pay any fees or commissions to any broker or finder as a result of the execution and delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated by this Agreement and the Merger Agreement.

3.27. Disclosure. None of the representations or warranties made by the Company herein or in the Company Disclosure Schedule or exhibit hereto, and no certificate furnished by the Company pursuant to this Agreement contain, any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF OPTIONEE

As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Optionee hereby represents and warrants to the Company and agrees as follows:

4.1. Organization of Optionee. Optionee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.2. Authority of Optionee.

(a) Optionee has full corporate power and authority to execute, deliver and perform this Agreement, all of the Optionee Ancillary Agreements and the Merger Agreement. The execution, delivery and performance of this Agreement, the Optionee Ancillary Agreements and the Merger Agreement (together with the other instruments, documents and agreements contemplated by or to be executed in connection with the transactions contemplated by the Merger Agreement) by Optionee have been duly authorized and approved by Optionee’s board of directors and do not require any further authorization or consent of Optionee or its stockholders. This Agreement has been duly authorized, executed and delivered by Optionee and is the legal, valid and binding agreement of Optionee enforceable in accordance with its terms, and each of the Optionee Ancillary Agreements has been duly authorized by Optionee and upon execution and delivery by Optionee will be a legal, valid and binding obligation of Optionee enforceable in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(b) Neither the execution and delivery of this Agreement, any of the Optionee Ancillary Agreements or the Merger Agreement, nor the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, nor the exercise of the Option, in each case by Optionee, will:

(i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (A) the certificate of incorporation or by-laws of Optionee, (B) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Optionee is a party or any of its properties or assets is subject or by which Optionee is bound, (C) any Court Order to which Optionee is a party or any of Optionee’s properties or assets is subject or by which it is bound or (D) any material Requirements of Laws affecting Optionee, its assets or its business; or

(ii) require the approval, consent, authorization or act of, or the making by Optionee of any declaration, filing or registration with, any Person, except, with respect to the consummation of the Merger, as provided under the HSR Act.

4.3. Brokers. Except for BMO Capital Markets Corp., neither Optionee nor any Person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

4.4. Financial Wherewithal. Optionee has the financial wherewithal, in the form of cash on hand, to pay the Option Consideration and, when obligated in accordance with this Agreement, the Option Milestone Payments.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.5. Due Diligence Investigation. Optionee has had an opportunity to discuss the business, management, operations and finances of the Company with its respective officers, directors, employees, agents, consultants, representatives and Affiliates, and has had an opportunity to inspect the facilities of the Company. Optionee has conducted its own independent investigation of the Company. In making its decision to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement, Optionee has relied solely upon the representations and warranties of the Company set forth in Article III (and acknowledges that such representations and warranties are the only representations and warranties made by the Company) and has not relied upon any other information provided by, for or on behalf of the Company, or its respective agents or representatives, to Optionee in connection with the transactions contemplated by this Agreement. Optionee has no knowledge of the existence or nonexistence or occurrence or nonoccurrence of any event, condition or circumstance the existence, nonexistence, occurrence or nonoccurrence of which would cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any respect. Optionee has entered into the transactions contemplated by this Agreement with the understanding, acknowledgement and agreement that no representations or warranties, express or implied, are made with respect to any projection or forecast regarding future results or activities or the probable success or profitability of the Business or the Company. Optionee acknowledges that, except as provided in the Voting Agreement, no current or former stockholder, director, officer, employee, agent, consultant, Affiliate or advisor of the Company has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of this Agreement, express or implied.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE V

ACTION PRIOR TO THE OPTION TERMINATION DATE

The respective parties hereto covenant and agree to take the following actions between the date hereof and the earlier of the Option Termination Date or, if the Option is exercised prior to the Option Termination Date, the Merger Agreement Execution Date:

5.1. Investigation by Optionee; Information Rights.

(a) The Company shall afford the officers, employees and authorized representatives of Optionee (including independent public accountants and attorneys) reasonable access, upon three (3) business days’ notice and not more than once semi-annually (provided, that with respect to Optionee’s and/or Optionee’s auditors’ request for, and access to, financial records and information that are required for Optionee to prepare its financial statements or for Optionee’s auditors to review, audit or perform other procedures on Optionee’s financial statements, Optionee and Optionee’s auditors shall only be required to provide reasonable advance notice and shall be limited to one annual visit), during normal business hours to the offices, properties, employees and business and financial records (including computer files and similar documentation) of the Company and the Subsidiaries to the extent Optionee shall deem reasonably necessary or desirable and shall furnish to Optionee or its authorized representatives such additional information concerning the assets, properties, operations and businesses of the Company and the Subsidiaries as shall be reasonably requested, including all such information as shall be reasonably necessary to enable Optionee or its representatives to verify the accuracy of the representations and warranties contained in this Agreement and to verify that the covenants of the Company contained in this Agreement are being and have been complied with. Optionee agrees that such investigation shall be conducted in such a manner as not to interfere unreasonably with the operations of the Company and the Subsidiaries. All costs and expenses associated with the information and investigation rights of Optionee under this Section 5.1(a) shall be borne by Optionee.

(b) The Company shall, unless the parties agree otherwise in writing:

(i) deliver to Optionee as soon as practicable, but in any event within sixty (60) days after the end of each fiscal year of the Company, a consolidated income statement for such fiscal year, a consolidated balance sheet as of the end of such year and a consolidated cash flow statement for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP consistently applied, and audited and certified by independent public accountants of nationally recognized standing selected by the Company, and additionally, the Company shall deliver a draft of such year-end financial reports to Optionee as soon as practicable, but in any event within fifty (50) days after the end of each fiscal year of the Company;

(ii) deliver to Optionee as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited consolidated profit or loss statement for such fiscal quarter, an unaudited consolidated balance sheet as of the end of such fiscal quarter and an unaudited consolidated cash flow statement for such fiscal quarter;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(iii) deliver to Optionee within ten (10) business days of the end of each month, an unaudited consolidated income statement for such month, an unaudited consolidated balance sheet as of the end of such month and an unaudited consolidated cash flow statement for such month, in reasonable detail;

(iv) deliver to Optionee as soon as practicable, but in any event fifteen (15) days prior to the end of each fiscal year, an updated Operating Plan for the next fiscal year and the successive fiscal year(s) during which the Company expects the Option to remain exercisable, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months;

(v) deliver to Optionee as soon as reasonably practicable, additional supporting financial information as mutually agreed upon by Optionee and the Company;

(vi) deliver to Optionee, with respect to the audited financial statements called for in subsection (i) and the unaudited financial statements called for in subsection (ii) of this Section 5.1(b), an instrument executed by the chief financial officer, chief business officer or chief executive officer of the Company, certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods and fairly present, in all material respects, the consolidated financial condition of the Company and the Subsidiaries and its results of operation for the period specified, subject to year-end audit adjustments and, in the case of the financial statements called for in subsection (ii) of this Section 5.1(b), footnotes;

(vii) deliver to Optionee, with respect to the unaudited financial statements called for in subsection (iii) of this Section 5.1(b), an instrument executed by the chief financial officer, chief business officer or chief executive officer of the Company, certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods and fairly present, in all material respects, the consolidated financial condition of the Company and the Subsidiaries and its results of operation for the period specified, subject to year-end audit adjustments; and

(viii) deliver or make available to Optionee a copy of any presentation or report provided to the Company’s Board of Directors relating to the development status of the OBS Development Product.

(c) Optionee will hold any information obtained pursuant to this Section 5.1 or Section 5.8 in confidence in accordance with, and will otherwise be subject to, the provisions of the Confidentiality Agreement (it being understood that Optionee shall be permitted to disclose such information to the extent required by applicable Requirements of Law or the rules of any applicable securities exchange subject to and in accordance with the terms of the Confidentiality Agreement ).

(d) Notwithstanding any disclosure requirements of the Company set forth in this Article V, the Company shall not be obligated to disclose to Optionee any proprietary information to the extent such disclosure would, or would be reasonably expected to, violate any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

contractual obligation of the Company or would cause the Company or a Subsidiary to waive the attorney-client privilege; provided, however, that the Company: (i) shall be entitled to withhold only such information that may not be provided without causing such violation or waiver; (ii) shall provide to Optionee all related information that may be provided without causing such violation or waiver (including, to the extent permitted, redacted versions of any such information); (iii) at the request of Optionee, shall cooperate with Optionee and use its commercially reasonable efforts to obtain the consent or waiver of any third party to the disclosure in full of all such information to Optionee; and (iv) shall enter into such joint-defense agreements or other protective arrangements as may be reasonably requested by Optionee in order that all such information may be provided to Optionee without causing such violation or waiver.

5.2. Preserve Accuracy of Representations and Warranties; Notification of Certain Matters.

(a) Other than as permitted under this Agreement or as otherwise consistent with the Operating Plan, the Company shall: (i) refrain from taking any action which would render (A) any representation or warranty made by it in Article III (other than any Updated Representations) inaccurate in any material respect as of the Option Exercise Date, or (B) any Updated Representations inaccurate in any material respect after giving effect to the Updated Schedules; and (ii) use commercially reasonable efforts to cause (A) each of the representations and warranties made by it in Article III (other than any Updated Representations) to be true and correct in any material respect as of the Option Exercise Date, and (B) each of the Updated Representations to be true and correct in all material respects after giving effect to the Updated Schedules. Optionee shall refrain from taking any action which would render any representation or warranty made by it in Article IV inaccurate in any material respect as of the Option Exercise Date and take any and all actions as are necessary to cause each of the representations and warranties made by it in Article IV to be true and correct in all material respects as of the Option Exercise Date. For purposes of this Section 5.2(a) only, the phrase “commercially reasonable efforts” means the exercise of such efforts and commitment of such resources by a company with substantially the same resources (without regard to the portion of the Option Consideration received by the Company or the Rights Proceeds, or any interest thereon) and expertise as the Company, with due regard to the nature of efforts and cost required for the undertaking at stake.

(b) Each party shall promptly notify the other of (i) any event or matter that would reasonably be expected to cause any of its representations or warranties to be untrue in any material respect on the Option Exercise Date, other than such events or matters permitted under this Agreement or as otherwise consistent with the Operating Plan, and (ii) any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement or the Merger Agreement.

(c) The Company shall promptly notify Optionee of (i) any change or event having, or that would reasonably be expected to have, a Material Adverse Effect, (ii) any lawsuit, claim, proceeding or investigation that is threatened in writing (or, if not threatened in writing, is otherwise material to the Company and the Subsidiaries), brought, asserted or commenced against the Company which would have been listed in Section 3.18 of the Company Disclosure

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule if such lawsuit, claim, proceeding or investigation had arisen prior to the date hereof and (iii) any material default under any Listed Contract or event which, with notice or lapse of time or both, would become such a default on or prior to the Option Termination Date and of which the Company has Knowledge.

5.3. Consents of Third Parties; Governmental Approvals.

(a) If (i) the Company becomes aware of any consent, approval or waiver from any Person that is party to an agreement with the Company or a Subsidiary that is required for the exercise of the Option or the consummation of the transactions contemplated by the Merger Agreement which has not been obtained prior to the date hereof, or (ii) the Company receives any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or the Merger Agreement, the Company shall immediately notify Optionee in writing thereof and, at Optionee’s request, the Company will act diligently and reasonably in attempting to obtain, before the Option Termination Date, such consent, approval or waiver, in form and substance reasonably satisfactory to Optionee; provided that neither the Company nor Optionee shall have any obligation to offer or pay any consideration in order to obtain any such consents or approvals; and provided, further, that the Company shall not make any agreement or understanding materially and adversely affecting its assets or its business as a condition for obtaining any such consents or waivers except with the prior written consent of Optionee. During the period prior to the Option Termination Date, Optionee shall act diligently and reasonably to cooperate with the Company in attempting to obtain the consents, approvals and waivers contemplated by this Section 5.3(a).

(b) The Company and Optionee shall act diligently and reasonably, and shall cooperate with each other, in attempting to obtain any consents and approvals of any Governmental Body required to be obtained by them in order to consummate the transactions contemplated by the Merger Agreement, other than under the HSR Act; provided, that if Optionee determines, in its sole discretion, that filings are required under the HSR Act, the parties shall comply with the provisions of paragraph (c) below; provided further that the Company shall not make any agreement or understanding materially and adversely affecting its assets or its business as a condition for obtaining any consents or approvals described in this Section 5.3(c) except with the prior written consent of Optionee.

(c) If Optionee determines, in its sole discretion, that filings with the FTC and the Antitrust Division are required to be filed under the HSR Act with respect to the transactions contemplated by the Merger Agreement prior to the exercise of the Option, then the Company and Optionee shall making such filings and cooperate in all respects with each other in connection with such filings, and in connection therewith:

(i) each of the Company and Optionee agrees to make available to the other such information as each of them may reasonably request relative to its business, assets and property as may be required of each of them to file any additional information requested by the FTC or the Antitrust Division under the HSR Act with respect to the notifications filed by the Company and Optionee in connection with the transactions contemplated by the Merger Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(ii) each of the Company and Optionee agrees to provide to the other copies of all correspondence between it (or its advisors) and any such agency relating to this Agreement or any of the matters described in this Section 5.3(d);

(iii) the Company and Optionee agree that all telephonic calls and meetings with such agencies regarding the transactions contemplated hereby or any of the matters described in this Section 5.3(d) shall include representatives of each of the Company and Optionee; and

(iv) the filing fees under the HSR Act shall be borne by Optionee.

5.4. Conduct of Business by the Company and the Subsidiaries.

(a) The Company shall, and shall cause each of the Subsidiaries to, operate and carry on its business in the ordinary course and/or in a manner such that ***, to the extent consistent therewith, keep and maintain its assets and properties in good operating condition and use its commercially reasonable efforts consistent with good business practice to preserve intact its current business organization, keep available the services of its current officers and employees and preserve its relationships with material customers, suppliers, contractors, licensors, licensees and others having business dealings with it (except, in each case, as set forth on Section 5.4 of the Company Disclosure Schedule, with the prior written approval of Optionee or as otherwise consistent with the Operating Plan); provided, however, the Company shall be permitted to conduct Permitted Financings. For purposes of this Section 5.4(a) only, the phrase “commercially reasonable efforts” means the exercise of such efforts and commitment of such resources by a company with substantially the same resources (without regard to the portion of the Option Consideration received by the Company or the Rights Proceeds or any interest thereon) and expertise as the Company, with due regard to the nature of efforts and cost required for the undertaking at stake.

(b) Without limiting the generality of Section 5.4(a), except as expressly contemplated by this Agreement, as set forth on Section 5.4 of the Company Disclosure Schedule or with the express written approval of Optionee, the Company shall not, and shall not permit any of the Subsidiaries to:

(i) (A) declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions in respect of, any of its capital stock, or otherwise make any payments to any stockholder in its capacity as such, (B) split, combine or reclassify any of its capital stock or issue, sell or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock (other than any issuances of its securities (1) in connection with Permitted Financings, (2) upon exercise of outstanding Stock Options and the Warrant, (3) upon conversion of outstanding shares of Preferred Stock, or (4) upon issuance or exercise of Stock Options permitted to be issued pursuant to Section 5.4(b)(ii)(B) or (C) purchase, redeem or otherwise acquire any shares of its capital stock or other securities, except where such purchase or redemption is financed solely with the portion of the Option Consideration that has been paid to the Company and any Rights Proceeds (together with any interest that has accrued on such Option Consideration or Rights Proceeds) and provided that

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

such purchase or redemption does not result, directly or indirectly, in the shares of Outstanding Company Stock that are subject to the Voting Agreement being insufficient to authorize and approve the Merger pursuant to the Certificate of Incorporation and the DGCL;

(ii) other than in connection with Permitted Financings, issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock or other securities (including any rights, warrants or options to acquire any shares of its capital stock or other securities); provided that: (A) the Company shall be entitled to issue shares of Common Stock or Preferred Stock (1) upon the exercise of outstanding Stock Options and the Warrant, or (2) upon conversion of outstanding shares of Preferred Stock in accordance with the terms thereof as in effect on the date hereof; provided that such issuances do not and will not result, directly or indirectly, in the shares of Outstanding Company Stock that are subject to the Voting Agreement being insufficient to authorize and approve the Merger pursuant to the Certificate of Incorporation and the DGCL; and (B) the Company shall be entitled to issue options to acquire shares of Common Stock pursuant to the Stock Plan, provided that such issuances do not and will not (assuming the exercise of such options) result, directly or indirectly, in the shares of Outstanding Company Stock that are subject to the Voting Agreement being insufficient to authorize and approve the Merger pursuant to the Certificate of Incorporation and the DGCL;

(iii) other than in connection with Permitted Financings or in connection with the issuance of Stock Options permitted to be issued pursuant to Section 5.4(b)(ii)(B), amend its certificate of incorporation, by-laws or similar organizational documents; provided that any such amendment shall effect changes only necessary to consummate the Permitted Financing or issuance of Stock Options;

(iv) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business organization or division thereof;

(v) alter through merger, liquidation, reorganization, restructuring or in other fashion its corporate structure;

(vi) voluntarily dissolve or liquidate;

(vii) file a voluntary petition in bankruptcy or commence a voluntary legal procedure for reorganization, arrangement, adjustment, release or composition of Indebtedness in bankruptcy or other similar Requirements of Law now or hereafter in effect, consent to the entry of an order for relief in an involuntary case under any such Requirements of Law or apply for or consent to the appointment of a rescuer, liquidator, assignee, custodian or trustee (or similar office) of the Company or any Subsidiary;

(viii) enter into the active management of a business that is not primarily related to, or in furtherance of, being a pharmaceutical company focused on the research, development and commercialization of proprietary healthcare products;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(ix) except as set forth in the Operating Plan, make or incur any new capital expenditures in excess of *** (individually or in the aggregate);

(x) (A) modify any of the agreements, understandings, obligations, commitments or other obligations set forth in any of the schedules to this Agreement, except for such modifications that are consistent in all material respects with the Operating Plan or do not modify any such agreements or other obligations in any material respect (subject to clause (2) below) or (B) other than in connection with Permitted Financings: create, incur or assume any Indebtedness (or enter into any agreement, understanding, obligation or commitment to do so); enter into, as lessee, any capital lease (as defined in Statement of Financial Accounting Standards No. 13); guarantee any such Indebtedness or obligation; issue or sell any debt securities, or guarantee any debt securities of others; or make any loans, advances or capital contributions to, or investments in, any other Person (other than reasonable advances for work-related expenses to employees and consultants in the ordinary course consistent with Company policies) or obligation, in each case (1) of the type that would have been required to be listed in Section 3.17 of the Company Disclosure Schedule if in existence on the date hereof (except as consistent with the Operating Plan), (2) that would require the approval or consent of any other Person to the transactions contemplated by this Agreement and the Merger Agreement or would otherwise prohibit, interfere with or delay the exercise of the Option by Optionee or the consummation of the Merger or (3) that would not be permitted to be repaid pursuant to its terms in connection with the consummation of the Merger without the payment of any prepayment penalty or fee;

(xi) except as consistent with the Operating Plan, enter into any contract for the purchase of real property or any option to extend a lease listed in Section 3.10(b) of the Company Disclosure Schedule;

(xii) sell, lease (as lessor), transfer or otherwise dispose of, or mortgage or pledge, or impose or suffer to be imposed any Encumbrance on, any of its assets, other than (A) inventory and minor amounts of personal property sold or otherwise disposed of for fair value in the ordinary course of business and other than Permitted Encumbrances, (B) sales or other dispositions not in the ordinary course of business so long as such sales or dispositions are consistent with the Operating Plan or do not exceed *** (individually or in the aggregate), and (C) in connection with Permitted Financings;

(xiii) cancel any debts owed to or claims held by it (including the settlement of any claims or litigation) other than in the ordinary course of business;

(xiv) other than in connection with Permitted Financings, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction thereof in the ordinary course of business or pursuant to contractual obligations in effect as of the date hereof or as required by applicable law;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(xv) accelerate or delay collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business;

(xvi) delay or accelerate payment of any account payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business;

(xvii) make any change in the accounting policies applied in the preparation of the financial statements contained in Section 3.4 of the Company Disclosure Schedule, except as required by GAAP;

(xviii) except as consistent with the Operating Plan, enter into, adopt or amend any bonus, incentive, deferred compensation, insurance, medical, hospital, disability or severance plan, agreement or arrangement or enter into or amend any employee benefit plan or employment, consulting or management agreement, other than any such amendment to an employee benefit plan that is made to maintain the qualified status of such plan or its continued compliance with applicable law and other than in the ordinary course of business; provided that no such plan, agreement or arrangement (or amendment thereto) shall provide for severance or similar payments except to the extent such severance or similar payments are consistent with pharmaceutical industry norms;

(xix) except as consistent with the Operating Plan, pay or commit to pay any bonus to any officer or employee, or make any other change in the compensation of its employees, other than payments, commitments or changes made in accordance with the Company’s normal compensation practices or pursuant to contractual obligations in effect as of the date hereof or as required by applicable law;

(xx) prepare or file any Tax Return inconsistent with past practice or, on any such Tax Return, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods; or

(xxi) except as consistent with the Operating Plan, enter into any other agreement or commitment to take any action prohibited by this Section 5.4.

(c) The Company shall, and shall cause the Subsidiaries to: (i) conduct the Phase 2 Study in compliance in all material respects with all applicable Requirements of Laws and in accordance in all material respects with the Operating Plan; (ii) use the Option Milestone Payments only for funding expenses identified herein, or which are otherwise consistent in all material respects with, the Operating Plan; (iii) keep its and their existing policies of insurance, or comparable insurance, in full force and effect; and (iv) to the extent the Company or a Subsidiary is obligated or has the right to do so (and is exercising such prosecution rights) pursuant to any agreement relating to Intellectual Property and to the extent the Company deems such action necessary in its reasonable and good faith determination and as otherwise consistent with the Operating Plan, diligently prosecute, or enforce its rights to cause another party to such agreement relating to Intellectual Property to diligently prosecute, claims in the pending patent

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

applications within Intellectual Property claiming existing products and products currently under development . The Company shall deliver (1) the final study report relating to the Phase 2 Study within three (3) business days after such report becomes final, and (2) the Phase 2 Data by the earlier of (A) fifteen (15) business days after such Phase 2 Data has been received by the Company from its third-party contractor and (B) one (1) business day after such Phase 2 Data has been approved for release to Optionee by the Company’s Board of Directors.

5.5. Acquisition Proposals. ***

5.6. Takeover Laws. If any “fair price,” “moratorium” or “control share acquisition” statute or other similar anti-takeover statute or regulation shall become applicable to the transactions contemplated by this Agreement or the Merger Agreement, the Company and its Board of Directors shall use their best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement and the Merger Agreement may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby and thereby.

5.7. Required Company Stockholder Vote; Voting Agreement. ***.

5.8. Access to Information. From and after the date hereof and until the earlier of the Option Termination Date or, if the Option is exercised prior to the Option Termination Date, the Merger Agreement Execution Date, (a)(i) the Company shall provide the Optionee, on a semi-annual basis, a written report and/or powerpoint slide deck covering the Company’s activities for the preceding period to develop and test the OBS Development Product and obtain governmental approvals necessary for marketing the OBS Development Product, including, if applicable, a description of any material issues that have arisen in such preceding period, and (ii) upon reasonable request, in writing, to the Company by Optionee, the Company shall meet with the Optionee at the Company’s offices or via telephone to discuss the written report and the general development status of the OBS Development Product, provided that the Company shall not be obligated to meet with the Optionee more than once semi-annually, and (b) the Company shall deliver to Optionee a copy of any formal project-related correspondence received by or submitted to the FDA or any analogous foreign Governmental Body promptly following delivery or receipt of the same. In addition, following the Company’s delivery of the Operating Plan to the Optionee pursuant to Section 5.1(b)(iv), the Company and Optionee shall work in good faith to make such changes to such Operating Plan as the parties may mutually agree; provided that until such time as the parties have approved such Operating Plan, the Company shall continue to operate consistent in all material respects with the most recently-approved Operating Plan.

5.9. Option Milestone Payments.

(a) Optionee shall, within ten (10) business days following its receipt of an Option Milestone Payment Notification, pay to the Company the applicable Option Milestone Payment Amount payable upon achievement of the applicable Option Milestone, in each case in immediately available funds by check or by wire transfer to such bank account or accounts as may be specified in the Option Milestone Payment Notification; provided, however, that with respect to (i) the First Option Milestone Payment and the Second Option Milestone Payment, the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

payment of the applicable Option Milestone Payment Amount shall not be required to be made until Parent has received Voting Agreements executed by Stockholders representing the First Option Required Company Stockholder Vote and the Second Option Required Company Stockholder Vote, respectively, which payment shall be made by Parent within the later of five (5) business days of Parent’s receipt thereof and the end of the ten (10) business day period following the applicable Option Milestone Payment Notification, and (ii) the Third Option Milestone Payment, the Third Option Milestone Payment Amount shall be delivered concurrently with the Continuation Notice, if any.

(b) Following the date hereof, unless and until a Technical Failure has occurred, the Company shall act in good faith and shall use Option Milestone Diligence Efforts to cause each of the Option Milestones to be achieved as promptly as reasonably practicable following the date hereof. “Option Milestone Diligence Efforts” means the ***

ARTICLE VI

INDEMNIFICATION

6.1. Survival. The representations and warranties made by the Company in Article III and by Optionee in Article IV shall survive the date hereof and shall expire on the earlier of the (a) Merger Execution Date and (b) the Option Termination Date (the “Survival Period”). All covenants and agreements of the parties contained in this Agreement shall survive from and after the date hereof through the Survival Period, except that the indemnification obligations under this Article VI shall continue as to (i) the covenants set forth in Sections 8.1, 8.2 and 8.8, as to all of which no time limitation shall apply, (ii) the obligation of Optionee to pay any Option Milestone Payments, which shall survive until paid, to the extent due, and (iii) any Damages which an Indemnified Party has notified the Indemnitor in accordance with the requirements of this Article VI on or prior to the date such indemnification would otherwise terminate in accordance with this Section 6.1, as to which the obligation of the Indemnitor shall continue (x) if the Option is exercised prior to the Option Termination Date, as indemnifiable claims under the Merger Agreement as set forth in Section 6.3(e), or (y) if the Option is not exercised prior to the Option Termination Date, until the liability of the Indemnitor for such Damages actually incurred shall have been finally determined, and the Indemnitor shall have reimbursed the Indemnified Party for the full amount of such Damages, in accordance with this Article VI.

6.2. Right to Indemnification.

(a) Subject to the limitations set forth in this Article VI, from and after the date hereof, the Optionee Indemnitees shall be entitled to be indemnified, up to an amount not exceeding the Indemnity Cap, against any Damages actually incurred by any Optionee Indemnitee arising out of or resulting from: (i) any breach of any representation or warranty set forth in Article III; or (ii) any breach of any covenant or agreement of the Company set forth in this Agreement; provided, however, that the Indemnity Cap and the Basket shall not apply to any claims related to an inaccuracy or breach of any representations, warranties, covenants or agreements under ***(collectively, the “Fundamental Representations”), and any claims based on a finding of actual fraud involving a knowing and intentional misrepresentation of a fact material to the transactions contemplated by this Agreement made with the intent of inducing any other party hereto to enter into this Agreement and upon which such other party has relied (as opposed to any fraud claim based on constructive knowledge, negligent misrepresentation or a similar theory) under applicable tort laws.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) Subject to the limitations set forth in this Article VI, from and after the date hereof, the Company Indemnitees shall be entitled to be indemnified by Optionee against any Damages actually incurred by any Company Indemnitee arising out of or resulting from: (i) any breach of any representation or warranty set forth in Article IV; or (ii) any material breach of any covenant or agreement of Optionee set forth in this Agreement.

6.3. Limitations on Liability.

(a) Each of the Company and Optionee agrees that, from and after the date hereof, except with respect to remedies that cannot be waived as a matter of law (including fraud) and injunctive and provisional relief (including specific performance), this Article VI shall be the exclusive remedy with respect to any breaches of the representations and warranties set forth in this Agreement. No current or former stockholder, director, officer, employee, agent, consultant, Affiliate or advisor of the Company shall have any Liability of any nature to an Optionee Indemnitee with respect to any breach of any representation, warranty, covenant or agreement contained in, or any other claims based upon, arising out of, or otherwise in respect of, this Agreement. No current or former stockholder, director, officer, employee, agent, consultant, Affiliate or advisor of Optionee shall have any Liability of any nature to any Company Indemnitee with respect to any breach of any representation, warranty, covenant or agreement contained in, or any other claims based upon, arising out of, or otherwise in respect of, this Agreement.

(b) Without limiting the effect of any other limitation contained in this Article VI, the indemnification provided for in Section 6.2 shall not apply except to the extent that the aggregate Damages against which an Optionee Indemnitee would otherwise be entitled to be indemnified under this Article VI exceeds *** percent of the Indemnity Cap (the “Basket”), in which event the Optionee Indemnitee shall, subject to the other limitations contained herein, be entitled to be indemnified only against the portion of such Damages in excess of the Basket; provided, however, the Basket shall not apply to any claims related to a breach of any Fundamental Representation.

(c) For purposes of computing the amount of any Damages incurred by an Optionee Indemnitee under this Article VI, there shall be deducted an amount equal to the amount of any insurance proceeds actually received or reasonably expected to be received by the Optionee Indemnitee or any of its Affiliates in connection with such Damages or any of the circumstances giving rise thereto (it being understood that the Optionee Indemnitee and any of its Affiliates shall use commercially reasonable efforts to obtain such proceeds).

(d) Nothing in this Section 6.3 shall limit, and neither the Indemnity Cap nor the Basket shall apply to, any remedy Optionee or the Company may have against any Person for actual fraud involving a knowing and intentional misrepresentation of a fact material to the transactions contemplated by this Agreement made with the intent of inducing any other party hereto to enter into this Agreement and upon which such other party has relied (as opposed to any fraud claim based on constructive knowledge, negligent misrepresentation or a similar theory) under applicable tort laws.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(e) Optionee shall have the right, exercisable by delivery of written notice to the Company delivered on or prior to the Closing Date, to setoff against the Closing Payment Amount (as defined in the Merger Agreement) an amount equal to the aggregate amount of all Damages relating to claims for indemnification made by an Optionee Indemnitee pursuant to this Article VI which have been finally determined to be owed to the Optionee Indemnitee pursuant to this Agreement but which have not been paid by the Company as of the Closing Date. In addition, any pending claims for indemnification made by an Optionee Indemnitee pursuant to Article VI which have not been finally determined to be owed to such Optionee Indemnitee as of the Closing Date, subject in each case, for the avoidance of doubt, to all of the limitations on indemnification set forth in this Article VI, shall be treated as indemnifiable claims under the Merger Agreement and upon final determination thereof, reimbursed by the Company in accordance with and subject to the provisions of the Merger Agreement and the Escrow Agreement (as defined in the Merger Agreement), as applicable.

6.4. Procedure for Claims between Parties.

(a) Any Person seeking to be indemnified for Damages pursuant to Section 6.2 (the “Indemnified Party”), other than with respect to a Third-Party Claim, shall, within the Survival Period provided for in Section 6.1 above, if applicable, give to the Person which is obligated pursuant to this Article VI to provide indemnification as set forth herein (the “Indemnitor”) a notice (a “Claim Notice”) describing in reasonable detail the facts giving rise to any claims for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, certificate or instrument executed pursuant hereto or in connection herewith upon which such claim is based.

(b) The Indemnitor shall have thirty (30) days following receipt of any Claim Notice pursuant hereto to (i) agree to the amount or method of determination set forth in the Claim Notice to pay such amount to (A) an Optionee Indemnitee in immediately available funds or (B) a Company Indemnitee in immediately available funds, or (ii) provide such Person with notice that they disagree with the amount or method of determination set forth in the Claim Notice, and the parties shall thereafter attempt to resolve the disagreement by negotiation in good faith; provided that if the parties are unable to reach agreement within sixty (60) days of such notice, the dispute shall be submitted for final adjudication to the applicable court sitting in the State of Delaware in accordance with Section 8.13.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

6.5. Defense of Third-Party Claims.

(a) Third-Party Claims. In the event of the assertion or commencement by any third Person of any claim or proceeding (whether against any Optionee Indemnitee, Company Indemnitee, or any other Person) (a “Third-Party Claim”) with respect to which an Indemnitor may become obligated to indemnify, hold harmless, compensate or reimburse any Optionee Indemnitee or Company Indemnitee pursuant to this Article VI, then:

(i) with respect to Third-Party Claims that relate solely to the payment of money damages and will not have an adverse effect on the business, operations, prospects, or reputation of the Company or Optionee ***, then the *** shall have thirty (30) days after receipt of the *** notice of a given Third-Party Claim to deliver to the *** a written acknowledgement that such Third-Party Claim is an indemnifiable claim for which it is liable and, at its election, to conduct and control the defense and settlement of such Third-Party Claim at its own expense with counsel reasonably satisfactory to the ***, in which case: (A) the *** may participate in, but not control, such defense or settlement through counsel chosen by such *** at its own expense; (B) the *** shall use reasonable efforts to make available to the *** any documents and materials that are under the direct or indirect control of the *** or any of its subsidiaries or other Affiliates that may be necessary to the defense of such Third-Party Claim; (D) the *** shall execute such documents and take such other actions as the *** may reasonably request for the purpose of facilitating the defense of, or any settlement, compromise or adjustment relating to, such Third-Party Claim; (E) the *** shall otherwise fully cooperate as reasonably requested by the *** in the defense of such Third-Party Claim; (F) the *** shall not admit any liability with respect to such Third-Party Claim; and (G) the *** shall not enter into any agreement providing for the settlement or compromise of such Third-Party Claim or the consent to the entry of a judgment with respect to such Third-Party Claim without the prior written consent of *** (which consent shall not be unreasonably withheld, conditioned or delayed) if such settlement agreement imposes a non-monetary commitment by the ***; or

(ii) with respect to Third-Party Claims for which the *** does not so notify the *** within such thirty (30) day period of its election to proceed with the control and defense of such Third-Party Claim, or if such Third-Party Claim does not relate solely to the payment of money damages or will have an adverse effect on the business, operations, prospects, or reputation of the Company or Optionee, then: (A) the *** shall diligently defend such Third-Party Claim; (B) the *** shall use reasonable efforts to make available to the *** any documents and materials that are under the direct or indirect control of the *** or any of its Subsidiaries or other Affiliates that may be necessary to the defense of such Third-Party Claim; and (C) the *** shall, subject to the limitations set forth in this Article VI, be entitled to indemnification under this Article VI in respect of such Third-Party Claim; provided, that the *** shall have no right to seek indemnification under this Article VI in respect of such Third-Party Claim for any agreement providing for the settlement or compromise of such Third-Party Claim or the consent to the entry of a judgment with respect to such Third-Party Claim entered into without the prior written consent of the *** (which consent shall not be unreasonably withheld, conditioned or delayed).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) Notice and Procedures. The *** shall give the *** prompt written notice of any Third-Party Claim against such ***; provided, that any failure on the part of the *** to so notify the *** shall not limit any of the obligations of the *** under this Article VI (except to the extent such failure materially prejudices the defense of such Third-Party Claim).

6.6. Subrogation. To the extent that an Indemnified Party is entitled to and receives indemnification pursuant to this Article VI, the Indemnitor shall be entitled to exercise, and shall be subrogated (on a non-recourse basis and without any representation or warranty by the Indemnified Party) to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnified Party or any of the Indemnified Party’s subsidiaries or other Affiliates may have against any other Person with respect to any Damages, circumstances or matter to which such indemnification is directly related. The Indemnified Party shall take such actions as the Indemnitor may reasonably request for the purpose of enabling the Indemnitor to perfect or exercise the right of subrogation of the Indemnitor under this Section 6.6. Any payment received in respect of such rights and remedies shall be distributed, first, to the Indemnitor in an amount equal to the aggregate payments made by the Indemnitor to the Indemnified Party in respect of such indemnification and, second, the balance, if any, to the Indemnified Party.

6.7. Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT OR PROVIDED FOR UNDER ANY APPLICABLE LAW, (A) NO PARTY NOR ANY STOCKHOLDER NOR ANY CURRENT OR FORMER STOCKHOLDER, DIRECTOR, OFFICER, EMPLOYEE, CONSULTANT, AFFILIATE OR ADVISOR OF ANY OF THE FOREGOING, SHALL, IN ANY EVENT, BE LIABLE TO ANY OTHER PERSON, EITHER IN CONTRACT, TORT OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OR ANY DAMAGES ASSOCIATED WITH ANY LOST PROFITS OR LOST OPPORTUNITIES OF SUCH OTHER PERSON (INCLUDING LOSS OF FUTURE REVENUE, INCOME OR PROFITS, DIMINUTION OF VALUE OR LOSS OF BUSINESS REPUTATION) RELATING TO THE BREACH OR ALLEGED BREACH HEREOF, WHETHER OR NOT THE POSSIBILITY OF SUCH DAMAGES HAS BEEN DISCLOSED TO THE OTHER PARTY IN ADVANCE OR COULD HAVE BEEN REASONABLY FORESEEN BY SUCH OTHER PARTY; AND (B) THE OPTION MILESTONE PAYMENT AMOUNTS PAYABLE BY OPTIONEE SHALL BE CONSIDERED DIRECT DAMAGES, AND NOT OTHERWISE SPECIAL, INDIRECT, OR CONSEQUENTIAL IN NATURE.

6.8. Characterization of Indemnification Payments. The parties agree that any indemnification payments made pursuant to this Article VI shall be treated for all Tax purposes as an adjustment to the Option Consideration and Option Milestone Payments unless otherwise required by Law.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE VII

TERMINATION

7.1. Termination Rights. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Option Termination Date:

(a) by the mutual written consent of the Company and Optionee;

(b) by Optionee by delivery of written notice to the Company (i) if the First Option Milestone has not been achieved by ***, (ii) if the Second Option Milestone has not been achieved by ***, or (iii) in connection with the second Exercise Withdrawal Notice under Section 2.6(c);

(c) by the Company, if the Optionee fails to make any Option Milestone Payments when due, including the failure of the Optionee to timely deliver a Continuation Notice;

(d) by either party, if the Option has not been exercised by June 30, 2015; or

(e) by the Optionee if a Technical Failure has occurred.

7.2. Effect of Termination. In the event that this Agreement shall be terminated pursuant to this Article VII, all further obligations of the parties under this Agreement (other than under Article VI and Sections 8.1, 8.2, 8.8 and 8.13) shall be terminated without further liability of either party to the other; provided, however, that nothing herein shall relieve either party from liability for its willful breach of this Agreement.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Confidential Nature of Information. Each party hereto agrees that all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the execution of this Agreement (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents shall be held in confidence pursuant to the Confidentiality Agreement.

8.2. No Public Announcement. Neither the Company nor Optionee shall, without the prior written approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that either party shall be so obligated by Requirements of Law or the rules of any stock exchange, in which case the other party shall be advised and the parties shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued; provided, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with accounting and Securities and Exchange Commission disclosure obligations.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.3. Notices. All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand or by Federal Express or a similarly reputable overnight courier, (b) upon receipt, if sent by registered or certified mail, return receipt requested or (c) when successfully transmitted by facsimile (with a confirming copy of such communication to be sent as provided in clause (a) or (b) above), in each case to the party for whom intended, at the address or facsimile number for such party set forth below:

If to Optionee, to:

ViroPharma Incorporated

730 Stockton Drive

Exton, PA 19341

Attention: J. Peter Wolf, Esq., VP & General Counsel

Facsimile: (610) 458-7380

with a copy to (which shall not constitute notice):

DLA Piper LLP (US)

300 Campus Drive, Suite 100

Florham Park, NJ 07932

Attention: Andrew P. Gilbert, Esq.

Facsimile: (973) 520-2551

If to the Company, to:

Meritage Pharma, Inc.

12481 High Bluff Drive, Suite 160

San Diego, CA 92130

Attention: Chief Executive Officer

Facsimile: (858) 436-1674

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, CA 92130

Attention: Scott N. Wolfe, Esq.

Facsimile: (858) 523-5450

or to such other address as such party may indicate by a notice delivered to the other party hereto in accordance with this Section 8.3.

8.4. Successors and Assigns.

(a) This Agreement may not be assigned by either party without the prior written consent of the other party; provided, however, that Optionee shall be entitled to assign this Agreement to any Affiliate of Optionee without the consent of the Company, provided that no such assignment shall relieve Optionee of its obligations hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. The successors and permitted assigns hereunder shall include, in the case of Optionee, any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise). Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 8.4 any right, remedy or claim under or by reason of this Agreement as a third party beneficiary or otherwise.

8.5. Entire Agreement; Amendments. This Agreement, the exhibits and schedules referred to herein and the documents delivered pursuant hereto and the Confidentiality Agreement contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

8.6. Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

8.7. Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

8.8. Expenses. Subject to Sections 5.1(a) and 5.3(c)(iv), each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.9. Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. Delivery of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart of this Agreement.

8.10. Exclusivity of Representations and Warranties. It is the explicit intent and understanding of each of the parties to this Agreement that no party to this Agreement, nor any of their respective Affiliates, representatives or agents, is making any representation or warranty whatsoever, oral or written, express or implied, other than those set forth in this Agreement (as qualified by the Company Disclosure Schedule), and none of the parties to this Agreement is relying on any statement, representation or warranty, oral or written, express or implied, made by another party to this Agreement or such other party’s Affiliates, representatives or agents, except for the representations and warranties set forth in this Agreement.

8.11. Force Majeure. Neither party shall be responsible to the other for any failure or delay in performing any of its obligations under this Agreement or for other nonperformance hereunder if such delay or nonperformance is caused by strike, stoppage of labor, lockout or other labor trouble, fire, flood, accident, war, act of terrorism, act of God or of the government of any country or of any local government, or by any other similar cause that is unavoidable and beyond the control of such party. In such event, the party affected will use commercially reasonable efforts to resume performance of its obligations.

8.12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (excluding the conflicts of law provisions) of the State of Delaware.

8.13. Submission to Jurisdiction. The Company and Optionee hereby irrevocably submit in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby to the jurisdiction of the United States District Court for the District of Delaware and the jurisdiction of any court of the State of Delaware located in Wilmington, Delaware and waive any and all objections to jurisdiction that they may have under the laws of the State of Delaware or the United States.

8.14. Waiver of Jury Trial. EACH OF OPTIONEE AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF OPTIONEE OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of page intentionally left blank; signature page follows.]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

VIROPHARMA INCORPORATED

By:	/s/ Vincent J. Milano
Name:	Vincent J. Milano
Title:	President and Chief Executive Officer

MERITAGE PHARMA, INC.

By:	/s/ Elaine M. Phillips
Name:	Elaine M. Phillips, Ph.D.
Title:	President and Chief Executive Officer

EXECUTION COPY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

VOTING AND INDEMNITY AGREEMENT

THIS VOTING AND INDEMNITY AGREEMENT (this “Agreement”), dated as of December 22, 2011, is made by and among VIROPHARMA INCORPORATED, a Delaware corporation (“Parent”), Meritage Pharma, Inc., a Delaware corporation (the “Company”), and the undersigned Stockholders (each individually, a “Stockholder” and together with all of the Stockholders listed on Schedule 1 attached hereto, collectively, the “Stockholders”).

WITNESSETH:

WHEREAS, concurrently with the execution of this Agreement, Parent and the Company are entering into a Development and Option Agreement, dated as of the date hereof (the “Option Agreement”), pursuant to which the parties thereto agree, upon the terms and subject to the conditions set forth therein, that (i) Parent will make certain payments related to the OBS Development Product (as defined in the Option Agreement), and, in connection therewith, (ii) the Company will grant to Parent during the period beginning on the date hereof and ending on the Option Termination Date (as defined in the Option Agreement) an exclusive option (the “Option”) to acquire the Company pursuant to a merger (the “Merger”) of VPMP Incorporated, a direct, wholly-owned subsidiary of Parent (“Merger Sub”), with and into the Company, with the Company continuing as the surviving corporation;

WHEREAS, as an inducement and a condition to Parent’s willingness to enter into the Option Agreement, Parent has required the Stockholders to enter into this Agreement as of the date set forth above, whereby such Stockholders shall agree to vote, within five (5) calendar days following Parent’s exercise of the Option, (i) to adopt the Agreement and Plan of Merger (the “Merger Agreement”) among the Parent, Merger Sub, the Company and the Stockholders’ Representative to be named therein, and any other transactions contemplated thereby substantially in the form attached as an exhibit to the Option Agreement, and (ii) to approve the Merger in all respects;

WHEREAS, each Stockholder acknowledges that exclusivity is provided to Parent in the Option Agreement, agrees to waive all appraisal rights in connection with the Merger and grants to the Parent the right to purchase the Subject Shares (as defined below) upon such Stockholder’s breach of any provision of this Agreement;

WHEREAS, each Stockholder acknowledges that such Stockholder has received the Meritage Pharma, Inc. Confidential Consent Solicitation Package (the “Solicitation Package”) delivered to such Stockholder on or about December 21, 2011 and has had an opportunity to ask the Company questions regarding the Solicitation Package, this Agreement or the transactions contemplated thereby;

WHEREAS, each Stockholder currently owns of record and Beneficially Owns (i) the number of shares of Common Stock, par value $0.0001 per share of the Company (“Company Common Stock”). set forth opposite such Stockholder’s name on Schedule 1 attached hereto and (ii) the number of shares of Series A Preferred Stock, par value $0.0001 per share of the Company (“Company Preferred Stock”), set forth opposite such Stockholder’s name on Schedule 1 attached hereto (such shares of Company Common Stock, together with such shares of Company Preferred Stock and any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, including any shares issued upon the exercise of any options, warrants or other rights convertible into or exercisable for shares of Company Common Stock or Company Preferred Stock, being collectively referred to herein as the “Subject Shares”); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Certain Definitions. In addition to the terms defined elsewhere herein, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Option Agreement. For purposes of this Agreement, “Beneficially Own” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person include securities Beneficially Owned by all other persons with whom such person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

Section 2. Representations and Warranties of Stockholder. Each Stockholder represents and warrants severally, but not jointly, to Parent and the Company as follows:

(a) Ownership and Power to Vote Shares. Each Stockholder is the sole record owner of the Subject Shares set forth opposite such Stockholder’s name on Schedule 1. The party signing this Agreement on behalf of each Stockholder is the Beneficial Owner of all of the Subject Shares. On the date hereof, the Subject Shares (including the options set forth opposite such Stockholder’s name on Schedule 1) constitute all of the shares of the Company Common Stock and the Company Preferred Stock owned of record or Beneficially Owned by such Stockholder. Other than as set forth in the Company’s Amended and Restated Bylaws and that certain Co-Sale Agreement dated as of March 25, 2008 by and among the Company and the persons and entities signatories thereto, there are no outstanding options or other rights to acquire by or from such Stockholder or obligations of such Stockholder to sell or to acquire, any shares of Company Common Stock or shares of Company Preferred Stock. The party signing this Agreement on behalf of each Stockholder has full power individually or as a trustee of an investment trust, to vote or to direct the voting of, full power to issue instructions or direct the issuance of instructions with respect to the matters set forth in Sections 4, 5, 6 and 7 hereof, full power to dispose of or direct the disposition of, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares. Other than the Voting Agreement dated as of March 25, 2008 by and among the Company and the persons and entities signatories thereto, there are no written agreements, understandings, trusts, proxies or other collaborative arrangements or understandings concerning the voting of the Subject Shares to which the Stockholder is a party.

(b) Power; Binding Agreement. Each Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder’s obligations under this Agreement. This Agreement has been duly and validly executed and delivered, and, if such Stockholder is not a natural person, authorized by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms except that (i) such enforcement may be subject to applicable

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c) No Conflicts. Except as contemplated by the Option Agreement, no filing with, and no permit, authorization, consent or approval of, any Governmental Body is necessary for the execution and delivery of this Agreement by such Stockholder and consummation by such Stockholder of the transactions contemplated hereby. None of the execution and delivery of this Agreement by a Stockholder, or the consummation by a Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (i) if a particular Stockholder is not a natural person, conflict with or result in any breach of any organizational or trust documents applicable to such Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or the Subject Shares, except for any such conflicts, violations, breaches, defaults or other occurrences which would neither, individually or in the aggregate, prevent or delay the performance by any Stockholder of any of the obligations of such Stockholder pursuant to this Agreement.

(d) No Encumbrance. Except as would not impair the ability of a Stockholder to perform its obligations hereunder, the Subject Shares are now, and, at all times during the term hereof, will be, held by such Stockholder free and clear of all Encumbrances, except for any such Encumbrances arising hereunder.

(e) No Finder’s Fees. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with the transactions contemplated hereby, other than as disclosed in the Option Agreement, based upon the arrangements made by or on behalf of such Stockholder.

(f) Reliance. Each Stockholder understands and acknowledges that each of the Parent and the Company is entering into the Option Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

Section 3. Disclosure. Each Stockholder hereby agrees to permit Parent to publish and disclose in any document, statement, schedule or other filing filed with the Securities and Exchange Commission (including, without limitation, any current report on Form 8-K), and any press release or other disclosure document which Parent, in its sole discretion, determines to be required by law or reasonably necessary in connection with the Option Agreement and any transactions related thereto, such Stockholder’s identity and ownership of the Company Common Stock and the Company Preferred Stock and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 4. Transfer And Other Restrictions.

(a) No Solicitation; Other Offers. Each Stockholder shall, and shall cause its trustees, representatives, consultants, investment bankers, attorneys, accountants and other agents acting in its capacity as such (collectively, a person’s or entity’s “Representatives”) to, immediately cease any discussions, activities or negotiations with any other Person or Persons (other than Parent and Parent’s representatives) that may be ongoing with respect to any Acquisition Proposal. Each Stockholder further agrees that it and its Representatives (to the extent they are serving as a Representative of a Stockholder) shall not (i) directly or indirectly solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any Acquisition Proposal, (ii) directly or indirectly participate in any discussions or negotiations with, furnish any information relating to the Company or afford access to the business, properties, books, records, data or confidential information of the Company to any Third Party that is seeking to make, or has made an Acquisition Proposal, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, (iii) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, an Acquisition Proposal, or (iv) agree or publicly propose to do any of the foregoing. Each Stockholder further agrees that it shall promptly notify Parent (but in no event later than forty-eight hours) after receipt by such Stockholder (or any of its Representatives) of any Acquisition Proposal, any inquiry that could be reasonably expected to lead to an Acquisition Proposal or of any request for information relating to the Company by any Third Party that to the knowledge of the Stockholder may be considering making, or has made an Acquisition Proposal, which notice shall be provided in writing and shall identify the person making, and the material terms and conditions of, any such Acquisition Proposal, inquiry or request (including any material changes thereto and copies of any written materials received from such Third Party or its Representatives in connection therewith). The Stockholders shall keep Parent fully informed of any material change to any Acquisition Proposal, inquiry or request for information. The Stockholders shall enforce, to the fullest extent permitted under applicable law, the provisions of any standstill, confidentiality or similar agreement entered into by the Stockholders or their respective Representatives, including where necessary, seeking to obtain injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court having jurisdiction. Without limiting the foregoing, Parent and each of the Stockholders agree that any violation of the restrictions set forth in this Section 4 by any Representative of a Stockholder shall constitute a breach by such Stockholder of this Section 4.

(b) Certain Prohibited Transfers and Standstill. Prior to the termination of this Agreement, each Stockholder agrees not to, directly or indirectly:

(i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift), or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Shares or any interest therein, except (A) pursuant to the terms of the Option Agreement, (B) if such Stockholder is not a natural person, for transfers to any of such Stockholder’s Affiliates or successor funds or to a partner or retired partner or member or retired member of such partnership or limited liability company or other equity holders of such Stockholder, as the case may be, or to one or more direct or indirect partners, directors, officers, members or other equity holders of any such Affiliates, successor funds, partners or retired partners, members or retired members, or to the estate of any of the foregoing or transfer by will or intestate succession to the spouse or to the siblings, lineal descendants or ancestors of any

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

of the foregoing or the spouse of any of the foregoing, (C) if such Stockholder is a natural person, for transfers to such Stockholder’s parents, siblings, spouse, children, nieces, nephews or grandchildren or any person sharing the Stockholder’s household (other than a tenant or employee), or a trust for the benefit of any of the foregoing, or (D) for transfers effected with Parent’s prior written consent; provided that, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement and executes an *** with respect to the transferred Subject Shares;

(ii) grant any proxy, grant any power of attorney, deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares except as provided in this Agreement which would have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement;

(iii) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement;

(iv) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote, or to seek to advise or influence any Person with respect to the voting of, any voting securities of the Company (including by making publicly known such Stockholder’s position on any matter presented to the stockholders), other than to recommend that Stockholders of the Company vote in favor of the Merger and the Merger Agreement;

(v) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company or its securities or assets;

(vi) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) under the Exchange Act) in connection with any of the foregoing;

(vii) seek to have Section 4 amended in any way which may be reasonably likely to require, involve or trigger public disclosure of such request pursuant to applicable law, or to have any provision of Section 4 amended, modified or waived; or

(viii) otherwise take, directly or indirectly, any actions with the purpose of avoiding or circumventing any provision of Section 4 or which could reasonably be expected to have the effect of preventing, materially impeding, materially interfering with or materially adversely affecting the consummation of the transactions contemplated by the Merger Agreement and the Option Agreement.

The term “sale” in this Agreement shall include a “constructive sale” which shall encompass a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any transaction that has substantially the same effect as any of the foregoing.

(c) Confidentiality. Each Stockholder agrees that for three (3) years after the date of this Agreement, the Stockholder shall hold in confidence, and except as required by law or an order of a court or governmental agency with jurisdiction and except for such information furnished to the Stockholder’s advisors and attorneys, or any general partner, limited partner, member, subsidiary or parent (and their respective representatives) of the Stockholder, as

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

applicable, for the purpose of evaluating its investment in the Company, in each case so long as such parties are subject to a confidentiality obligation with respect to such information, the Stockholder shall not disclose to any person or entity for any reason or purpose, or use in any way (other in the Stockholder’s capacity as a director, officer or employee of the Company or its affiliates), any Confidential Information obtained by the Stockholder in his or its capacity as a stockholder, director, officer or employee of the Company. The term “Confidential Information” means information that is treated by the Company as confidential and proprietary information, including but not limited to, information regarding databases, competitive strategies, models, marketing programs or sales, financial, marketing, training and technical information, other than information that (i) is generally available without use of information developed by or obtained from the Company and (ii) becomes generally available only because of a breach of this Agreement).

Section 5. Voting of the Company Common Stock and the Company Preferred Stock; ***.

(a) Each Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time (as defined in the Merger Agreement) and (b) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock and of Company Preferred Stock, however called, at which the holders of the Company Common Stock and Company Preferred Stock are asked to vote upon a proposal to adopt the Merger Agreement and to approve the Merger or any other of the transactions that are the subject of the Option Agreement and the Merger Agreement or any transaction involving the same parties and effecting substantially similar transactions (or by written consent in lieu thereof), such Stockholder will appear at the meeting or otherwise cause the Subject Shares to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted) all of the Subject Shares (or shall execute a written consent if such approval is solicited via written consent in lieu of a meeting):

(i) in favor of and to adopt the Merger Agreement and approve the Merger and/or the other transactions contemplated by the Merger Agreement;

(ii) in favor of waiving any notice that may have been or may be required relating to the Option Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, the Option Agreement or this Agreement (including, to the extent that any such notice requirement may be construed or deemed to apply to the Option Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, the Option Agreement or this Agreement, any notice that may have been or may be required relating to any reorganization, reclassification or recapitalization of the capital stock, sale of stock or assets, change in control, or acquisition of the Company, or any consolidation, merger, share exchange reorganization or other business combination transaction involving the Company); and

(iii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against the following (other than the Merger and the transactions contemplated the Merger Agreement): (A) any Acquisition Proposal, (B) any change in a majority of the persons who constitute the Board of Directors of the Company, (C) any action or agreement that would result in a breach of any covenant, representation or warranty or any obligation or agreement of the Company under the Option Agreement or this Agreement, or (D) any action which could reasonably be expected, to materially impede, materially interfere with, materially delay, materially postpone or materially adversely affect the Merger and the transactions contemplated by the Merger Agreement.

6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) In addition, and in furtherance of the purposes of this Agreement, each Stockholder hereby agrees to ***in the form of Exhibit A attached hereto (the “***”) upon the execution of this Agreement. Upon request of Parent (or its legal representatives) from time to time, each Stockholder shall deliver to Parent and/or the Company such *** as may be requested. The ***shall ***of the *** (or their respective Representatives) as such ***and ***and ***, with ***, for *** and otherwise *** at any *** (whether *** and whether or not *** ***) of the *** of *** and of ***, however ***, at which the *** of the *** and *** *** are *** to *** and to ***the *** or any other of the ***that are the *** and the *** or any ***the *** and *** *** (or ***). Each Stockholder hereby further affirms that such ***an ***of the ***and the *** and may ***. The *** *** upon the *** or *** in accordance ***.

(c) In addition, and in furtherance of the purposes of this Agreement, each Stockholder hereby *** the ***to ***of the *** such Stockholder *** such Stockholder, which the ***and ***the *** such Stockholder *** this Agreement, including, without limitation, ***and ***to an ***(***to the ***), *** to the ***(as ***in the ***) *** to such Stockholder *** to the ***of the ***on the *** and any ***(as *** in the ***) ***. The consummation of the *** shall be *** between the *** Exhibit B. The *** the ***of the ***

(d) IN ADDITION, AND IN FURTHERANCE OF THE PURPOSES OF THIS AGREEMENT, EACH STOCKHOLDER HEREBY WAIVES ANY AND ALL APPRAISAL RIGHTS THAT SUCH STOCKHOLDER WOULD OTHERWISE BE ENTITLED TO UNDER THE DELAWARE GENERAL CORPORATION LAW IN CONNECTION WITH THE MERGER AND HEREBY WAIVES AND AGREES TO FOREGO ANY FUTURE RIGHTS SUCH STOCKHOLDER MAY HAVE TO DISSENT FROM SUCH MERGER AND DEMAND PAYMENT FOR THE SUBJECT SHARES.

Section 6. Agreement not to Transfer; Additional Shares Subject to Agreement. Each Stockholder agrees with, and covenants to, Parent that, until termination of the Option Agreement, except as contemplated by the Option Agreement, such Stockholder will not request that Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in compliance with this Agreement.

Section 7. Future Cooperation. Each party shall reasonably consult with the other and provide any reasonably necessary information and material with respect to all filings made by such party with any Governmental Body in connection with this Agreement and the Option Agreement and the transactions contemplated hereby and thereby.

Section 8. Fiduciary Duties. Each Stockholder is signing this Agreement, notwithstanding anything to the contrary contained herein, solely in such Stockholder’s capacity as an owner of his, her or its respective Subject Shares, and nothing herein shall prohibit, prevent or preclude such individual Stockholder from taking or not taking any action in his capacity as a director of the Company.

Section 9. Termination. This Agreement shall terminate and shall have no further force or effect on the earliest to occur of: (a) the Option Termination Date (as defined in the Option Agreement); (b) the termination of the Option Agreement in accordance with Article VII of the Option Agreement; (c) the date upon which the Merger Agreement is terminated; (d) the transfer of all of the Subject Shares to Parent pursuant to the ***; (e) the Effective Date (as defined in the Merger Agreement); and (f) the written agreement of the parties hereto to terminate this Agreement (provided that the provisions of Section 4(c) shall survive until the time period set forth therein.)

7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 10. Miscellaneous.

(a) Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

(b) New Shares. Each Stockholder agrees that, in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Subject Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires Beneficial Ownership of or an interest in any shares of capital stock of the Company after the execution of this Agreement (including by conversion), or (c) such Stockholder voluntarily acquires the right to vote or share in the voting of any shares of capital stock of the Company other than the Subject Shares (collectively, “New Shares”), other than as a person named as a proxy in proxies solicited by the Board of Directors of the Company (with regard to which such Stockholder shall vote as instructed by the persons who executed the proxies), such Stockholder shall deliver promptly to Parent written notice of the number of any New Shares acquired by such Stockholder. Such Stockholder also agrees that any New Shares acquired or purchased by such Stockholder shall be subject to the terms of this Agreement, and Schedule 1 attached hereto may be updated accordingly without any further amendment to this Agreement required.

(c) Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each party and such party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.

(d) Amendment and Modification. Subject to Sections 10(b) and (r), this Agreement may not be amended, altered, supplemented or otherwise modified or terminated (other than a termination under Section 9 of this Agreement) except upon the execution and delivery of a written agreement executed by the parties hereto.

(e) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or electronic mail transmission) and shall be given,

If to Parent, to:

Viropharma Incorporated

730 Stockton Drive

Exton, Pennsylvania 19341

Attention: J. Peter Wolf, Esq., VP & General Counsel

Facsimile No.: (610) 458-7380

with a copy to (which shall not constitute notice):

DLA Piper LLP (US)

300 Campus Drive, Suite 100

Florham Park, New Jersey 07932

Attention: Andrew P. Gilbert, Esq.

Fax: (973) 520-2551

If to the Company, to:

8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Meritage Pharma, Inc.

12481 High Bluff Drive, Suite 160

San Diego, CA 92130

Attention: Chief Executive Officer

Fax: (858) 436-1674

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, CA 92130

Attention: Scott N. Wolfe, Esq.

Fax: (858) 523-5450

If to a Stockholder, to:

The address set forth opposite such Stockholder’s name on Schedule 1 with a copy to (which shall not constitute notice) the person or entity set forth opposite such Stockholder’s name on Schedule 1;

or to such other address, facsimile number or electronic mail address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Body to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order to that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(g) Specific Performance. The parties acknowledge and agree that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled in equity, shall be entitled to an injunction or injunctions to prevent breaches or seek to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(i) No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(j) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to its choice of law rules that would apply the laws of any other jurisdiction).

(k) Descriptive Heading. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(l) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

(m) Further Assurances. From time to time, at any other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be reasonably necessary to consummate and make effective, in the most expeditious manner reasonably practicable, the voting of the Subject Shares as contemplated by this Agreement.

(n) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

(o) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(p) Venue. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court in Delaware, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10(e) shall be deemed effective service of process on such party.

10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(q) Covenants of Sections 4 and 5 are Essential and Independent Covenants. The covenants by each Stockholder in Section 4 and Section 5 are essential elements of this Agreement, and without each Stockholder’s agreement to comply with such covenants, Parent would not have entered into this Agreement or the Option Agreement. Parent, the Company and Stockholders have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Company and its Affiliates.

(r) Additional Stockholders. Notwithstanding anything to the contrary contained herein, any additional holders of Company Common Stock or Company Preferred Stock not otherwise party to this Agreement as of the date hereof, including any Stockholders already listed on Schedule 1 attached hereto, shall become party to, and bound by, this Agreement by executing and delivering an additional counterpart signature page to this Agreement (and an ***) and shall be deemed a “Stockholder” hereunder without the need for an amendment hereto, except to add, as applicable, such holder’s name and number of shares and options held to Schedule 1 attached hereto.

[Remainder of this page intentionally left blank. Signature pages follow.]

11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

PARENT:
VIROPHARMA INCORPORATED

By:
Name:
Title:

COMPANY:
MERITAGE PHARMA, INC.

By:
Name:	Elaine M. Phillips, Ph.D.
Title:	President and Chief Executive Officer

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***
***

***

***
***

***

***
***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

***

***

***

***

***

***

***

***

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:
***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***
***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***
***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***
***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.

STOCKHOLDERS:

***
***

MERITAGE PHARMA, INC.

VOTING AND INDEMNITY AGREEMENT

COUNTERPART SIGNATURE PAGE

EXHIBIT B – FINAL FORM

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 1

Stockholder Name and Address[1]	Shares of Company Common Stock	Options and Warrants to Purchase Company Common Stock	Shares of Company Preferred Stock	Options and Warrants to Purchase Company Preferred Stock
***			***
***
***			***
***	***
***			***
***			***
***			***
***	***
***			***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***			***
***	***		***
***		***
***	***		***
***	***		***
***		***
***	***	***	***
***			***

[1]	Including the address of any persons to be copied on any notices delivered to stockholder hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

Form of ***Proxy

[See Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit B

Form of Stock Purchase Agreement

[See Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit B

AGREEMENT AND PLAN OF MERGER

dated as of                     , 20

by and among

VIROPHARMA INCORPORATED

(“Parent”),

VPMP INCORPORATED

(“Merger Sub”)

MERITAGE PHARMA, INC.

(the “Company”)

and

[                    ]

(the “Equityholders’ Representative”)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

-i-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.26.	Brokers	32
3.27.	Disclosure	32

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF OPTIONEE		32
4.1.	Organization of Optionee	32
4.2.	Authority of Optionee	32
4.3.	Brokers	33
4.4.	Financial Wherewithal	33
4.5.	Due Diligence Investigation	33

ARTICLE V ACTION PRIOR TO THE OPTION TERMINATION DATE		35
5.1.	Investigation by Optionee; Information Rights	35
5.2.	Preserve Accuracy of Representations and Warranties; Notification of Certain Matters	37
5.3.	Consents of Third Parties; Governmental Approvals	38
5.4.	Conduct of Business by the Company and the Subsidiaries	39
5.5.	Acquisition Proposals	43
5.6.	Takeover Laws	43
5.7.	Required Company Stockholder Vote; Voting Agreement	43
5.8.	Access to Information	43
5.9.	Option Milestone Payments	43

ARTICLE VI INDEMNIFICATION		44
6.1.	Survival	44
6.2.	Right to Indemnification	44
6.3.	Limitations on Liability	45
6.4.	Procedure for Claims between Parties	46
6.5.	Defense of Third-Party Claims	47
6.6.	Subrogation	48
6.7.	Limitation on Damages	48
6.8.	Characterization of Indemnification Payments	48

ARTICLE VII TERMINATION		49
7.1.	Termination Rights	49
7.2.	Effect of Termination	49

ARTICLE VIII GENERAL PROVISIONS		49
8.1.	Confidential Nature of Information	49
8.2.	No Public Announcement	49
8.3.	Notices	50
8.4.	Successors and Assigns	50
8.5.	Entire Agreement; Amendments	51
8.6.	Partial Invalidity	51
8.7.	Waivers	51
8.8.	Expenses	51
8.9.	Execution in Counterparts	51

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.10.	Exclusivity of Representations and Warranties	52
8.11.	Force Majeure	52
8.12.	Governing Law	52
8.13.	Submission to Jurisdiction	52
8.14.	Waiver of Jury Trial	52
1.1.	Certain Definitions	6
1.2.	Certain Additional Definitions	14

ARTICLE II THE MERGER		16
2.1.	The Merger	16
2.2.	Effects of the Merger	16
2.3.	Closing	16
2.4.	Effective Time	16
2.5.	Certificate of Incorporation and Bylaws; Directors and Officers	17
2.6.	Conversion of Securities; Treatment of Warrant and Options	17
2.7.	Escrow Amount	18
2.8.	Working Capital Adjustment	19
2.9.	Closing Payments; Distribution of the Merger Consideration	21
2.10.	Dissenting Shares	23
2.11.	No Further Ownership Rights in Shares of Company Capital Stock; Closing of Company Transfer Books	24
2.12.	Withholding Rights	24
2.13.	Tax Consequences	24

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		24
3.1.	Authority	25
3.2.	Organization; Subsidiaries	25
3.3.	Company Capital Stock	26
3.4.	Conflicts	27
3.5.	Consents, Approvals, Etc.	27
3.6.	Financial Statements	27
3.7.	Undisclosed Liabilities	28
3.8.	Certain Changes or Events	28
3.9.	Tax Matters	29
3.10.	Litigation and Governmental Orders	30
3.11.	Compliance with Laws	30
3.12.	Permits	31
3.13.	Regulatory Compliance	31
3.14.	Tangible Property	32
3.15.	Intellectual Property	33
3.16.	Certain Contracts	34
3.17.	Employee Benefit Matters	35
3.18.	Labor Matters	36
3.19.	Environmental Matters	36
3.20.	Related Party Transactions	36
3.21.	Brokers	37

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.22.	Insurance	37
3.23.	Books and Records	37
3.24.	Customers and Suppliers	37
3.25.	Absence of Unlawful Payments	37
3.26.	Representations Complete	38

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		38
4.1.	Authority	38
4.2.	Organization	38
4.3.	Conflicts	38
4.4.	Consents, Approvals, Etc.	39
4.5.	Litigation and Governmental Orders	39
4.6.	Ability to Perform	39
4.7.	Due Diligence Investigation	39
4.8.	Brokers	40
4.9.	No Prior Activities	40

ARTICLE V ADDITIONAL AGREEMENTS		40
5.1.	Efforts; Consents; Regulatory and Other Authorizations	40
5.2.	Closing Date Allocation Schedule	41
5.3.	Further Action	41
5.4.	Indemnification; Directors’ and Officers’ Insurance	41
5.5.	Tax Matters	42
5.6.	Development and Regulatory Approval of the OBS Development Product	42
5.7.	Employee Matters	43

ARTICLE VI CONDITIONS TO CLOSING		43
6.1.	Conditions to Obligations of the Company	43
6.2.	Conditions to Obligations of Parent and Merger Sub	44

ARTICLE VII INDEMNIFICATION		45
7.1.	Survival	45
7.2.	Right to Indemnification	45
7.3.	Limitations on Liability	46
7.4.	Procedure for Claims between Parties	47
7.5.	Defense of Third-Party Claims	48
7.6.	Subrogation	49
7.7.	Limitation on Damages	49
7.8.	Characterization of Indemnification Payments	49

ARTICLE VIII GENERAL PROVISIONS		49
8.1.	Equityholders’ Representative	49
8.2.	Expenses	54
8.3.	Costs and Attorneys’ Fees	54
8.4.	Exclusive Remedy	55

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.5.	Notices	55
8.6.	Public Announcements	56
8.7.	Interpretation	56
8.8.	Severability	56
8.9.	Entire Agreement	57
8.10.	Assignment	57
8.11.	No Third-Party Beneficiaries	57
8.12.	Waivers and Amendments	57
8.13.	Governing Law; Jurisdiction;	57
8.14.	Waiver of Jury Trial	58
8.15.	Exclusivity of Representations and Warranties	58
8.16.	Equitable Remedies	58
8.17.	Counterparts	59
8.18.	Time is of the Essence	59

EXHIBITS

Exhibit A	–	Certificate of Merger

Exhibit B	–	Escrow Agreement

Exhibit C	–	Letter of Transmittal

Exhibit D	–	Optionholder Consent Agreement

SCHEDULES

Schedule A	–	Closing Date Allocation Schedule[1]

Schedule 7.2(c)	–	Required Consents

[1]	To be delivered in connection with execution as required herein.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of                     , 20     by and among ViroPharma Incorporated, a Delaware corporation (“Parent”), VPMP Incorporated, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Meritage Pharma, Inc., a Delaware corporation (the “Company”), and [                    ], as the Equityholders’ Representative.

WHEREAS, the respective boards of directors of Parent, Merger Sub and the Company have each determined that the merger of Merger Sub with and into the Company (the “Merger”) is advisable and in the best interests of their respective stockholders, and such boards of directors have approved the Merger, upon the terms and subject to the conditions set forth in this Agreement, pursuant to which each share of common stock, par value $0.0001 per share of the Company (the “Company Common Stock”), and each share of Series A Preferred Stock, par value $0.0001 per share of the Company (the “Series A Preferred Stock”), issued and outstanding immediately prior to the Effective Time, other than shares owned or held directly or indirectly by Parent or the Company and other than Dissenting Shares, shall be converted into the right to receive the consideration set forth in this Agreement;

WHEREAS, this Agreement has been approved and adopted by the Required Stockholder Vote;

WHEREAS, the stockholders of Merger Sub have approved and adopted this Agreement and the Merger; and

WHEREAS, the parties to this Agreement desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated by this Agreement and also prescribe various conditions to the transactions contemplated by this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants, promises and agreements hereinafter set forth, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Action” means any claim, action, suit or proceeding, arbitral action, governmental inquiry, criminal prosecution or other investigation.

“Affiliate” means, when used with respect to a specified Person, another Person that either directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person.

“Business” means the business and operations of the Company, as conducted as of the date of this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by Law to be closed in New York, New York or San Diego, California.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Change in Control Payments” means the Continuing Employee Change in Control Payments and the Terminated Employee Change in Control Payments.

“Closing Date Allocation Schedule” means a schedule, prepared by the Company and the Equityholders’ Representative and dated as of the Closing Date, setting forth, for each Equityholder: (i) such Equityholder’s name and address; (ii) the number of shares of Company Common Stock held by such Equityholder immediately prior to the Closing Date; (iii) the number of shares of Company Common Stock subject to Company Options held by such Equityholder immediately prior to the Closing Date; (iv) the number of shares of Series A Preferred Stock subject to the Company Warrant held by such Equityholder immediately prior to the Closing Date; (v) the number of shares of Series A Preferred Stock held by such Equityholder immediately prior to the Closing Date; (vi) the portion of the Closing Payment Amount to be paid to such Equityholder by Parent at the Closing (which amount shall be calculated in accordance with the provisions of the Company Certificate of Incorporation as amended and in effect as of immediately prior to the Closing as if the transactions contemplated hereby constitute a Deemed Liquidation Event (as defined in the Company Certificate of Incorporation as amended and in effect as of immediately prior to the Closing), applicable Law, and the terms and conditions of this Agreement); (vii) such Equityholder’s pro rata share of the amounts to be held in the Escrow Account; (viii) such Equityholder’s election to receive such payment by check or by wire transfer; (ix) for Equityholders electing to receive payment by check, delivery instructions for such check, or for Equityholders electing to receive payment by wire transfer, wire transfer instructions for such wire transfer; (x) the amount, expressed both as an amount and as a percentage, payable to each Equityholder, if any, for each Milestone Payment Amount payable pursuant to Section 2.9(e); and (xi) the Stifel Payment Amounts payable to Stifel pursuant to Section 2.9(e) as a result of each Milestone Payment Amount and wire transfer instructions (assuming in the case of clauses (x) and (xi) each Milestone has been achieved). The Closing Date Allocation Schedule shall include any interim updates made in accordance with Section 5.2.

“Closing Date Balance Sheet” means an unaudited balance sheet of the Company as of [    ]:00 [    ].m. Pacific Time on the Closing Date (without giving effect to the transactions contemplated by this Agreement), prepared in accordance with GAAP, consistently applied, except that such unaudited balance sheet may not contain all of the notes required by GAAP.

“Closing Date Net Working Capital” means (i) Current Assets less (ii) Current Liabilities, as of [    ]:00 [    ].m. Pacific Time on the Closing Date.

“Closing Payment Amount” means an amount equal to (i) the Initial Merger Consideration, plus (ii) the Estimated Net Working Capital Excess Amount set forth on the Estimated Net Working Capital Adjustment Statement, if any, minus (iii) the Estimated Net Working Capital Deficiency Amount, set forth on the Estimated Net Working Capital Adjustment Statement, if any, minus (iv) the Escrow Amount, minus (v) the Equityholder Representatives’ Fund Amount, minus (vi) the Terminated Employee Change in Control Payment Amount, minus (vi) the Employee Bonuses, minus (vii) one-half of the cost of the D&O Tail.2

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Employee” means each employee of the Company.

[2]

The parties agree to split equally (50/50) the Parent’s good faith calculation of the net present value of the NOL benefits that can be used by the Parent as determined at the time of signing. To the extent any Indebtedness is outstanding, definition to be updated to account for a reduction based on the payoff of such indebtedness by Parent to the extent not fully paid off by the Company with excess working capital funds prior to Closing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Company Option Plan” means the Meritage Pharma, Inc. 2008 Equity Incentive Plan, as amended to date.

“Company Options” means all outstanding options to purchase or otherwise acquire shares of Company Common Stock, whether vested or unvested, granted pursuant to the Company Option Plan or pursuant to individual stock option agreements.

“Company Preferred Stock” means the Series A Preferred Stock.

“Company Warrant” means the outstanding warrant issued to *** to purchase shares of Series A Preferred Stock.

“Confidentiality Agreement” means the letter agreement between the Company and Parent, dated as of November 18, 2009, as may be amended from time to time.

“Continuing Employee” means each of [    ]3.

“Continuing Employee Change in Control Payments” means the aggregate amount of all change in control, bonus, termination, retention, severance payments or increases in benefits or other similar payments or benefits or Liabilities that are accrued, incurred or payable by the Company prior to, at or after the Closing pursuant to any plan or agreement set forth on Section 3.17(c) of the Company Disclosure Schedule, in each case as in effect as of the Closing to any Continuing Employee as a result of or connection with any of the transactions contemplated by this Agreement (alone or in combination with any other event); provided that the Continuing Employee Change in Control Payments shall not include the Employee Bonuses payable to the Continuing Employees.

“Contract” means any legally binding contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sales contract, mortgage or other arrangement, whether written or oral.

“Copyrights” shall mean any and all copyrights and copyright applications registered or filed with any Governmental Authority.

“Current Assets” means the Company’s total current assets as of [    ]:00 [    ].m. Pacific Time on the Closing Date.

“Current Liabilities” means the Company’s total current Liabilities as of [    ]:00 [    ].m. Pacific Time on the Closing Date (other than deferred Tax Liabilities that reflect timing differences between book and tax accounting), in each case determined in accordance with GAAP, consistently applied and applying the same accounting principles and methodologies used to prepare the Current Balance Sheet, including any Unpaid Company Transaction Expenses to the extent not already included as a current Liability, provided that “Current Liabilities” shall not include any Change in Control Payments or the Employee Bonuses or any unpaid employer Taxes attributable to Change in Control Payments or Employee Bonuses and payments in respect of Company Options in connection with the transactions contemplated by this Agreement. For purposes of calculating accrued Tax liabilities as of the above referenced time on the Closing Date, in the case of any taxable period beginning prior to the Closing Date and ending after the Closing Date (a “Straddle Period”): (A) in the case of Taxes based upon income, sales, proceeds, wages, compensation, profits, receipts or similar items, the amount attributable to the portion of the Straddle Period ending on the Closing Date shall be determined on the basis of an interim closing of the books as of the close of business on the Closing Date, and (B) the amount of any other Taxes of the Company attributable to such taxable period shall equal the amount of such Tax for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days in the Straddle Period up to and including the Closing Date, and the denominator of which is the total number of days in the Straddle Period.

[3]	To be determined at signing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Damages” means any out-of-pocket liabilities, losses, damages, penalties, fines, costs or expenses (including reasonable attorneys’ fees and expenses), but excluding any special, indirect, consequential, exemplary and punitive damages, and any damages associated with any lost profits or lost opportunities (including loss of future revenue, income or profits, diminution of value or loss of business reputation). The parties hereto hereby acknowledge and agree that “Damages” will be calculated without applying any multiple of revenue or earnings to any out-of-pocket liabilities, losses, damages, penalties, fines, costs or expenses incurred.

“DGCL” means the General Corporation Law of the State of Delaware.

“Employee Bonuses” means those bonuses payable to Company Employees upon the consummation of the Merger and described on Section 3.17(c) of the Company Disclosure Schedule.

“Encumbrance” means any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, restriction on transfer (such as a right of first refusal or other similar rights), defect of title or other similar encumbrance.

“Environmental Law” means any Law pertaining to land use, air, soil, surface water, groundwater (including the protection, cleanup, removal, remediation or damage thereof), or any other environmental matter as in effect as of the date of this Agreement.

“Equityholder” means any holder of Company Capital Stock, Company Options or Company Warrant that is entitled to receive the applicable Merger Consideration under Section 2.6 and that has not perfected its appraisal rights pursuant to Section 2.10, as applicable.

“Equityholder Representatives’ Fund Amount” means $[        ].

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, any successor statute thereto, and the rules and regulations promulgated thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FCPA” means the Foreign Corrupt Practices Act, as amended.

“Fifth Milestone” means Regulatory Approval by Japan of the OBS Development Product for any initial indication.

“Fifth Subsequent Payment Amount” means Ten ***

“Fifth Subsequent Payment Date” means the date upon which the Fifth Milestone is achieved.

“First Milestone” means the ***

“First Subsequent Payment Amount” means ***

“First Subsequent Payment Date” means the date upon which the First Milestone is achieved.

“Fourth Milestone” means the ***.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Fourth Subsequent Payment Amount” means ***.

“Fourth Subsequent Payment Date” means the date upon which the Fourth Milestone is achieved.

“Future Payment Allocation Schedule” means a schedule, to the extent required, prepared by the Equityholders’ Representative with respect to the applicable Future Payment Amount setting forth, for each Equityholder: (i) such Equityholder’s name and address; (ii) the number of shares of Company Common Stock held by such Equityholder immediately prior to the Closing Date; (iii) the number of shares of Company Common Stock subject to Company Options held by such Equityholder immediately prior to the Closing Date; (iv) the number of shares of Series A Preferred Stock subject to the Company Warrant held by such Equityholder immediately prior to the Closing Date; (v) the number of shares of Series A Preferred Stock held by such Equityholder immediately prior to the Closing Date; (vi) the portion of such Future Payment Amount to be paid to such Equityholder by Parent (which amount shall be calculated in accordance with the provisions of the Company Certificate of Incorporation as amended and in effect as of immediately prior to the Closing as if the transactions contemplated hereby constitute a Deemed Liquidation Event (as defined in the Company Certificate of Incorporation as amended and in effect as of immediately prior to the Closing), applicable Law, and the terms and conditions of this Agreement); (vii) such Equityholder’s election to receive such payment by check or by wire transfer; (viii) for Equityholders electing to receive payment by check, delivery instructions for such check, or for Equityholders electing to receive payment by wire transfer, wire transfer instructions for such wire transfer; (ix) the amount, expressed both as an amount and as a percentage, payable to each Equityholder, if any, for each additional Milestone Payment Amount payable pursuant to Section 2.9(e); and (x) the Stifel Payment Amounts payable to Stifel pursuant to Section 2.9(e) as a result of each Milestone Payment Amount and wire transfer instructions (assuming in the case of clauses (ix) and (x) each Milestone has been achieved). Each such schedule shall be prepared taking into account any and all portions of the Merger Consideration previously paid to each Equityholder, including any amounts that may be released to the Equityholders from the Equityholder Representative’s Fund.

“Future Payment Amounts” means each of (i) the Milestone Payment Amounts, if any, (ii) amounts required to be released to the Equityholders from the Escrow Account, if any, and (iii) the right of the Equityholders to receive the Working Capital Excess Amount.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any government, any governmental entity, commission, board, agency or instrumentality, and any court, tribunal or judicial body, whether federal, regional, state, county, local or foreign.

“Governmental Order” means any order, judgment, injunction or decree issued, promulgated or entered by any Governmental Authority of competent jurisdiction.

“Hazardous Material” means any material or substance that is prohibited or regulated by any Environmental Law.

“Hazardous Materials Activity” means the handling, transportation, transfer, recycling, storage, use, treatment, investigation, removal, remediation, release, exposure of others to, or distribution of any Hazardous Material.

“Initial Merger Consideration” means Sixty Nine Million Nine Hundred Thousand Dollars ($69,900,000).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Intellectual Property” means all Patents, Trademarks, Copyrights, Trade Secrets and domain names.

“IRS” means the United States Internal Revenue Service, and any successor agency thereto.

“Knowledge of the Company” or “known to the Company” and any other phrases of similar import means, with respect to any matter in question relating to the Company, the actual knowledge of ***4, in each case after reasonable inquiry of the Continuing Employees.

“Law” means any federal, state, county, local or foreign statute, law, ordinance, Governmental Order or regulation or code of any Governmental Authority of competent jurisdiction.

“Liability” means any and all debts, liabilities and obligations of any kind or nature, whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable.

“Material Adverse Effect” means any change or effect that is, or would reasonably be expected to be, materially adverse to the business, operations, financial condition or results of operations of the Company, taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and no change or effect arising from or attributable or relating to any of the following shall be taken into account in determining whether there has been a Material Adverse Effect: (i) conditions affecting the industries in which the Company operates or participates, the U.S. economy or financial markets or any foreign markets or any foreign economy or financial markets in any location where the Company has material operations or sales, except to the extent any such condition has a substantially disproportionate effect on the Company relative to other Persons principally engaged in the same industry as the Company; (ii) compliance with the terms of, or the taking of any action required by, this Agreement, or otherwise taken with the consent of Parent; (iii) any breach by Parent or Merger Sub of this Agreement or the Confidentiality Agreement; (iv) the taking of any action by Parent or any of Parent’s Subsidiaries; (v) any change in GAAP or applicable Laws (or interpretation thereof); (vi) any acts of God, calamities, acts of war or terrorism, or national or international political or social conditions; (vii) any event, occurrence, circumstance or trend related to the Company or its business, results of operations or financial condition that, to the actual knowledge of Parent, exists as of the date hereof (including any item or items set forth in the Company Disclosure Schedule); (viii) any action required to be taken under applicable Laws, including any actions taken or required to be taken by the Company in order to obtain any approval or authorization for the consummation of the Merger under applicable antitrust or competition Laws; or (ix) any failure in and of itself (as distinguished from any change or effect giving rise to or contributing to such failure) by the Company to meet any projections or forecasts for any period.

“Merger Consideration” means (i) the Initial Merger Consideration, plus (ii) the Milestone Payment Amounts, if any.

“Milestone” means any of the First Milestone, Second Milestone, Third Milestone, Fourth Milestone or Fifth Milestone.

“Milestone Payment Amounts” means the First Subsequent Payment Amount, if any, the Second Subsequent Payment Amount, if any, the Third Subsequent Payment Amount, if any, the Fourth Subsequent Payment Amount, if any, and the Fifth Subsequent Payment Amount, if any, in each case less any Stifel Payment Amounts and Equityholder Representatives’ Costs.

[4]	To be updated to reflect current officers of the Company prior to signing of this agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“OBS Development Product” means oral budesonide suspension under development by the Company for the treatment of eosinophilic esophagitis. For the avoidance of doubt, OBS Development Product shall include any product developed by or on behalf of Parent or its Affiliates (including the Surviving Corporation), licensees, successors or assigns that (i) relies on the clinical, regulatory, non-clinical or CMC data or orphan designation of the Company, or (ii) is based on or otherwise materially incorporates the owned or licensed Intellectual Property assets of the Company; as each of (i) and (ii) existed as of the Closing Date.

“Option Agreement” means the Option Agreement, dated as of December [•], 2011, by and between the Parent and the Company.

“Parent Liquidation Event” means and shall be deemed to be occasioned by, or to include, (i) the merger or consolidation of Parent by means of any transaction or series of related transactions with or into another entity, provided that the applicable transaction shall not be deemed a Parent Liquidation Event unless Parent’s stockholders constituted immediately prior to such transaction do not hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity immediately following such transaction; (ii) any transaction or series of related transactions to which Parent is a party in which in excess of fifty percent (50%) of Parent’s voting power is transferred; provided that a Parent Liquidation Event shall not include any transaction or series of related transactions principally for bona fide equity financing purposes in which cash is received by Parent or indebtedness of Parent is cancelled or converted or a combination thereof occurs; or (iii) a sale, pledge, exclusive license or other disposition of all or substantially all of the assets of Parent to a Person that Parent does not hold at least fifty percent (50%) of the voting power of or to a Person in which the stockholders of Parent immediately prior to such transaction do not hold at least fifty percent (50%) of the voting power immediately following such transaction.

“Patents” shall mean all patents and patent applications issued by or filed with any Governmental Authority, including all reissues, divisions, continuations, continuations-in-part, revisions, extensions and reexaminations thereof.

“Permit” means any license, franchise or permit with any Governmental Authority required by applicable Law for the operation of the Business.

“Permitted Encumbrances” means (i) all statutory or other liens for current Taxes or assessments which are not yet due and payable or Taxes the validity of which are being contested in good faith by appropriate proceedings; (ii) all landlords’, workmen’s, repairmen’s, warehousemen’s and carriers’ liens and other similar liens imposed by Law, incurred in the ordinary course of business; (iii) all Laws and Governmental Orders; (iv) all pledges or deposits in connection with workers compensation, unemployment insurance and other social security legislation; (v) Encumbrances that will be released and discharged at or prior to the Closing; (vi) all leases, subleases, licenses, concessions or service contracts to which any Person or any of its Subsidiaries is a party; (vii) Encumbrances identified on title policies or preliminary title reports or other documents or writings included in the public records; and (viii) all other liens and mortgages, covenants, imperfections in title, charges, easements, restrictions and other Encumbrances which do not materially detract from the value of, or materially interfere with, the present use and enjoyment of the asset or property subject thereto or affected thereby.

“Person” means any individual, general or limited partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Regulatory Approval” means, with respect to the OBS Development Product, any approval, registration, license or authorization from any Governmental Authority in a particular country or regulatory jurisdiction required to market and sell such OBS Development Product in such country or regulatory jurisdiction.

“Restricted Stock” means any shares of Company Common Stock outstanding immediately prior to the Effective Time that are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with the Company.

“Second Milestone” means ***.

“Second Subsequent Payment Amount” means ***.

“Second Subsequent Payment Date” means the date upon which the Second Milestone is achieved.

“Subsequent Payment Date” means each of the First Subsequent Payment Date, Second Subsequent Payment Date, Third Subsequent Payment Date, Fourth Subsequent Payment Date, and Fifth Subsequent Payment Date, as applicable.

“Tax” or “Taxes” means any and all taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated income, gross receipts, profits, business, license, registration, occupation, franchise, capital stock, real or personal property, escheat, sales, use, transfer, value added, customs duty, employment or unemployment, fringe benefit, payroll, severance, social security, disability, alternative or add-on minimum, customs, recapture, excise, stamp, environmental, windfall profits, premium, commercial rent or withholding taxes.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, election, estimated Tax filing, claim for refund or other document (including any attachments thereto and amendments thereof) filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority with respect to any Tax.

“Technical Failure” means Parent’s reasonable and good faith determination that (i) the OBS Development Product presents unacceptable levels of safety risks, or (ii) Parent or its contract manufacturers are unable to manufacture a product, in each case (i) and (ii) such that Parent terminates in its entirety development or commercial sale of the OBS Development Product.

“Terminated Employee” means each of [        ]5.

“Terminated Employee Change in Control Payment Amount” means $[        ]6.

“Terminated Employee Change in Control Payments” means the aggregate amount of all change in control, bonus, termination, retention, severance payments or increases in benefits or other similar payments or benefits or Liabilities that are accrued, incurred or payable by the Company prior to, at or after the Closing pursuant to any plan or agreement set forth on Section 3.17(c) of the Company Disclosure Schedule, in each case as in effect as of the Closing to any Terminated Employee as a result of or connection with any of the transactions contemplated by this Agreement (alone or in combination with any other event); provided that the Terminated Employee Change in Control Payments shall not include the Employee Bonuses payable to the Terminated Employees.

[5]	To be determined at signing.
[6]	To be determined at signing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Third Milestone” means ***.

“Third Subsequent Payment Amount” means ***.

“Third Subsequent Payment Date” means the date upon which the Third Milestone is achieved.

“Trade Secrets” means any know-how, trade secrets, formulations, technical specifications, technical information, data, process technology, plans, drawings, proprietary information and all documentation related to the foregoing held for use by the Company.

“Trademarks” means all trademarks and service marks and applications therefor registered or filed with any Governmental Authority.

“Transfer Taxes” means any and all transfer, documentary, sales, use, gross receipts, stamp, registration, value added, recording, escrow and other similar Taxes and fees (including any penalties and interest) incurred in connection with the transactions contemplated by this Agreement (including any real property or leasehold interest transfer or gains tax and any similar Tax).

“Unpaid Company Transaction Expenses” means any and all of the following expenses, to the extent not paid in full by the Company immediately prior to the Closing: (i) the ***at ***the ***of the ***that ***by the ***with the ***this Agreement; and (iii) all other miscellaneous expenses or costs, in each case, incurred by the Company in connection with the transactions contemplated by this Agreement; provided, however, that the foregoing clauses (ii) and (iii) shall not include (A) any fees, expense or disbursements incurred by Parent, or by the Surviving Corporation which are on behalf of Parent, including without limitation, the advisory fee payable to BMO Capital Markets Corp. and the fees and expenses of Parent’s attorneys, accountants and other advisors, or (B) any Change in Control Payments or Employee Bonuses or any unpaid employer Taxes attributable to the Change in Control Payments or Employee Bonuses or payments in respect of Company Options in connection with the transactions contemplated by this Agreement.

1.2. Certain Additional Definitions. As used in this Agreement, the following terms shall have the respective meanings ascribed thereto in the respective sections of this Agreement set forth opposite each such term below:

Term	Section
Agreement	Preamble
Audited Company Financial Statements	3.6
Balance Sheet Date	3.6
Basket	7.3(b)
Certificate of Merger	2.4
Claim Notice	7.4(a)
Closing	2.3
Closing Date	2.3
COBRA	5.7(a)
Company	Preamble
Company Benefit Plans	3.17(a)
Company Bylaws	3.2(a)
Company Certificate of Incorporation	3.2(a)
Company Certificates	2.9(a)(i)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Term	Section
Company Common Stock	Recitals
Company Disclosure Schedule	Article III
Company Financial Statements	3.6
Company Indemnified Parties	5.8(a)
Conclusive Net Working Capital Adjustment Statement	2.8(e)
Conclusive Net Working Capital Statement	2.8(e)
Current Balance Sheet	3.6
D&O Tail	5.4(b)
Dispute Notice	8.1(i)(1)
Disputed Items	2.8(c)
Dissenting Shares	2.10
Effective Time	2.4
Equityholder Indemnitees	7.2(b)
Equityholder Representatives’ Costs	8.1(e)
Equityholder Representatives’ Fund	8.1(f)
Equityholders’ Representative	8.1(a)
Escrow Account	2.7(a)
Escrow Agent	2.7(a)
Escrow Agreement	2.7(a)
Escrow Amount	2.7(a)
Escrow Cap	7.2(a)
Escrow Expiration Date	2.7(b)(ii)
Estimated Net Working Capital	2.8(a)
Estimated Net Working Capital Adjustment Statement	2.8(a)
Estimated Net Working Capital Deficiency Amount	2.8(a)
Estimated Net Working Capital Excess Amount	2.8(a)
Estimated Net Working Capital Statement	2.8(a)
FDA	3.13(a)
Fundamental Representations	7.1
Imputed Interest Amount	2.9(g)
Indemnitee	7.4(a)
Indemnitor	7.4(a)
Instrument	8.1(c)
Intellectual Property Conveyance	5.6(b)
Leased Real Property	3.14(a)
Letter of Transmittal	2.9(a)(i)
Listed Contracts	3.16(a)
Merger	Recitals
Merger Sub	Preamble
Milestone Diligence Efforts	5.6(a)
Milestone Payment Allocation Notification	8.1(h)
Net Working Capital Adjustment Statement	2.8(b)
Net Working Capital Deficiency Amount	2.8(b)
Net Working Capital Excess Amount	2.8(b)
Net Working Capital Statement	2.8(b)
Neutral Arbitrator	2.8(d)
Option Payment	2.6(d)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Term	Section
Optionholder	2.6(d)
Optionholder Consent Agreement	2.9(a)(i)
Owned Real Property	3.14(a)
Parent	Preamble
Parent Benefit Plans	5.7(a)
Parent Indemnitees	7.2(a)
Parent Subsidiaries	4.5
Regulatory Authorizations	3.13(b)
Related Parties	3.20
Required Company Stockholder Vote	3.1
Resolution Period	2.8(c)
Right of Setoff	7.3(f)
Separation and Consulting Agreements	6.2(l)
Series A Preferred Stock	Recitals
Stifel	3.21
Stifel Payment Amounts	3.21
Straddle Period	1.1
Successor Entity	5.6(b)
Supermajority	8.1(b)
Survival Period	7.1
Surviving Corporation	2.1
Third-Party Claim	7.5(a)
Unaudited Company Financial Statements	3.6
Unpaid Milestone	2.9(e)
Warrant Merger Consideration	2.6(c)
Working Capital Dispute Notice	2.8(c)

ARTICLE II

THE MERGER

2.1. The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the DGCL.

2.2. Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the DGCL.

2.3 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Latham & Watkins LLP, 12636 High Bluff Drive, Suite 400, San Diego, California on                     , 20         , or at such other time, date and location as the parties hereto agree in writing (such date hereinafter, the “Closing Date”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.4. Effective Time. Contemporaneously with or as promptly as practicable after the Closing, Parent and the Company shall cause to be filed with the Secretary of State of the State of Delaware a properly executed certificate of merger conforming to the requirements of the DGCL and in the form attached hereto as Exhibit A, executed in accordance with the relevant provisions of the DGCL (the “Certificate of Merger”). The Merger shall become effective when the Certificate of Merger is accepted for recording by the Secretary of State of the State of Delaware (the “Effective Time”).

2.5. Certificate of Incorporation and Bylaws; Directors and Officers.

(a) At the Effective Time and without any further action on the part of the Company or Merger Sub, the Company Certificate of Incorporation shall be amended to read in its entirety as the certificate of incorporation of Merger Sub reads as in effect immediately prior to the Effective Time, until thereafter changed or amended as provided therein or by applicable Law, provided, that such certificate of incorporation shall reflect as of the Effective Time “[•]” as the name of the Surviving Corporation. The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by the Certificate of Incorporation and applicable Law.

(b) The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time, until the earlier of their resignation or removal or otherwise ceasing to be a director or until their respective successors are duly elected and qualified, as the case may be.

(c) The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time, until the earlier of their resignation or removal or otherwise ceasing to be an officer or until their respective successors are duly elected and qualified, as the case may be.

2.6. Conversion of Securities; Treatment of Warrant and Options. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Capital Stock or any shares of capital stock of Merger Sub or the holder of the Company Warrant or Company Options:

(a) Each share of Company Capital Stock that is held in the treasury of the Company and each share of Company Capital Stock owned by Parent, Merger Sub or any other wholly-owned subsidiary of Parent shall be canceled and retired and no consideration shall be delivered in exchange therefor.

(b) Each share of Company Capital Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock to be canceled in accordance with Section 2.6(a) and other than Dissenting Shares but including shares of Restricted Stock) shall be converted at the Effective Time into the right to receive an amount in cash (adjusted to the nearest whole cent), without interest, equal to the applicable Merger Consideration as set forth on the Closing Date Allocation Schedule. All such shares of Company Capital Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired, and each holder of a Company Certificate representing any such shares of Company Capital Stock, as applicable, shall cease to have any rights with respect thereto, except the right to receive the applicable Merger Consideration with respect to such shares. The parties acknowledge that all shares of Restricted Stock shall cease to be subject to any forfeiture, repurchase or other restrictions as of the Effective Time.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) The Company Warrant shall be converted at the Effective Time into the right to receive an amount in cash (adjusted to the nearest whole cent), without interest, as set forth on the Closing Date Allocation Schedule, which is equal (i) to the product of (x) the total number of shares of Company Capital Stock subject or related to such Company Warrant, and (y) the excess, if any, of the Initial Merger Consideration applicable to such type of Company Capital Stock over the exercise price per share of Company Capital Stock subject or related to such Company Warrant less (z) the portion of the Initial Merger Consideration to be withheld from the holder of the Company Warrant pursuant to Section 2.7(a) in establishing the Escrow Account, plus (ii) the Milestone Payment Amounts, if any, to be paid to the holder of such Company Warrant in accordance with Section 2.9(e) as if such Company Warrant had been exercised immediately prior to the Effective Time (collectively, the “Warrant Merger Consideration”), after taking into account any and all Merger Consideration previously paid to the Equityholders, including any amounts that may be released to the Equityholders from the Equityholder Representative’s Fund. The Company Warrant, when so converted, shall no longer be outstanding and shall automatically be canceled and retired, and the holder of the Company Warrant shall cease to have any rights with respect thereto, except the right to receive the Warrant Merger Consideration with respect to such Company Warrant. The Company shall take or cause to be taken, including as appropriate by its board of directors or the appropriate committee thereof, all steps necessary, if any, to give effect to the provisions of this Section 2.6(c).

(d) Each Company Option (whether vested or unvested) that has not been exercised prior to the Effective Time shall be cancelled in consideration of payment to the holder thereof (each, an “Optionholder”) of an amount in cash as set forth on the Closing Date Allocation Schedule, which is equal (i) to the product obtained by multiplying (w) the aggregate number of shares of Company Common Stock issuable upon the exercise of each unexercised Company Option held by such Optionholder as of immediately prior to the Effective Time, by (x) the excess, if any, of (y) the Initial Merger Consideration applicable to a share of Company Common Stock over the exercise price per share of such Company Option, less (z) the portion of the Initial Merger Consideration to be withheld from each Optionholder pursuant to Section 2.7(a) in establishing the Escrow Account, plus (ii) the Milestone Payment Amounts, if any, to be paid on such Company Option in accordance with Section 2.9(e) as if such Company Option had been exercised and converted into Company Common Stock immediately prior to the Effective Time (collectively, the “Option Payment”), after taking into account any and all Merger Consideration previously paid to the Equityholders, including any amounts that may be released to the Equityholders from the Equityholder Representative’s Fund. Before the Closing Date, the Company shall have (i) obtained executed Optionholder Consent Agreements from all of the Optionholders consenting to the treatment of their Company Options as described herein and releasing the Company and its successors and assigns from liability with respect to the Company Options, and (ii) taken all necessary actions, including providing any required notice to Optionholders, necessary to effect the transactions described in this Section 2.6(d) pursuant to the terms of the Company Option Plan and any agreement evidencing a Company Option.

(e) Each issued and outstanding share of the capital stock of Merger Sub shall be converted into and become as of the Effective Time one (1) fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

2.7. Escrow Amount.

(a) Escrow Amount. At the Closing, *** of the Initial Merger Consideration (the “Escrow Amount”) shall be deposited into an escrow account (the “Escrow Account”) to be established by Parent with Citibank, N.A. (the “Escrow Agent”) to be held by the Escrow Agent, pursuant to the terms of an escrow agreement to be executed by Parent, the Escrow Agent and the Equityholders’ Representative in the form attached hereto as Exhibit B (the “Escrow Agreement”), to serve as a source of payment and remedy for any claim for Damages for which any Parent Indemnitee is entitled to recovery pursuant to Section 2.8 and Article VII.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) Release of Escrow Amount. Pursuant to the terms of the Escrow Agreement, Parent and the Equityholders’ Representative shall give joint written instructions to the Escrow Agent to release from the Escrow Account and deliver to the Equityholders and Stifel the amounts set forth below at the following times and subject to the following conditions:

(i) On the date that is *** months after the Effective Time, an amount, which shall be distributed in accordance with the Escrow Agreement, that is equal to the amount by which *** exceeds, if any, the aggregate amount of any pending or fully resolved claims against the Escrow Account as of such date, as further set forth in the Escrow Agreement; ***to the ***of ***the *** the ***to ***.

(ii) On the date that is *** months after the Effective Time (the “Escrow Expiration Date”), the amount, which shall be distributed in accordance with the Escrow Agreement, then remaining in the Escrow Account, less the aggregate amount of any pending claims against the Escrow Account as of such date, as further set forth in the Escrow Agreement.

Notwithstanding the foregoing, the Parties acknowledge that amounts otherwise distributable from the Escrow Account to holders of Company Options shall instead be distributed to the Surviving Corporation (or other employer as designated by the Parent), for the benefit of such holders of Company Options, and the Surviving Corporation (or other employer as designated by the Parent) shall pay such amounts to the holders of Company Options net of any required withholding.

(c) Escrow Agent Fees and Expenses. Any fees and expenses of the Escrow Agent shall be paid by Parent. During the period in which the Escrow Amount is retained in the Escrow Account, all interest or other income earned from the investment of the Escrow Amount shall be retained as additional amounts in the Escrow Account.

(d) Tax Matters. Parent shall be the owner of the Escrow Account for Tax purposes and all items of taxable income or gain of the Escrow Account shall be reported as the taxable income or gain of Parent.

2.80. Working Capital Adjustment.

(a) Not more than *** nor later than *** days prior to the Closing Date, the Company shall have caused to be prepared and delivered to Parent (i) the Company’s reasonable and good faith estimated Closing Date Balance Sheet, (ii) a statement (the “Estimated Net Working Capital Statement”) setting forth the Company’s reasonable and good faith estimate of the Closing Date Net Working Capital and the components and calculations thereof in reasonable detail, by reference to the foregoing Closing Date Balance Sheet and (iii) a statement (the “Estimated Net Working Capital Adjustment Statement”) setting forth the calculation of the amount by which the estimated Closing Date Net Working Capital as shown on the Estimated Net Working Capital Statement (the “Estimated Net Working Capital”) either exceeds $*** (such amount, the “Estimated Net Working Capital Excess Amount”) or (B) is less than $*** (such amount, the “Estimated Net Working Capital Deficiency Amount”).

(b) Within forty-five (45) days following the Closing Date, the Parent shall cause the Surviving Corporation to prepare and deliver to the Equityholders’ Representative (i) a Closing Date Balance Sheet, (ii) a statement (the “Net Working Capital Statement”) setting forth the Closing Date Net Working Capital and the components and calculations thereof in reasonable detail, by reference to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Closing Date Balance Sheet and (iii) a statement (the “Net Working Capital Adjustment Statement”) setting forth the calculation of the amount by which the Closing Date Net Working Capital as shown on the Net Working Capital Statement either (A) exceeds the Estimated Net Working Capital (as such amount may be adjusted below, the “Net Working Capital Excess Amount”) or (B) is less than the Estimated Net Working Capital (as such amount may be adjusted below, the “Net Working Capital Deficiency Amount”).

(c) After receipt of the Net Working Capital Statement and the Net Working Capital Adjustment Statement, the Equityholders’ Representative shall have thirty (30) days to review the Net Working Capital Statement and the Net Working Capital Adjustment Statement. The Surviving Corporation shall give, or cause to be given, to the Equityholders’ Representative reasonable access during standard working hours to all documents, records and the relevant employees and consultants of the Surviving Corporation in order to allow the Equityholders’ Representative to review the Net Working Capital Statement. Not later than thirty (30) days following the date of receipt of the Net Working Capital Statement and the Net Working Capital Adjustment Statement, the Equityholders’ Representative shall provide the Surviving Corporation with a notice (a “Working Capital Dispute Notice”) listing those items, if any, to which the Equityholders’ Representative takes exception, which notice shall also (i) specifically identify, and provide a reasonably detailed explanation of the basis upon which the Equityholders’ Representative has delivered such list, including the applicable provisions of this Agreement on which the dispute set forth in such Working Capital Dispute Notice is based, (ii) set forth the amount of Closing Date Net Working Capital that the Equityholders’ Representative has calculated based on the information contained in the Net Working Capital Statement and (iii) specifically identify the Equityholders’ Representative’s proposed adjustment(s). Unless the Equityholders’ Representative delivers the Working Capital Dispute Notice to the Surviving Corporation setting forth the specific items disputed by the Equityholders’ Representative on or prior to the thirtieth (30th) day following the Equityholders’ Representative’s receipt of the Net Working Capital Statement and the Net Working Capital Adjustment Statement, the Equityholders’ Representative shall be deemed to have accepted and agreed to the Net Working Capital Statement and the Net Working Capital Adjustment Statement and such statements (and the calculations contained therein) shall be final, binding and conclusive. If the Equityholders’ Representative timely provides the Surviving Corporation with a Working Capital Dispute Notice, the Equityholders’ Representative and the Surviving Corporation shall, within fifteen (15) days following receipt of such Working Capital Dispute Notice by the Surviving Corporation (the “Resolution Period”), use good faith efforts to resolve their differences with respect to the items specified in the Working Capital Dispute Notice (the “Disputed Items”), and all other undisputed items (and all calculations relating thereto) shall be final, binding and conclusive. Any written resolution by the Equityholders’ Representative and the Surviving Corporation during the Resolution Period as to any Disputed Items shall be final, binding and conclusive.

(d) If the Equityholders’ Representative and the Surviving Corporation do not resolve all Disputed Items by the end of the Resolution Period, then all Disputed Items remaining in dispute shall be submitted within fifteen (15) days following the expiration of the Resolution Period to an accounting firm of national reputation that is independent of Parent, the Surviving Corporation or any Equityholder that is an entity and that is reasonably acceptable to both the Equityholders’ Representative and the Surviving Corporation to resolve the remaining matters in dispute (the “Neutral Arbitrator”), and such firm shall be the Neutral Arbitrator for all purposes of this Section 2.8(d). The Neutral Arbitrator shall act as an arbitrator to determine only those Disputed Items remaining in dispute, consistent with this Section 2.8, and shall request a statement from each of the Equityholders’ Representative and the Surviving Corporation regarding such remaining Disputed Items. The Neutral Arbitrator shall consider only those Disputed Items that the Equityholders’ Representative, on the one hand, and the Surviving Corporation, on the other hand, are unable to resolve. In resolving any disputed item, the Neutral Arbitrator may not assign a value to any item greater than the greatest value for such item claimed by any party or less than the smallest value for such item claimed by any party. The scope of the disputes to be arbitrated by the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Neutral Arbitrator is limited to whether the preparation of the Net Working Capital Statement and the Net Working Capital Adjustment Statement were prepared in accordance with this Agreement, and whether there were mathematical errors in the preparation of the Net Working Capital Statement and the Net Working Capital Adjustment Statement, and the Neutral Arbitrator is not to make any other determination. All fees and expenses relating to the work, if any, to be performed by the Neutral Arbitrator shall be allocated between the Equityholders’ Representative and the Surviving Corporation in the same proportion that the aggregate amount of the Disputed Items so submitted to the Neutral Arbitrator that is unsuccessfully disputed by such party (as finally determined by the Neutral Arbitrator) bears to the total amount of such Disputed Items so submitted by such party. In addition, the parties shall give the Neutral Arbitrator access to all documents, records and employees as reasonably necessary to perform its function as arbitrator. The Neutral Arbitrator shall deliver to the Equityholders’ Representative and the Surviving Corporation a written determination (such determination to include a work sheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Neutral Arbitrator by the Equityholders’ Representative and the Surviving Corporation) of the Disputed Items submitted to the Neutral Arbitrator within thirty (30) days following receipt of such Disputed Items (or as soon thereafter as practicable), which determination, absent manifest error, shall be final, binding and conclusive, and judgment may be entered on the award. If either the Equityholders’ Representative or the Surviving Corporation fails to submit a statement regarding any Disputed Items submitted to the Neutral Arbitrator within the time determined by the Neutral Arbitrator or otherwise fails to give the Neutral Arbitrator access as reasonably requested, then the Neutral Arbitrator shall render a decision based solely on the evidence timely submitted and the access afforded to the Neutral Arbitrator by the Equityholders’ Representative and the Surviving Corporation.

(e) The final, binding and conclusive Net Working Capital Statement and Net Working Capital Adjustment Statement, in each case, based either upon agreement by the Equityholders’ Representative and the Surviving Corporation, the written determination delivered by the Neutral Arbitrator in accordance with this Section 2.8 or the Equityholders’ Representative’s failure to notify the Surviving Corporation, in accordance with this Section 2.8, of its objections to either the Net Working Capital Statement or the Net Working Capital Adjustment Statement (or any calculations contained therein) shall be the “Conclusive Net Working Capital Statement” and the “Conclusive Net Working Capital Adjustment Statement,” respectively.

(f) If there is a Net Working Capital Excess Amount, the Equityholders’ Representative shall prepare a Future Payment Allocation Schedule showing the portion of the Net Working Capital Excess Amount to be paid to each Equityholder and deliver such Future Payment Allocation Schedule to Parent, and Parent shall pay to the Equityholders each such Equityholder’s portion of the Net Working Capital Excess Amount set forth opposite such Equityholder’s name on such Future Payment Allocation Schedule in immediately available funds by check or by wire transfer to such bank account or accounts as may be specified on such Future Payment Allocation Schedule; provided, however, that no amount shall be payable pursuant to this Section 2.8(f) unless the aggregate Net Working Capital Excess Amount exceeds $***, in which case the full Net Working Capital Excess Amount shall be paid.

(g) If there is a Net Working Capital Deficiency Amount, the Equityholders’ Representative shall within five (5) Business Days following the determination of the Conclusive Net Working Capital Statement, instruct the Escrow Agent to release to the Surviving Corporation from the Escrow Account an amount equal to the Net Working Capital Deficiency Amount in immediately available funds by check or by wire transfer to such bank account or accounts as the Surviving Corporation may specify; provided, however, that no amount shall be payable pursuant to this Section 2.8(g) unless the aggregate Net Working Capital Deficiency Amount exceeds $***, in which case the full Net Working Capital Deficiency Amount shall be paid.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(h) Any Net Working Capital Excess Amount shall be deemed to be an increase in the Initial Merger Consideration and any Net Working Capital Deficiency Amount shall be deemed to be a decrease in the Initial Merger Consideration for purposes of this Agreement. Absent fraud or willful misconduct in the preparation of the Estimated Net Working Capital Statement or Estimated Net Working Capital Adjustment Statement, neither the Equityholders’ Representative nor any Equityholder shall have any responsibility for any amount of the Net Working Capital Deficiency other than by means of deductions from the Escrow Account.

2.9. Closing Payments; Distribution of the Merger Consideration.

(a) Closing Payments. At the Closing:

(i)(A) with respect to each Equityholder who holds Company Capital Stock or the Company Warrant that as of the Closing has delivered to the Surviving Corporation for cancellation the stock certificates and/or agreements representing such Company Capital Stock or Company Warrant (collectively, such Equityholder’s “Company Certificates”) together with an executed and completed copy of a letter of transmittal (a “Letter of Transmittal”) in the form attached hereto as Exhibit C, Parent shall, or shall cause the Surviving Corporation to, pay and distribute to each holder of Company Capital Stock and/or Company Warrant, the portion of the Closing Payment Amount set forth on the Closing Date Allocation Schedule opposite such holder’s name; and (B) with respect to the Optionholders, Parent shall pay to the Surviving Corporation the aggregate amount of Option Payments, if any, to be paid to such Optionholders at the Closing as set forth on the Closing Date Allocation Schedule (which amounts shall then be paid to the Optionholders by the Surviving Corporation at or as soon as reasonably practicable following the Closing) to the account designated by the Surviving Corporation by means of a wire transfer of immediately available funds, provided, however, that payment shall be made only to those Optionholders who have delivered to the Company prior to Closing an executed consent agreement and release (the “Optionholder Consent Agreement”) in the form attached hereto as Exhibit D;

(ii) Parent shall, or shall cause the Surviving Corporation to, deliver the Escrow Amount to the Escrow Agent pursuant to the Escrow Agreement; and

(iii) Parent shall cause the Surviving Corporation to pay the Employee Bonuses to each Company Employee; and

(iv) Parent shall, or shall cause the Surviving Corporation to, pay to the applicable parties the amount of the Unpaid Company Transaction Expenses, if any, to the account or accounts of such parties designated by the Company by means of a wire transfer of immediately available funds.7

(b) Exchange Procedures. To the extent that a holder of Company Capital Stock or Company Warrant has not delivered the Company Certificates representing all of such Equityholder’s shares of Company Capital Stock and/or Company Warrant as of the Closing or a duly executed Letter of Transmittal, the Surviving Corporation shall mail to such Equityholder a Letter of Transmittal and instructions for effecting the surrender of each Company Certificate in exchange for the amount to be paid to such Equityholder pursuant to Section 2.6. Upon surrender of a Company Certificate for cancellation to the Surviving Corporation, together with such Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, the Company Certificates so surrendered shall forthwith be canceled, and the holder of the Company Certificate shall be entitled to promptly receive in

[7]	To the extent any outstanding indebtedness exists and will repaid as of the Closing Date, appropriate changes to be made prior to signing to reflect payment of such debt at closing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

exchange therefor, subject to Section 2.9(a), the consideration payable to such holder pursuant to Section 2.9, without interest thereon. Until so surrendered, each outstanding Company Certificate shall be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive the payments pursuant to Section 2.6. Each Optionholder shall have delivered to the Company an executed Optionholder Consent Agreement as of the Closing.

(c) Lost, Stolen or Destroyed Company Certificates. If any Company Certificate shall have been lost, stolen or destroyed, upon (i) the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed and (ii) the execution and delivery to the Surviving Corporation by such Person of an indemnity agreement in customary form and substance, Parent or the Surviving Corporation shall, subject to Section 2.9(a), issue, in exchange for such lost, stolen or destroyed Company Certificate, the amount of cash, without interest, that such Person would have been entitled to receive had such Person surrendered such lost, stolen or destroyed Company Certificate to the Surviving Corporation pursuant to Section 2.6.

(d) No Liability. Notwithstanding anything to the contrary in this Section 2.9, neither the Company, Parent nor the Surviving Corporation shall be liable to any Person for any amount properly paid to a public official pursuant to any abandoned property, escheat or similar Law.

(e) Milestone Payment Amounts. Subject to Parent’s Right of Setoff pursuant to Article VII, upon a Subsequent Payment Date, Parent shall, within five (5) Business Days following its receipt of the Milestone Payment Allocation Notification, pay (i) to each Equityholder who has complied with the procedures set forth in this Section 2.9 each such Equityholder’s portion of the Milestone Payment Amount payable upon achievement of the applicable Milestone and as set forth opposite such Equityholder’s name on the original Closing Date Allocation Schedule or the Future Payment Allocation Schedule delivered by the Equityholders’ Representative pursuant to Section 8.1(h), and (ii) to Stifel the Stifel Payment Amounts set forth on such Closing Date Allocation Schedule or Future Payment Allocation Schedule, in each case in immediately available funds by check or by wire transfer to such bank account or accounts as may be specified on such Closing Date Allocation Schedule or Future Payment Allocation Schedule. Notwithstanding anything in this Agreement to the contrary, in the event that any of the Second Subsequent Payment Date, Third Subsequent Payment Date or Fourth Subsequent Payment Date occurs and prior to such time, any earlier Milestone has not been achieved and thus its corresponding Subsequent Payment Date has not occurred and/or Milestone Payment Amount has not been paid (“Unpaid Milestones”), any such Unpaid Milestone shall be deemed to be achieved upon the achievement of such later Milestone and the applicable Milestone Payment Amounts shall all become payable upon the later Subsequent Payment Date; provided, however, that in the event that a New Drug Application has been submitted to the FDA prior to the initiation of the pivotal efficacy study contemplated by the First Milestone, then the First Milestone shall only become payable upon the earlier of achievement of the First Milestone or the achievement of the Third Milestone.

(f) Rights to Future Payments. The right of each Equityholder to receive the Future Payment Amounts, if any, or his, her of its portion of the Equityholder Representatives’ Fund Amount, if any, shall not be evidenced by a certificate or other instrument. The right of each Equityholder to receive the Future Payment Amounts, if any, and the Equityholder Representatives’ Fund Amount, if any, may not be offered, sold, pledged, assigned or otherwise transferred by a Equityholder except by operation of law or by will or intestate succession.

(g) Imputed Interest. In the event any Future Payment Amounts are required to be paid to the holders of Company Capital Stock pursuant to the terms and provisions hereof, Parent shall determine and report to the appropriate Governmental Authorities the amount of such payment which is treated as interest for income Tax purposes (as provided by Section 483 of the Code), if any, with such interest amount being referred to herein as the “Imputed Interest Amount”. The parties acknowledge and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

agree that no separate cash payment of interest will be made by Parent with respect to the Future Payment Amounts, and Parent shall have no liability whatsoever with respect to any Tax obligations of the holders of Company Capital Stock with respect to any Imputed Interest Amount.

2.10. Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, if required by the DGCL, but only to the extent required thereby, shares of Company Capital Stock which are issued and outstanding immediately prior to the Effective Time and which are held by holders of such shares of Company Capital Stock who have properly exercised appraisal rights with respect thereto in accordance with the DGCL (the “Dissenting Shares”) shall not be exchangeable for the right to receive the applicable Merger Consideration, and holders of such shares of Company Capital Stock shall be entitled to receive payment of the appraised value of such shares of Company Capital Stock in accordance with the provisions of the DGCL unless and until such holders fail to perfect or effectively withdraw or lose their rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, such shares of Company Capital Stock shall thereupon be treated as if they had been converted into and to have become exchangeable for, at the Effective Time, the right to receive the applicable Merger Consideration, without any interest thereon. The Company shall give Parent and Merger Sub prompt notice of any written demands for appraisal, withdrawals of demands for appraisal and any other related instruments received by the Company. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal or settle or offer to settle any such demand.

2.11. No Further Ownership Rights in Shares of Company Capital Stock; Closing of Company Transfer Books. At and after the Effective Time, each holder of Company Capital Stock shall cease to have any rights as a stockholder of the Company, except for, in the case of a holder of Company Capital Stock (other than shares to be cancelled pursuant to Section 2.6(a) or Dissenting Shares), the right to surrender his, her or its Company Certificate in exchange for payment of the applicable Merger Consideration or, in the case of a holder of Dissenting Shares, to perfect his, her or its right to receive payment for his, her or its shares of Company Capital Stock pursuant to the DGCL, and no transfer of shares of Company Capital Stock shall be made on the stock transfer books of the Surviving Corporation. At the Effective Time, the stock transfer books of the Company shall be closed, and no transfer of shares of Company Capital Stock shall thereafter be made. If, after the Effective Time, Company Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided for in this Agreement.

2.12. Withholding Rights. Parent and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Equityholder and timely remit to the appropriate Governmental Authority such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any applicable provision of state, local or foreign Tax Law. Parent or the Surviving Corporation, as applicable, shall provide each Equityholder from whom funds are properly withheld with a receipt or other available evidence showing payment of such withheld amounts to the appropriate Governmental Authority within thirty (30) days following the date of such withholding. To the extent that amounts are so withheld and remitted by Parent or the Surviving Corporation in accordance with the foregoing, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Equityholder in respect of which such deduction and withholding was made by Parent or the Surviving Corporation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.13. Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a taxable stock purchase for U.S. federal income Tax purposes with respect to holders of Company Capital Stock and the payments hereunder to holders of Company Options shall be treated for U.S. federal income Tax purposes as compensation payments. Neither the Company nor Parent makes any representation or warranties to any holder of Company Capital Stock, Company Options or Company Warrants regarding the Tax treatment of the Merger or any transactions contemplated by this Agreement and all such parties shall rely solely on their own Tax advisors in connection with this Agreement, the Merger and the other transactions or agreements contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Contemporaneously with the execution and delivery of this Agreement by the parties hereto, the Company shall deliver to Parent and Merger Sub a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Company Disclosure Schedule”). The disclosure in any numbered section of the Company Disclosure Schedule shall qualify only the corresponding relevant section in this Section 3 of the Agreement (except to the extent disclosure in any numbered and lettered section of the Company Disclosure Schedule is specifically cross referenced in another numbered and lettered section of the Company Disclosure Schedule. Nothing in the Company Disclosure Schedule is intended to broaden the scope of any representation, warranty or covenant of the Company contained in this Agreement. Subject to the exceptions and qualifications set forth in the Company Disclosure Schedule, the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1. Authority. The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated by this Agreement, have been duly authorized by the board of directors of the Company and approved by the Required Company Stockholder Vote, and no other corporate action on the part of the Company is necessary to authorize the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to (i) the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights and relief of debtors generally and (ii) the effect of rules of law and general principles of equity, including rules of Law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at Law). The affirmative vote or consent of (i) the holders of a majority of the shares of the outstanding Company Capital Stock voting or consenting, as the case may be, on an as-if-converted to Company Common Stock basis and (ii) the holders of seventy-five percent (75%) of the shares of the outstanding Series A Preferred Stock voting as a separate class are the only votes of the holders of any Company Capital Stock necessary under the DGCL and the Company Certificate of Incorporation to adopt this Agreement (the “Required Company Stockholder Vote”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.2. Organization; Subsidiaries.

(a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on the Business in all material respects. The Company is duly qualified to do business as a foreign corporation, and is in good standing, under the Laws of each jurisdiction in which the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification necessary, except in those jurisdictions where the failure to be so qualified or in good standing, when taken together with all other failures by the Company to be so qualified or in good standing, would not have a Material Adverse Effect. True and complete copies of the Restated Certificate of Incorporation, as amended to date (the “Company Certificate of Incorporation”) and the Amended and Restated Bylaws (the “Company Bylaws”) of the Company, each in effect as of the date of this Agreement, have been made available to Parent or its advisors.

(b) The Company has no subsidiaries.

3.3. Company Capital Stock8.

(a) As of the date of this Agreement, the Company has authorized [                ] shares of Company Common Stock. The Company is authorized to issue [                ] shares of Company Preferred Stock, all of which are designated as Series A Preferred Stock. As of the date of this Agreement, [                ] shares of Company Common Stock and [                ] shares of Series A Preferred Stock have been issued and are outstanding. The Company has reserved [                ] shares of Company Common Stock for issuance upon conversion of the Series A Preferred Stock. All such issued and outstanding shares of Company Capital Stock have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights created by statute, the Company Certificate of Incorporation, the Company Bylaws or any agreement to which the Company is a party or by which it is bound, and have been issued in compliance with applicable federal and state securities or “blue sky” Laws. There are no accrued or unpaid dividends with respect to any issued and outstanding shares of Company Capital Stock that will not be satisfied by the payment of the Merger Consideration hereunder.

(b) As of the date of this Agreement, options to purchase [                ] shares of Company Common Stock are issued and outstanding and [                ] shares of Company Common Stock remain available for issuance to the Company’s employees, directors or outside consultants or contractors pursuant to the Company Option Plan. As of the date of this Agreement, the Company Warrant to purchase up to [                ] shares of Series A Preferred Stock is outstanding. The Company granted all options with an exercise price no less than the fair market value of the Company Common Stock on the date of grant, determined by reasonable application of a reasonable valuation method as described in Section 409A of the Code and the Treasury Regulations thereunder.

(c) The Closing Date Allocation Schedule sets forth (i) the names of the holders of shares of Company Capital Stock and the number of shares of Company Common Stock and Company Preferred Stock held of record by each such Equityholder, (ii) the name of the holder of the Company Warrant and the number of shares of Company Preferred Stock subject to and the exercise price of the Company Warrant, (iii) the name of each Optionholder, the number of shares of Company Common Stock subject to the Company Options held by such Optionholder, and the exercise price of each Company Option. Except as set forth on the Closing Date Allocation Schedule, there are no (i) other shares of Company Capital Stock outstanding, and (ii) outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, relating to the Company Capital Stock to which the Company is a party, or by which it is bound, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of Company Capital Stock.

[8]	To be updated to reflect capitalization prior to signing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d) As of the date of this Agreement, except as listed in Section 3.3 of the Company Disclosure Schedule, there are (i) no rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Company Capital Stock to which the Company is a party, or by which it is bound, obligating the Company to repurchase, redeem or otherwise acquire any issued and outstanding shares of the Company Capital Stock; (ii) no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company; and (iii) no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect to which the Company is a party with respect to the governance of the Company or the voting or transfer of any shares of capital stock of the Company.

(e) The Closing Date Allocation Schedule, when delivered to Parent, will be true, complete and accurate in all material respects as of the Closing, and the payments to the Equityholders described therein will be the correct payments to be made to the Equityholders in accordance with the Company Certificate of Incorporation, applicable Law, and this Agreement, and each Equityholder’s pro rata share of the amounts to be held in the Escrow Account is accurately reflected therein in all material respects based on the assumptions set forth therein.

(f) Each Future Payment Allocation Schedule, when delivered to the Parent, will be true, complete and accurate in all material respects as of the date of delivery of such Future Payment Allocation Schedule, and the payments to Equityholders described therein will be the correct payments to be made to the Equityholders in accordance with the Company Certificate of Incorporation, applicable Law, and this Agreement in connection with such Future Payment Amount.

3.4. Conflicts. Assuming all consents, waivers, approvals, authorizations, orders, permits, declarations, filings, registrations and notifications and other actions set forth in Section 3.5 have been obtained or made, the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated by this Agreement, does not and will not (i) conflict with or result in a violation of the Company Certificate of Incorporation or Company Bylaws; (ii) to the Knowledge of the Company, conflict with or result in a violation of any Governmental Order or Law applicable to the Company or its assets or properties; or (iii) result in a material breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, or give rise to any rights of termination, amendment, modification, acceleration or cancellation of or loss of any benefit under, or result in the creation of any Encumbrance (other than a Permitted Encumbrance) on any of the assets or properties of the Company pursuant to, any Contract to which the Company is a party, or by which any of the assets or properties of the Company is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 3.4, as would not have a Material Adverse Effect.

3.5. Consents, Approvals, Etc. Except as set forth in Section 3.5 of the Company Disclosure Schedule, no material consent, waiver, approval, authorization, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Authority or any other Person is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, or the consummation by the Company of the transactions contemplated by this Agreement, except: (i) the filing of the Certificate of Merger pursuant to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

the DGCL; (ii) applicable requirements, if any, under the DGCL, federal or state securities or “blue sky” Laws; and (iii) where the failure to obtain such consent, waiver, approval, authorization, order or permit, or to make such declaration, filing, registrations or notification would not when taken together with all other such failures by the Company have a Material Adverse Effect.

3.6. Financial Statements. The Company has prepared, or caused to be prepared, and made available to Parent or its advisors the balance sheets as of December 31, [    ], [    ] and [    ]9, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended (the “Audited Company Financial Statements”), the unaudited financial statements of the Company (including the balance sheet and the related statements of income and cash flows of the Company) as of and for the [                    ] ([    ]) months ended [                    ], 20[    ]10 (the “Unaudited Company Financial Statements,” and together with the Audited Company Financial Statements, the “Company Financial Statements”). Except as set forth therein, the Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated therein and with each other (except that the Unaudited Company Financial Statements may not contain all of the notes required by GAAP and are subject to normal adjustments), and present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of the respective dates and during the respective periods indicated therein. The unaudited balance sheet of the Company as of [            ]11 shall be referred to in this Agreement as the “Current Balance Sheet” and the date thereof shall be referred to in this Agreement as the “Balance Sheet Date.” The Company maintains internal accounting controls sufficient (i) to provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements of the Company in conformity with GAAP and (ii) to permit the Company’s independent auditors to issue an opinion with respect to the Audited Company Financial Statements. The Company is not party to or otherwise involved in any “off-balance sheet arrangements” (as defined in Item 303 of Regulation S-K under the Exchange Act).

3.7. Undisclosed Liabilities. The Company has no Liability that is of a type required to be reflected on the face of a balance sheet in accordance with GAAP, except (i) as reflected in, reserved against or disclosed in the Company Financial Statements; (ii) as incurred in the ordinary course of business since the Balance Sheet Date; (iii) for Liabilities arising from matters disclosed in the Company Disclosure Schedule; (iv) as would not have a Material Adverse Effect; or (v) as incurred under this Agreement or in connection with the transactions contemplated hereby.

3.8. Certain Changes or Events. Except as set forth in Section 3.8 of the Company Disclosure Schedule, since the Balance Sheet Date the Company has conducted its business only in the ordinary course consistent with past practice, and there has not occurred:

(a) any change, event, development or condition (whether or not covered by insurance) that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect on the Company;

(b) any acquisition, sale or transfer of any material asset of the Company other than in the ordinary course of business and consistent with past practice;

[9]	Last three full fiscal years prior to signing of agreement to be inserted.
[10]	Date of latest available monthly financial statements to be inserted.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) except as required by GAAP, any material change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or any revaluation by the Company of any of its assets;

(d) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of capital stock of the Company or any direct or indirect redemption, purchase or other acquisition by the Company of any of its shares of capital stock;

(e) any Listed Contract entered into by the Company, other than in the ordinary course of business, or any amendment or termination of, or material default under, any Listed Contract, or the waiver, release or assignment of any material rights under any Listed Contract;

(f) any incurrence, assumption or guarantee by the Company of any indebtedness for borrowed money;

(g) any creation or assumption by the Company of any mortgage, lien, pledge, charge, security interest or similar encumbrance of any kind or character on any material asset, other than Permitted Encumbrances;

(h) any condemnation, seizure, damage, destruction or other casualty loss (whether or not covered by insurance) materially and adversely affecting the assets, properties or business of the Company and no such loss is threatened in writing;

(i) any capital expenditure, or commitment for a capital expenditure, for additions or improvements to property, plant and equipment in excess of $25,000 individually or $50,000 in the aggregate;

(j) except for capital expenditures and commitments referred to in paragraph (i) above, any (i) acquisition, lease, license or other purchase of, or (ii) disposition, assignment, transfer, license or other sale of, any material tangible assets or material property or material Intellectual Property in one or more transactions, or any commitment in respect thereof;

(k) a cancellation or compromise of any material debt or claim;

(l) any settlement or compromise of any pending or threatened Action;

(m) any material delay or postponement by the Company in the payment of accounts payable and other liabilities outside the ordinary course of business; or

(n) any negotiation or agreement by the Company to do any of the things described in the preceding clauses (a) through (m) (other than negotiations with the Parent and its representatives regarding the transactions contemplated by this Agreement).

3.9. Tax Matters

(a) Tax Returns. All income Tax Returns and other material Tax Returns required to be filed by or with respect to the Company have been timely filed (taking into account applicable extensions of time to file) with the appropriate Governmental Authority. Such Tax Returns are complete and accurate in all material respects. All Taxes shown as due on such Tax Returns have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by any Governmental Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to Tax in that jurisdiction nor is there a reasonable basis for any such claim. The Company does not have, and has never had, a “permanent

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

establishment” (within the meaning of any applicable Tax treaty or convention) in any foreign country (other than the country in which it is organized), or an office or fixed place of business in any foreign country (other than the country in which it is organized) resulting in a taxable presence pursuant to applicable foreign Tax Law where there is not an applicable Tax treaty or convention defining a permanent establishment. All material elections with respect to the Company’s Taxes are reflected on the Company’s Tax Returns, copies of which have been provided to Parent. The Company has delivered or made available to Parent correct and complete copies of all income Tax Returns and other material Tax Returns, and all examination reports, and statements of deficiencies assessed against or agreed to by the Company with respect to Taxable periods for which the statute of limitations has not expired as of the date of this Agreement.

(b) Tax Payments. The unpaid Taxes of the Company did not, as of the date of the Current Balance Sheet, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Current Balance Sheet (rather than in any notes thereto). The Company has not incurred any material Tax liability since the date of the Current Balance Sheet other than in the ordinary course of business and consistent with past custom and practice.

(c) Audits; Deficiencies; Waivers; Liens. No deficiency for any material amount of Taxes has been proposed, asserted or assessed in writing by any Governmental Authority against the Company, which remains unpaid, except for any deficiencies that are being contested in good faith by appropriate proceedings. To the Knowledge of the Company, there are no audits, examinations or other administrative or judicial proceedings currently ongoing or pending with respect to Taxes of the Company. The Company has not received from any Governmental Authority (including jurisdictions where the Company has not filed Tax Returns) any written (i) notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters, or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Governmental Authority against the Company. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company. There are no liens for Taxes (other than Permitted Encumbrances) upon the assets of the Company.

(d) Liability for Other Person’s Taxes; Withholding. The Company has never been a member of an affiliated group of companies filing consolidated U.S. federal income Tax Returns (other than a group the common parent of which is the Company) or any similar group for state, local or foreign Tax purposes. The Company has no liability for Taxes of another Person (other than the Company) as a transferee or successor, by contract or otherwise. The Company has withheld and paid to the applicable financial institution or Governmental Authority all amounts required to be withheld. The Company is not a party to, nor has any obligation under, any Tax sharing, Tax allocation, Tax indemnity or similar agreement or arrangement.

(e) FIRPTA; Spin-offs; Accounting Method Changes. The Company has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period described in Code Section 897(c)(1)(A)(ii). The Company has never been either a “controlled corporation” or a “distributing corporation” (within the meaning of Section 355(a)(1)(A) of the Code) with respect to a transaction that was described in, or intended to qualify for non-recognition of gain pursuant to Section 355 of the Code.

(f) Tax Shelters. The Company has not participated in any “listed transaction” as defined in Treasury Regulation Section 1.6011-4.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(g) Employee Benefit Deductions. Except as set forth in Section 3.9(g) of the Company Disclosure Schedule, the Company is not a party to any agreement or plan (including but not limited to the Company Option Plan and the payment of Change in Control Payments and payments in respect of Company Options in connection with the transactions contemplated by this Agreement) that has resulted or would result, separately or in the aggregate, in the payment of (i) any “excess parachute payments” within the meaning of Section 280G of the Code (without regard to the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code) or (ii) any amount for which a deduction would be disallowed or deferred under Section 162 or Section 404 of the Code.

3.10. Litigation and Governmental Orders. As of the date of this Agreement, (i) there are no Actions pending or, to the Knowledge of the Company, threatened against the Company, any of the assets or properties of the Company, or any of the directors and officers of the Company in their capacity as directors or officers of the Company that individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and (ii) the Company or its assets and properties are not subject to any Governmental Orders relating specifically to the Company or any of its assets or properties that individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is no Governmental Order against the Company, or, to the Knowledge of the Company, any of its directors or officers (in their capacities as such), that could prevent, enjoin or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on the Company. All litigation to which the Company is a party (or, to the Knowledge of the Company, threatened to become a party) is described in Section 3.10 of the Company Disclosure Schedule. This Section 3.10 does not apply to regulatory compliance, which is addressed in Section 3.13 hereunder.

3.11. Compliance with Laws. To the Knowledge of the Company, the Company is conducting the Business in compliance with applicable Law, except where the failure to so comply, when taken together with all other such failures by the Company to so comply, would not have a Material Adverse Effect. The Company has not received any written notice from any Governmental Authority to the effect that the Company is not in compliance with any applicable Law, except where the failure to so comply, when taken together with all other such failures by the Company to so comply, would not have a Material Adverse Effect. This Section 3.11 does not apply to regulatory compliance, which is addressed in Section 3.13 hereunder.

3.12. Permits. As of the date of this Agreement, the Company has all Permits required to permit the Company to conduct the Business, except for such failures to have such Permits, when taken together with all other such failures by the Company to have such Permits, would not have a Material Adverse Effect. As of the date of this Agreement, all of the Permits held by or issued to the Company are in full force and effect, and the Company is in compliance with each such Permit held by or issued to it, except for such failures to so comply, when taken together with all other such failures by the Company to so comply, as would not have a Material Adverse Effect. This Section 3.12 does not apply to regulatory compliance, which is addressed in Section 3.13 hereunder.

3.13. Regulatory Compliance.

(a) The Company is in compliance with applicable Laws of all Governmental Authorities with jurisdiction over its operation, including but not limited to the Laws enforced by the United States Department of Health and Human Services (HHS) and its constituent agencies (such as the U.S. Food and Drug Administration (“FDA”), the Centers for Medicare & Medicaid Services, and the Office of Inspector General), and the Laws enforced by the United States Department of Justice,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

including: the Food, Drug & Cosmetic Act, as amended, and Title 21 of the Code of Federal Regulations; the anti-kickback law (Social Security Act §1128B(b)); the drug price reporting requirements of titles XVIII and XIX of the Social Security Act; the federal Social Security Act, the federal False Claims Act (31 U.S.C. § 3729 et seq.); the federal Program Fraud Civil Penalties Act; the federal Health Insurance Portability and Accountability Act of 1996, and its implementing regulations; the Foreign Corrupt Practices Act; the Laws precluding the off-label sale or pre-approval marketing of pharmaceuticals; and all similar local, state, federal and foreign Governmental Authority requirements, except where the failure to so comply, when taken together with all other such failures by the Company to so comply, would not have a Material Adverse Effect.

(b) The Company holds, and is operating in compliance with, all such permits, licenses, approvals, authorizations and required filings of the FDA and similar foreign, regional, state, and local authorities with jurisdiction over pharmaceuticals as required for the conduct of its business as currently conducted (collectively, the “Regulatory Authorizations”), except where the failure to hold such Regulatory Authorizations or to so comply, when taken together with all other such failures by the Company to so hold such Regulatory Authorizations or to so comply, would not have a Material Adverse Effect, and all such Regulatory Authorizations are in full force and effect. The Company has fulfilled and performed all of its obligations with respect to the Regulatory Authorizations that are required to maintain the Regulatory Authorizations in good standing, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any Regulatory Authorization except where the failure to so fulfill or perform, or the occurrence of such event, when taken together with all other such failures by the Company to so perform, would not have a Material Adverse Effect.

(c) The Company has not received written notice of any pending or, to the Knowledge of the Company, threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other allegation or action from any Governmental Authority including HHS, FDA, and, applicable similar foreign, regional, state, and local Governmental Authorities with jurisdiction over pharmaceuticals, or other party (including but not limited to employees or former employees acting as whistleblowers) that any operation or activity of the Company is in violation of any applicable Law.

(d) The pre-clinical, clinical, and other studies and tests conducted by or on behalf of or sponsored by the Company or in which the Company or its product candidates have participated were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and all applicable Laws, including, as appropriate, the Federal Food, Drug and Cosmetic Act (FDCA) and the requirements of Good Laboratory Practice (21 C.F.R. Part 58) and FDA regulations relating to Good Clinical Practice and Clinical Trials (including 21 C.F.R. Part 312 and all requirements relating to protection of human subjects contained in 21 C.F.R. Parts 50, 54, and 56), and all similar local, state, federal and foreign requirements. All clinical studies of products under development, conducted by or on behalf of or sponsored by Company and intended to be used to support a Regulatory Approval, have been and are being conducted under the supervision of, with the consent of and in compliance with a duly constituted Institutional Review Board or Ethics Board, or its counterpart in foreign countries with jurisdiction over the investigation of pharmaceutical products.

(e) No investigational new drug application (IND) filed by or on behalf of the Company with the FDA has been terminated or suspended by the FDA, and neither the FDA nor any applicable foreign Governmental Authority has commenced, or, to the knowledge of the Company, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate, delay or suspend, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of the Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(f) The Company has conducted its drug development program for the OBS Development Product, and made its submissions to the FDA Office of Orphan Product Development (OOPD) in accordance with procedures set forth in the Orphan Drug Act (codified at 21 U.S.C. § 360bb et seq.), the implementing regulations in 21 C.F.R. pt. 316, and FDA policies related to orphan drugs. The Company has materially followed the requirements and procedures set forth by foreign Governmental Authorities with respect to the development and testing of orphan drugs. Except as set forth on Section 3.13(f) of the Company Disclosure Schedule, the Company has not received any communication (whether written or verbal) from a Governmental Authority materially calling into question the likelihood of Regulatory Approval of the OBS Development Product in its jurisdiction based on its clinical development through the date of this Agreement.

(g) Neither Company nor any of its employees nor any of Company’s subcontractors is: (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. §312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as defined in 42 U.S.C. 1320a-7b(f), as amended from time to time, or any other governmental payment, procurement or non-procurement program; or (e) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s List of Parties Excluded from Federal Programs, or the FDA Debarment List. Company has not hired or retained as an officer or employee any person who has been convicted of a misdemeanor or felony under the laws of the United States relating to the regulation of any drug product by the FDA or relating to the regulation of any federal healthcare program by the U.S. Department of Health and Human Services.

3.14. Tangible Property.

(a) Section 3.14(a)(i) of the Company Disclosure Schedule sets forth a true, correct and complete list of each item of real property that, as of the date of this Agreement, is owned by the Company (“Owned Real Property”). The Company has good fee simple title to the Owned Real Property, free and clear of all Encumbrances, other than Permitted Encumbrances. Section 3.14(a)(ii) of the Company Disclosure Schedule contains a true, correct and complete list of each item of real property that, as of the date of this Agreement, is leased from or to a third party by the Company (“Leased Real Property”), the name of the third party lessor(s) or lessee(s) thereof, as the case may be, the date of the lease contract relating thereto and all amendments thereof. The Company has a valid and subsisting leasehold interest in, or the right to use, all Leased Real Property leased by it, in each case free and clear of all Encumbrances, other than Permitted Encumbrances.

(b) The Company has good and marketable title to each item of tangible personal property reflected in the Current Balance Sheet or acquired after the Balance Sheet Date (except tangible personal property sold or otherwise disposed of since the Balance Sheet Date in the ordinary course of business), or with respect to tangible leased properties, valid leasehold interests therein, free and clear of all Encumbrances, except in each case for Permitted Encumbrances. The plants, property and equipment of the Company that are used in the operations of the Company’s business are in all material respects in good operating condition and repair, subject to normal wear and tear and are usable in the ordinary course of business consistent with past practices. The tangible assets and properties of the Company constitute all of the tangible assets and properties necessary to conduct the Company’s operations and business as currently conducted by the Company. This Section 3.14 does not apply to Intellectual Property rights, which are addressed in Section 3.15 hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.15. Intellectual Property

(a) Section 3.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all (1) Patents, together with all reissues, divisions, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (2) Trademarks, (3) Copyrights and (4) domain name registrations and websites, in each case, used or held for use by the Company in the conduct of its business specifying as to each such item, as applicable (i) the owner of the item, (ii) the jurisdictions in which the item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item, and (iv) the date of application and issuance or registration of the item.

(b) Section 3.15(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all material licenses and sublicenses pertaining to any third-party Intellectual Property used by the Company in the conduct of its business, excluding off-the-shelf, shrink-wrap, click-wrap licenses and/or other licenses for commercially available software under $25,000.

(c) Section 3.15(c) of the Company Disclosure Schedule sets forth a complete and accurate list of all material licenses and sublicenses pertaining to any Intellectual Property owned by the Company licensed to third parties.

(d) No third party has any pending, or to the Company’s Knowledge, threatened, claims in writing that the Company has violated, misappropriated, or infringed any of a third party’s Intellectual Property rights. The Company does not have any pending or, to the Company’s Knowledge, threatened, claims in writing that a third party has violated or infringed any material Intellectual Property owned by the Company.

(e) To the Company’s Knowledge, the items listed in Section 3.15(a)(1) and (2) of the Company Disclosure Schedule are not the subject of any cancellation or reexamination proceeding or other proceeding challenging their validity. The owner designated in each entry of Section 3.15(a)(1) of the Company Disclosure Schedule is the applicant or assignee of record in all patent applications, and applications for registration of Intellectual Property rights indicated for such owner in Section 3.15(a)(1) of the Company Disclosure Schedule, and, to the Company’s Knowledge, no opposition or interference, has been received in connection with any such application. For the items listed in Section 3.15(a)(1) of the Company Disclosure Schedule, all registration, maintenance and renewal fees, if applicable, currently due in connection with certificates in connection with such Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the U.S. or foreign jurisdictions, as the case may be, for the purposes of perfecting and maintaining such Intellectual Property.

(f) Except as set forth in Section 3.15(f) of the Company Disclosure Schedule, the Intellectual Property listed in Section 3.15 constitutes all of the Patents, Trademarks, Copyrights and domain names that has been used or relied upon in the operation of the Business as currently conducted. The Company has not transferred ownership of, nor granted any license with respect to, any Intellectual Property that is material to the Business, to any other Person.

(g) Except as set forth in Section 3.15(a) and Section 3.15(g) of the Company Disclosure Schedule, the Company is the owner of all right, title and interest in and to each item of Intellectual Property set forth on Section 3.15(a) of the Company Disclosure Schedule and each Trade Secret, or in the case of licensed Intellectual Property set forth on Section 3.15(b) of the Company Disclosure Schedule, the Company has obtained all licenses necessary to use and commercially exploit such Intellectual Property according to the terms of such licenses, free and clear of any Encumbrances (other than Permitted Encumbrances), and the Company has the right to use all of the Intellectual Property set forth on Section 3.15(a) of the Company Disclosure Schedule and each Trade Secret without payment to a third party, and has the right to stop others from using such Intellectual Property. Except as set forth in Section 3.15(g) of the Company Disclosure Schedule the right to sue for past damages, to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

extent available, shall be transferred to either the Merger Sub or Parent. Except as set forth in Section 3.15(g) of the Company Disclosure Schedule, all Intellectual Property set forth on Section 3.15(a) and Section 3.15(b) of the Company Disclosure Schedule and each Trade Secret is fully transferable, alienable or licensable by Parent or other entity, without restriction and without payment of any kind to any other Person. Except as described in Section 3.15(g) of the Company Disclosure Schedule, the Company has no obligation to indemnify or defend any third-party in connection with claims for intellectual property infringement.

(h) Except as set forth in Section 3.15(h) of the Company Disclosure Schedule, the Company has not been alleged to misappropriate, infringe or otherwise violate any Intellectual Property right of any other Person and there is no claim or action pending, or, to the Company’s Knowledge, threatened, alleging any such infringement. To the Company’s Knowledge, the operation of the Business of the Company as of the date of this Agreement for the treatment of eosinophilic esophagitis does not misappropriate, infringe or otherwise violate any third party Intellectual Property right.

(i) The Company has taken commercially reasonable precautions to protect the secrecy of its Trade Secrets. To the Company’s Knowledge, none of the material trade secrets, know-how or other material confidential or proprietary information of the Company has been disclosed to any Person unless such disclosure was made pursuant to an appropriate confidentiality agreement.

(j) All former and current employees of the Company have executed written agreements prohibiting disclosure of confidential information and assigning to the Company, as applicable, all rights to any inventions made during or derived from their relationship with the Company, as applicable.

3.16. Certain Contracts.

(a) Section 3.16 of the Company Disclosure Schedule contains a true, correct and complete list of all Contracts currently in effect that (i) are material to the conduct and operations of the Business and its properties as currently conducted, (ii) involve the Equityholders or any of the officers, consultants, directors or employees of the Company (other than Company Benefit Plans or employment arrangements involving annual compensation by the Company of less than $100,000, or stock option agreements entered into in the ordinary course of business), (iii) require the Company to provide in-kind consideration, (iv) involve real property, (v) involve a joint venture, partnership, or limited liability company relationship, (vi) govern or relate to indebtedness, (vii) are material customer or supplier agreements of the Company (viii) obligate the Company to develop any product, drug or compound, (ix) require the Company to indemnify any Person, except for Contracts entered into in the ordinary course of business, (x) grant any exclusive rights to any party (including any right of first refusal or right of first negotiation), or (xi) relate to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) (collectively, the “Listed Contracts”) and copies or access to such agreements, contracts, leases, licenses, instruments, commitments, indebtedness, Liabilities and other obligations have been provided to Parent and its counsel. For purposes of this Section 3.16, “material” shall mean either (x) having an aggregate value, cost or amount in excess of $100,000, or (y) not terminable upon ninety (90) days or fewer notice.

(b) Except for such exceptions as would not have a Material Adverse Effect, as of the date of this Agreement, (i) each Listed Contract is in full force and effect and represents a legally valid, binding and enforceable obligation of the Company, if the Company is a party thereto, except as may be limited by principles of public policy, and subject to (1) the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights and relief of debtors generally and (2) the effect of rules of law and general principles of equity, including rules of Law and general principles of equity governing specific performance, injunctive

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

relief and other equitable remedies (regardless of whether considered in a proceeding in equity or at Law); and (ii) the Company is not in material breach or violation of, or material default under, any of the Listed Contracts to which it is a party, nor has the Company received any written notice that it has materially breached, violated or defaulted under any of the Listed Contracts to which it is a party. There are no Listed Contracts that are not in written form.

3.17. Employee Benefit Matters.

(a) Section 3.17(a) of the Company Disclosure Schedule contains a true, correct and complete list as of the date of this Agreement of each employee benefit plan, agreement or policy (including any “employee benefit plan” as defined in Section 3(3) of ERISA, compensation arrangements, employment and severance agreements, and employment offer letters) sponsored by, maintained by, contributed to, or participated in by the Company, or to which the Company is a party or has or may have any liability, or under which current or former employees or independent contractors of the Company benefit (each, a “Company Benefit Plan” and, collectively, the “Company Benefit Plans”). The Company has made available to Parent and its agents and representatives copies of (i) each Company Benefit Plan; (ii) the most recent annual report (Form 5500) filed with the IRS with respect to each such Company Benefit Plan; (iii) each trust agreement and any other material written agreement relating to each such Company Benefit Plan; (iv) the most recent summary plan description for each such Company Benefit Plan for which a summary plan description is required, and (v) the most recent determination or opinion letter issued by the IRS with respect to any such Company Benefit Plan intended to be qualified under Section 401(a) of the Code. No Company Benefit Plan is subject to Title IV of ERISA, covers any employees or independent contractors outside the United States, is a multiple employer plan, or provides health or welfare benefits to retirees. Each Company Benefit Plan covering two or more individuals can be amended, terminated or otherwise discontinued in accordance with its terms, without the consent of plan participants, and without liability to the Company other than ordinary administrative expenses and the payment of any accrued benefits.

(b) Each Company Benefit Plan is in compliance in all material respects with the applicable requirements of ERISA and the Code and other requirements of Law (including filing requirements with Governmental Authorities), and no event has occurred and there exists no condition or set of circumstances in connection with which the Company or any Company Benefit Plan could be subject to any material liability under the terms of such Company Benefit Plans, ERISA, the Code or any other applicable Law. As of the date of this Agreement, there are no audits, inquiries or proceedings pending or, to the Knowledge of the Company, threatened by the IRS or any other Governmental Authority with respect to any Company Benefit Plan (other than routine claims for benefits in the normal course) that could reasonably be expected to subject the Company or any Company Benefit Plan to any liability. Each arrangement subject to Section 409A of the Code is and, except as set forth on Section 3.17(b) of the Company Disclosure Schedule, has been maintained in material compliance therewith and the Treasury Regulations thereunder.

(c) Section 3.17(c) of the Company Disclosure Schedule contains a true, correct and complete list of each retention, bonus or severance agreement or plan or other arrangement of the Company with or relating to Company employees, directors or consultants under which amounts may be payable or benefits provided, or which provides for acceleration of benefits or payments, as a result of the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event). A true, correct and complete copy of each of the agreements and plans set forth in Schedule 3.17(c) of the Company Disclosure Schedule has been made available to Parent.

(d) Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and either is a prototype plan that may rely on the EGTRRA opinion letter issued to its provider or has received an EGTRRA determination letter from the IRS that it is so qualified, and no fact or event has occurred since the date of such determination letter that could materially adversely affect the qualified status of any such Company Benefit Plan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.18. Labor Matters. The Company is not a party to any labor agreement with respect to its employees with any labor organization, group or association, nor, to the Knowledge of the Company, have there been any attempts to organize the employees of the Company during the one (1)-year period prior to the date of this Agreement. As of the date of this Agreement, there is no labor strike, labor disturbance or work stoppage pending against the Company. Within the past year, the Company has not incurred any liability or obligation under the Workers Adjustment and Retraining Notification Act or any other similar state or local law that remains unsatisfied.

3.19. Environmental Matters. To the Knowledge of the Company, except for such violations, activities and Actions as would not have a Material Adverse Effect, (i) no Hazardous Material is present at any of the real property leased by the Company in violation of any applicable Environmental Law; (ii) the Company has not engaged in any Hazardous Materials Activity in violation of any applicable Environmental Law; and (iii) no Action is pending or has been threatened against the Company concerning any of the Hazardous Materials Activities of the Company, or Hazardous Materials Activity on any of the Owned Real Property or Leased Real Property.

3.20. Related Party Transactions. The Company is not indebted to any director, officer or employee of the Company (except for amounts due as compensation or reimbursement for services performed and any severance obligations), and no such person is indebted to the Company. Except as listed on Section 3.20 of the Company Disclosure Schedule, no (a) Person who owns beneficially or of record at least five percent (5%) of the outstanding Company Capital Stock, (b) officer or director of the Company, (c) immediate family member of any of the Persons referred to in clauses (a) and (b) above, and (d) Person controlled by any one or more of the foregoing (excluding the Company) (collectively, the “Related Parties”) presently or since January 1, 20[    ]11: (i) owns or has owned, directly or indirectly, any material interest in (excepting not more than five percent (5%) stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a lessor, lessee, customer, distributor, sales agent, or supplier of the Company; (ii) owns or has owned, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses for the conduct of its business; (iii) has brought any action, suit or proceeding against the Company; or (iv) on behalf of the Company, has made any payment or commitment to pay any commission, fee or other amount to, or purchase or obtain or otherwise contract to purchase or obtain any goods or services from, any corporation or other Person of which any officer or director of the Company, or an immediate family member of the foregoing, is a partner or stockholder (excepting stock holdings solely for investment purposes in securities of publicly held and traded companies). The Company is not a party to any transaction with any Related Party on other than arm’s-length terms.

3.21. Brokers. Except for fees payable to Stifel, Nicolaus & Company, Incorporated (“Stifel”) as set forth on Section 3.21 of the Company Disclosure Schedule, which is entitled to certain advisory fees in connection with this Agreement (the “Stifel Payment Amounts”), the Company has not entered into any contract or

[11]	To be updated to account for three previous full fiscal years and any interim period thereafter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

other arrangement or understanding (written or oral, express or implied), with any Person which may reasonably result in the obligation of the Company to pay any fees or commissions to any broker or finder as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

3.22. Insurance. The physical properties, assets and business of the Company are insured as of the date of this Agreement to the extent disclosed on Section 3.22 of the Company Disclosure Schedule attached hereto and all such insurance policies and arrangements are disclosed therein. As of the date of this Agreement, said insurance policies and arrangements are in full force and effect, all premiums with respect thereto are currently paid, and the Company is in material compliance with the terms thereof. The Company has not received any written notice of termination of, or material premium increase with respect to, any of such policies.

3.23. Books and Records. The Company has maintained business records with respect to the assets and its business and operations, including, without limitation, records relating to the Company’s product development history, which are true, accurate and complete in all material respects, and there are no material deficiencies in such business records. The Company does not have any of its primary records, systems, controls, data or information which are material to the operation of its business recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether or not computerized) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company. The minute book of the Company contains a complete and accurate summary in all material respects of all meetings of directors and shareholders or actions by written consent since the time of incorporation of the Company through the date of this Agreement, and reflect all transactions referred to in such minutes accurately in all material respects.

3.24. Customers and Suppliers. As of the date hereof, no material customer and no material supplier of the Company has canceled or otherwise terminated, or made any written threat to the Company to cancel or otherwise terminate its relationship with the Company or has at any time on or after the Balance Sheet Date, decreased materially its services or supplies to the Company in the case of any such supplier, or its usage of the services or products of the Company in the case of such customer, and no such supplier or customer has indicated in writing that it intends to cancel or otherwise terminate its relationship with the Company or to decrease materially its services or supplies to the Company or its usage of the services or products of the Company, as the case may be.

3.25. Absence of Unlawful Payments. None of (a) the Company, (b) any director or officer of the Company, nor, (c) to the Company’s Knowledge, any employee, agent or other Person acting on behalf of the Company, in each case in connection with the operation of the Company’s business: (i) has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment; made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or violated any provision of the FCPA; or (iii) has accepted or received any unlawful contributions, payments, gifts or expenditures.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.26. Representations Complete. None of the representations or warranties made by the Company herein or in the Company Disclosure Schedule or exhibit hereto, and no certificate furnished by the Company pursuant to this Agreement contain, or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

4.1. Authority. Each of Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective obligations hereunder, and the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement, have been duly authorized by the board of directors of each of Parent and Merger Sub, by Parent as holder of all outstanding shares of capital stock of Merger Sub and no other corporate or other action on the part of either Parent or Merger Sub is necessary to authorize the execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective obligations hereunder or the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a legally valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to (i) the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights and relief of debtors generally and (ii) the effect of rules of Law and general principles of equity, including rules of Law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

4.2. Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted. Parent is duly qualified to do business as a foreign corporation, and is in good standing, under the Laws of each jurisdiction in which the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification necessary, except in those jurisdictions where the failure to be so qualified or in good standing, when taken together with all other failures by Parent to be so qualified or in good standing, would not have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.3. Conflicts. Assuming all consents, approvals, authorizations, filings and notifications and other actions set forth in Section 4.4 have been obtained or made, the execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its obligations hereunder, and the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement, does not and will not (i) conflict with or result in a violation of the organizational documents of Parent or Merger Sub; (ii) conflict with or result in a violation of any Governmental Order or Law applicable to Parent or Merger Sub or their respective assets or properties; or (iii) result in a material breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, or give rise to any rights of termination, amendment, modification, acceleration or cancellation of or loss of any benefit under, or result in the creation of any Encumbrance (other than Permitted Encumbrances) on any of the assets or properties of Parent or Merger Sub pursuant to, any Contract to which Parent or Merger Sub is a party, or by which any of the assets or properties of Parent or Merger Sub is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 4.3, as would not have a material adverse effect on the ability of Parent or Merger Sub to perform its respective obligations under this Agreement or consummate the transactions contemplated by this Agreement.

4.4. Consents, Approvals, Etc. No consent, waiver, approval, authorization, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Authority or any other Person is required to be made or obtained by Parent or Merger Sub in connection with the execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective obligations hereunder, or the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement, except (i) the filing of the Certificate of Merger pursuant to the DGCL; (ii) applicable requirements, if any, under the DGCL, federal or state securities or “blue sky” Laws; (iii) applicable filing requirements, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iv) where the failure to obtain such consent, approval, authorization or action, or to make such filing or notification would not, when taken together with all other such failures by Parent and Merger Sub, have a material adverse effect on the ability of Parent or Merger Sub to perform its respective obligations under this Agreement or consummate the transactions contemplated by this Agreement.

4.5. Litigation and Governmental Orders. As of the date of this Agreement, (i) there are no Actions pending against Parent, Merger Sub or any other Subsidiaries of Parent (“Parent Subsidiaries”), or any of the assets or properties of Parent, Merger Sub or any Parent Subsidiaries, or any of the directors or officers of Parent, Merger Sub or any Parent Subsidiaries in their capacity as directors or officers of Parent, Merger Sub or any Parent Subsidiaries that would have a material adverse effect on the ability of Parent or Merger Sub to perform its respective obligations under this Agreement or consummate the transactions contemplated by this Agreement and (ii) Parent, Merger Sub and the Parent Subsidiaries and their respective assets and properties are not subject to any material Governmental Order that would have a material adverse effect on Parent’s or Merger Sub’s ability to perform their respective obligations under this Agreement or consummate the transactions contemplated by this Agreement.

4.6. Ability to Perform. Parent has currently available cash funds sufficient for Parent to pay the Closing Payment Amount.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.7. Due Diligence Investigation. Parent has had an opportunity to discuss the business, management, operations and finances of the Company with their respective officers, directors, employees, agents, consultants, representatives and Affiliates, and has had an opportunity to inspect the facilities of the Company. Parent has conducted its own independent investigation of the Company. In making its decision to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement, Parent has relied solely upon the representations and warranties of the Company set forth in Article III (and acknowledges that such representations and warranties are the only representations and warranties made by the Company) and has not relied upon any other information provided by, for or on behalf of the Company or Equityholders, or their respective agents or representatives, to Parent in connection with the transactions contemplated by this Agreement. Parent has no knowledge of the existence or nonexistence or occurrence or nonoccurrence of any event, condition or circumstance the existence, nonexistence, occurrence or nonoccurrence of which would cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any respect. Parent has entered into the transactions contemplated by this Agreement with the understanding, acknowledgement and agreement that no representations or warranties, express or implied, are made with respect to any projection or forecast regarding future results or activities or the probable success or profitability of the Business or the Company. Parent acknowledges that no current or former stockholder, director, officer, employee, agent, consultant, Affiliate or advisor of the Company has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of this Agreement, express or implied, except for any representation and warranties made by an Equityholder under the Letter of Transmittal.

4.8. Broker. Except for fees payable to BMO Capital Markets Corp., which is entitled to certain advisory fees in connection with this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of Parent, Merger Sub or any of their respective Affiliates.

4.9. No Prior Activities. Except as contemplated by this Agreement, Merger Sub had not engaged in any business activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person, or become subject to or bound by any obligation or undertaking. As of the date of this Agreement, all of the issued and outstanding capital stock of Merger Sub is owned beneficially and of record by Parent, free and clear of all Encumbrances (other than those created by this Agreement and the transactions contemplated by this Agreement).

ARTICLE V

ADDITIONAL AGREEMENTS

5.1. Efforts; Consents; Regulatory and Other Authorizations. Each party to this Agreement shall use its commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to promptly consummate and make effective the transactions contemplated by this Agreement; (ii) obtain all authorizations, consents, orders and approvals of, and give all notices to and make all filings with, all Governmental Authorities and other third parties that may be or become necessary for the performance of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement, including those consents set forth in the Company Disclosure Schedule; (iii) lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to this Agreement to consummate the transactions contemplated by this

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Agreement; and (iv) fulfill all conditions to such party’s obligations under this Agreement. Each party to this Agreement shall cooperate fully with the other parties to this Agreement in promptly seeking to obtain all such authorizations, consents, orders and approvals, giving such notices, and making such filings. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, in connection with obtaining such consents from third parties, no party to this Agreement shall be required to make payments, commence litigation or agree to modifications of the terms and conditions of any agreements with third parties, and except for modifications which would not have a Material Adverse Effect, no such modifications shall be made to any Contract of the Company without the consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed. The parties to this Agreement shall not take any action that is reasonably likely to have the effect of unreasonably delaying, impairing or impeding the receipt of any required authorizations, consents, orders or approvals.

5.2. Closing Date Allocation Schedule. At least three (3) Business Days prior to the Closing, the Company shall deliver to Parent the Closing Date Allocation Schedule, and thereafter through the Closing any interim updates to the Closing Date Allocation Schedule as necessary for the information reflected thereon to be accurate in all material respects as of the Closing Date.

5.3. Further Action. Subject to the terms and conditions provided in this Agreement, each of the parties to this Agreement shall use its commercially reasonable efforts to deliver, or cause to be delivered, such further certificates, instruments and other documents, and to take, or cause to be taken, such further actions, as may be necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement.

5.4. Indemnification; Directors’ and Officers’ Insurance.

(a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, (i) indemnify and hold harmless each present and former director and officer of the Company (collectively, the “Company Indemnified Parties”), against any and all Damages incurred or suffered by any of the Company Indemnified Parties in connection with any Liabilities or any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under applicable Law and under the Company Certificate of Incorporation and Company Bylaws as in effect on the date of this Agreement, to indemnify such Company Indemnified Parties and (ii) advance expenses as incurred by any Company Indemnified Party in connection with any matters for which such Company Indemnified Party is entitled to indemnification from Parent pursuant to this Section 5.4(a) to the fullest extent permitted under applicable Law or, if greater, under the Company Certificate of Incorporation and Company Bylaws; provided, however, that the Company Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately and finally determined by a court of competent jurisdiction and all rights of appeal have lapsed that such Company Indemnified Party is not entitled to indemnification under applicable Law, the Company Certificate of Incorporation and Company Bylaws, and pursuant to this Section 5.4(a).

(b) Prior to the Closing, Parent shall have obtained and prepaid, with the cost ***, a directors’ and officers’ liability insurance policy or policies (i.e., “tail coverage”, or the “D&O Tail”) covering those persons who are currently covered by the Company’s director’s and officers’ liability insurance policy (copies of which have been heretofore delivered by the Company to Parent and its agents and representatives) for an aggregate period of not less than *** with respect to claims arising from facts

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

or events that occurred on or before the Closing Date, including with respect to the transactions contemplated by this Agreement, with coverage in an amount and scope at least as favorable as the Company’s existing coverage, and the Parent shall maintain, or shall cause the Surviving Corporation for itself to maintain such policy for a period of six (6) years following the Effective Time.

(c) Parent hereby agrees that it will not (i) cause or permit the Surviving Corporation or any of its Subsidiaries to amend or modify the indemnification provisions in the organizational documents of the Surviving Corporation or any such Subsidiary (ii) amend or revoke any indemnification agreement between the Surviving Corporation or any of its Subsidiaries and any director or officer currently in effect, in each case, in any way that diminishes or adversely affects the indemnification or exculpation provisions provided therein or herein.

(d) In the event that Parent, the Surviving Corporation or its successors and assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each case, proper provision shall be made so that the successors and assigns of Parent or the Company, as the case may be, fulfill and comply with the indemnification and other obligations set forth in this Section 5.4.

(e) The terms and provisions of this Section 5.4 are intended to be in addition to the rights otherwise available to the Company Indemnified Parties by applicable Law, charter, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, the Company Indemnified Parties and their respective heirs and representatives, each of whom is an intended third party beneficiary of this Section 5.4.

5.5. Tax Matters.

(a) The Equityholders’ Representative, the Company and Parent agree to furnish or cause to be furnished to the other, upon request, as promptly as practicable, such information and assistance relating to Taxes, including access to books and records, as is reasonably necessary for the filing of all Tax Returns by Parent or Equityholders, the making of any election relating to Taxes, the preparation for any audit by any taxing authority and the prosecution or defense of any claim, suit or proceeding relating to any Tax.

(b) Parent or the Surviving Corporation shall prepare, or cause to be prepared, and file, or cause to be filed, all Tax Returns of the Company for Pre-Closing Tax Periods that are filed after the Closing Date.

(c) The Company shall deliver to Parent at the Closing all necessary forms and certificates complying with applicable Law, duly executed and acknowledged, certifying that the transactions contemplated hereby are exempt from withholding under Section 1445 of the Code.

(d) All Transfer Taxes, if any, arising out of or in connection with the transactions contemplated by this Agreement shall be borne by Parent. Parent shall be responsible for filing all Tax Returns related to Transfer Taxes. All parties hereto shall use commercially reasonable efforts to avail themselves of any available exemptions from any such Transfer Taxes, and to cooperate with the other parties hereto in providing any information and documentation that may be necessary to obtain such exemptions.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.6. Development and Regulatory Approval of the OBS Development Product.

(a) Following the Closing, unless and until a Technical Failure has occurred, Parent and the Surviving Corporation shall act in good faith and shall use Milestone Diligence Efforts to cause each of the Milestones to be achieved for the treatment of eosinophilic esophagitis as promptly as reasonably practicable following the Closing. “Milestone Diligence Efforts” means the ***. Without limiting and notwithstanding the foregoing, following the Closing, Parent and the Surviving Corporation shall, ***.

(b) Parent shall not enter into an agreement after the Closing (i) with respect to a Parent Liquidation Event or (ii) whereby Parent or the Surviving Corporation directly or indirectly sells, licenses, conveys, assigns or otherwise transfers all or any significant portion of its Intellectual Property rights or other interests (“Intellectual Property Conveyance”) in and to the OBS Development Product to a third party unless, in each case such third party that succeeds to the rights of Parent or the Surviving Corporation to develop the OBS Development Product (collectively, a “Successor Entity“) assumes the obligations of Parent and the Surviving Corporation, as applicable, contained in this Agreement with respect to the development and Regulatory Approval of the OBS Development Product, including the Milestone Diligence Efforts and other agreements set forth in Section 5.6(a) and the payment of the Milestone Payment Amounts; provided that for purposes of the definition of Milestone Diligence Efforts with respect to such Successor Entity, the reference to “Parent” in such definition shall still be deemed to refer to Parent, and not to the Successor Entity, as Parent existed prior to any transactions related to the acquisition of any rights or obligations by the Successor Entity.

5.7. Employee Matters.

(a) With respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) maintained by Parent, the Surviving Corporation or any subsidiary of Parent (collectively, “Parent Benefit Plans”) in which any Company employee is or may be eligible to participate from or after the Effective Time, Parent shall, or shall cause the Surviving Corporation and each subsidiary of Parent to, recognize all service of the Company employees with the Company for purposes of determining eligibility to participate and vesting (and benefit entitlement, but solely under severance plans and for vacation benefits or any other type of plan maintained by the Company immediately prior to the Effective Time for which entitlement service is relevant under such Company plan, but in no event including any defined benefit plan or retiree welfare benefit). With respect to any “welfare benefit plan” (as defined in Section 3(1) of ERISA) established or maintained by Parent, the Surviving Corporation or any subsidiary of Parent in which Company employees are eligible to participate from or after the Effective Time, Parent shall, or shall cause the Surviving Corporation or any subsidiary of Parent to waive any eligibility requirements or pre-existing condition limitations to the extent waived under the Company Benefit Plans. Parent or the Surviving Corporation shall be exclusively responsible for complying with the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) with respect to all employees and former employees of the Company.

(b) Parent shall, or shall cause the Surviving Corporation to, pay or provide the Change in Control Payments pursuant to the agreements and retention plans identified in Section 3.17(c) of the Company Disclosure Schedule and the Separation and Consulting Agreements.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE VI

CONDITIONS TO CLOSING

6.1. Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction, fulfillment or written waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a) Representations and Warranties; Covenants. (i) The representations and warranties of Parent and Merger Sub set forth in Article IV shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date as though then made (except that those representations and warranties that are made as of a specific date need only be true and correct in all respects as of such date), except where the failure of such representations and warranties to be true and correct has not had, individually or in the aggregate, a material adverse effect on the part of Parent or Merger Sub to consummate the transactions contemplated hereby; (ii) the covenants and agreements set forth in this Agreement to be performed or complied with by Parent and Merger Sub at or prior to the Effective Time shall have been performed or complied with in all material respects; and (iii) the Company shall have received an officer’s certificate of each of Parent and Merger Sub, dated as of the Closing Date, certifying as to the matters set forth in clauses (i) and (ii) of this Section 6.1(a).

(b) No Governmental Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the Merger or any other transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting the consummation of the Merger or any of the other material transactions contemplated by this Agreement.

(c) Stockholder Approval. This Agreement shall have been adopted by the Required Company Stockholder Vote.

(d) Escrow Agreement. Parent, the Equityholders’ Representative and the Escrow Agent shall have executed and delivered the Escrow Agreement.

6.2. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction, fulfillment or written waiver by Parent, at or prior to the Closing, of each of the following conditions:

(a) Representations and Warranties; Covenants. (i) The representations and warranties of the Company set forth in Article III shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date (except that those representations and warranties that are made as of a specific date need only be true and correct in all respects as of such date), except where the failure of such representations and warranties to be true and correct has not had, individually or in the aggregate, a Material Adverse Effect; (ii) the covenants and agreements set forth in this Agreement to be performed or complied with by the Company at or prior to the Closing shall have been performed or complied with in all material respects; and (iii) Parent shall have received an officer’s certificate of the Company, dated as of the Closing Date, certifying as to the matters set forth in clauses (i) and (ii) of this Section 6.2(a).

(b) No Governmental Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the Merger or any of the other material transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting the consummation of the Merger or any of the other transactions contemplated by this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) Consents and Approvals. All consents and approvals of Governmental Authorities necessary for consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect and all consents and approvals set forth in Schedule 6.2(c) attached hereto shall have been obtained.

(d) Stockholder Approval. This Agreement shall have been adopted by the Required Company Stockholder Vote.

(e) Escrow Agreement. The Equityholders’ Representative and the Escrow Agent shall have executed and delivered the Escrow Agreement.

(f) Resignation. Each officer and director of the Company shall have resigned from their positions as an officer and/or director of the Company (but such resignations shall not constitute terminations of employment for any officers and/or directors who are also employees of the Company).

(g) Board of Directors Approval. The Company shall have delivered to the Parent certified resolutions of its Board of Directors evidencing approval of this Agreement and the Merger.

(h) Dissenters’ Rights. Not more than *** of the Company Capital Stock outstanding immediately prior to the Effective Time shall be eligible as Dissenting Shares.

(i) Company Debt. The Company will not have *** outstanding indebtedness in respect of borrowed money on the Closing Date.12

(j) Good Standing Certificates. The Company shall deliver a certificates from appropriate authorities as to the good standing (including tax good standing, if applicable) in each jurisdiction in which the Company is required to be qualified as a foreign corporation, as of a recent date (but no earlier than the third Business Day) prior to the Closing.

(k) Termination of Plans. By proper resolution of the Company’s board of directors, and adoption of plan amendments, if necessary, the Company shall have ceased all contributions to and discontinue the right of all participants to accrue additional benefits under the Company’s 401(k) plan, and terminate the Company’s 401(k) plan, effective no later than immediately prior to the Closing Date. The form and substance of such resolutions and amendments will be subject to the reasonable advance review and approval by Parent’s counsel. The Company shall take such other actions to terminate Company Benefit Plans (other than the Company Option Plan or any Company Benefit Plan pursuant to which Change in Control Payments may be payable) before the Closing Date as requested by Parent.

(l) Optionholder Consent Agreements. Each Optionholder shall have executed and delivered to the Company an Optionholder Consent Agreement.

(m) Opinion. Counsel for the Company shall have delivered to the Parent an opinion in a form and substance reasonably satisfactory to Parent and its counsel.

[12]	To the extent *** outstanding indebtedness *** and *** as of ***, ***to be *** to *** to *** of such *** and *** any *** and ***.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE VII

INDEMNIFICATION

7.1. Survival. The representations and warranties made by the Company in Article III and by Parent and Merger Sub in Article IV shall survive the Closing and shall expire on the Escrow Expiration Date; provided that (i) the representations and warranties under *** the “Fundamental Representations”) and related indemnity obligations will survive until the date that is sixty (60) days after the expiration of the applicable statute of limitations (the “Survival Period”). Any claims under this Agreement with respect to a breach of a representation and warranty must be asserted by written notice within the Survival Period, and if such a notice is given, the Survival Period for such representation and warranty shall continue until the claim is fully and finally resolved. All covenants and agreements that by their terms apply, or that are to be performed in whole or in part at or after the Closing, shall survive from and after the Effective Time for the period provided in such covenant or agreement, if any, or otherwise until fully performed, including with respect to Parent’s obligations to develop and seek Regulatory Approval of the OBS Development Product under Section 5.6 and pay the Milestone Payment Amounts and Stifel Payment Amounts under Section 2.9(e), and the covenants and agreements contained in this Section 7.1 and Article VIII shall survive indefinitely.

7.2. Right to Indemnification.

(a) Subject to the limitations set forth in this Article VII, from and after the Effective Time, Parent, the Surviving Corporation and their respective Affiliates and each of their respective directors, officers, employees, agents and representatives (the “Parent Indemnitees”) shall be entitled to be indemnified, solely from the Escrow Account (less any applicable fees and expenses of Escrow Agent) (the “Escrow Cap”), against any Damages actually incurred by any Parent Indemnitee arising out of or resulting from: (i) any breach of any representation or warranty set forth in Article III; or (ii) any breach of any covenant or agreement of the Company set forth in this Agreement; provided, however, that the Escrow Cap and the Basket shall not apply to (a) any claims related to an inaccuracy or breach of any Fundamental Representation, and (b) any claims based on a finding of actual fraud involving a knowing and intentional misrepresentation of a fact material to the transactions contemplated by this Agreement made with the intent of inducing any other party hereto to enter into this Agreement and upon which such other party has relied (as opposed to any fraud claim based on constructive knowledge, negligent misrepresentation or a similar theory) under applicable tort laws.

(b) Subject to the limitations set forth in this Article VII, from and after the Effective Time, the Equityholders, the Equityholders’ Representative and each of their respective representatives, heirs and Affiliates (the “Equityholder Indemnitees”) shall be entitled to be indemnified by Parent and the Surviving Corporation against any Damages actually incurred by any Equityholder Indemnitee arising out of or resulting from: (i) any breach of any representation or warranty set forth in Article IV; or (ii) any material breach of any covenant or agreement of Parent or Merger Sub set forth in this Agreement.

7.3. Limitations on Liability.

(a) From and after the Effective Time, the right of a Parent Indemnitee to be indemnified from the Escrow Account shall be the sole and exclusive remedy with respect to any breach of any representation, warranty, covenant or agreement (other than an inaccuracy or breach of any Fundamental Representation for which the Escrow Account and the Right of Setoff shall be the sole and exclusive remedy), of the Company contained in, or any other claims based upon, arising out of, or otherwise in respect of, this Agreement. No current or former stockholder, director, officer, employee, agent, consultant, Affiliate or advisor of the Company shall have any Liability of any nature to a Parent Indemnitee with respect to any breach of any representation, warranty, covenant or agreement contained in, or any other claims based upon, arising out of, or otherwise in respect of, this Agreement. No current or former stockholder, director, officer, employee, agent, consultant, Affiliate or advisor of Parent or Merger Sub shall have any Liability of any nature to any Equityholder Indemnitee with respect to any breach of any representation, warranty, covenant or agreement contained in, or any other claims based upon, arising out of, or otherwise in respect of, this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) Without limiting the effect of any other limitation contained in this Article VII, the indemnification provided for in Section 7.2 shall not apply except to the extent that the aggregate Damages against which a Parent Indemnitee would otherwise be entitled to be indemnified under this Article VII exceeds $*** (the “Basket”), in which event the Parent Indemnitee shall, subject to the other limitations contained herein, be entitled to be indemnified only against the ***; provided, however, the Basket ***.

(c) For purposes of computing the amount of any Damages incurred by a Parent Indemnitee under this Article VII, there shall be deducted an amount equal to the amount of any insurance proceeds actually received or reasonably expected to be received by the Parent Indemnitee or any of its Affiliates in connection with such Damages or any of the circumstances giving rise thereto (it being understood that the Parent Indemnitee and any of its Affiliates shall use commercially reasonable efforts to obtain such proceeds). To the extent that a claim for indemnification by a Parent Indemnitee hereunder relates to a Liability incurred by the Company and there is an accrual on the Current Balance Sheet in respect of such Liability which resulted in a deduction to the Closing Date Net Working Capital, then the determination of Damages in respect of such claim shall be net of such accrual.

(d) Nothing in this Section 7.3 shall limit, and neither the Escrow Cap nor the Basket nor the limitations on the Right of Setoff set forth in Section 7.3(f) shall apply to, any remedy Parent or any of the Equityholders may have against any Person for actual fraud involving a knowing and intentional misrepresentation of a fact material to the transactions contemplated by this Agreement made with the intent of inducing any other party hereto to enter into this Agreement and upon which such other party has relied (as opposed to any fraud claim based on constructive knowledge, negligent misrepresentation or a similar theory) under applicable tort laws.

(e) In the event a claim for indemnification under this Article VII shall have been finally determined in which the indemnified party is a Parent Indemnitee, the amount of the related Damages (after taking into account the limitations of Section 7.3(b)) shall be paid first from the Escrow Account and, following release of the Escrow Account to the Equityholders pursuant to this Agreement and the Escrow Agreement, thereafter, solely with respect to the indemnity claims relating to Fundamental Representations, against the Equityholders through the Right of Setoff pursuant to Section 7.3(f) to the extent not previously setoff.

(f) If, following depletion or release of the Escrow Account to the Equityholders, an amount has been claimed by a Parent Indemnitee pursuant to (i) Section 7.2(a) of this Agreement with respect to the *** (whether or not finally determined to be owed by the Equityholders) or (ii) Section *** of the Option Agreement with respect to the Fundamental Representations (as defined in the Option Agreement) (whether or not finally determined to be owed by the Company), Parent may setoff (the “Right of Setoff”) such amounts claimed against *** payable by Parent after such claim (if required to be paid pursuant to Section 2.9(e)), ***. Once a claim is finally determined in accordance with this Agreement, if the Damages relating to such claim are determined to be less than the amount setoff against the ***, Parent shall notify the Equityholders’ Representative. Thereafter, the Equityholders’ Representative shall prepare a Future Payment Allocation Schedule showing the portion of such amount to be paid to each Equityholder and deliver such Future Payment Allocation Schedule to Parent. Within five (5) Business Days following Parent’s receipt of such Future Payment Allocation Schedule, Parent shall pay to each Equityholder the portion of such amount set forth opposite such Equityholder’s name on such Future Payment Allocation Schedule in immediately available funds by check or by wire transfer to such bank account or accounts as may be specified on such Future Payment Allocation Schedule. For avoidance of doubt, Parent shall not be permitted under this Section 7.3(f) to seek a setoff for Damages against any Milestone Payment Amounts if such amounts have been previously paid to the Equityholders.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(g) Notwithstanding anything else in this Agreement to the contrary, any pending claims for indemnification properly made by a Parent Indemnitee pursuant to Article VI of the Option Agreement which have not been finally determined to be owed to such Parent Indemnitee as of the Closing Date shall be treated as indemnifiable claims under this Article VII and upon final determination thereof in accordance with this Article VII, reimbursed by the Company in accordance with and subject to the provisions of this Agreement, including and subject in each case to the limitations of liability set forth in this Section 7.3.

7.4. Procedure for Claims between Parties.

(a) Any Person seeking to be indemnified pursuant to Section 7.2 (the “Indemnitee”), other than with respect to a Third-Party Claim, shall, within the Survival Period provided for in Section 7.1 above, if applicable, give to the Person which is obligated pursuant to this Article VII to provide indemnification as set forth herein (the “Indemnitor”) a notice (a “Claim Notice”) describing in reasonable detail the facts giving rise to any claims for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, certificate or instrument executed pursuant hereto or in connection herewith upon which such claim is based.

(b) The Indemnitor shall have thirty (30) days following receipt of any Claim Notice pursuant hereto to (i) agree to the amount or method of determination set forth in the Claim Notice to pay such amount to (A) a Parent Indemnitee in immediately available funds solely from the Escrow Account or through the Right of Setoff in accordance with Section 7.3(e) or (B) an Equityholder Indemnitee in immediately available funds, or (ii) provide such Person with notice that they disagree with the amount or method of determination set forth in the Claim Notice and thereafter comply with the dispute resolution provisions set forth in Section 8.1(i).

7.5. Defense of Third-Party Claims.

(a) Third Party Claims. In the event of the assertion or commencement by any third Person of any claim or proceeding (whether against any Parent Indemnitee, Equityholder Indemnitee, or any other Person) (a “Third-Party Claim”) with respect to which an Indemnitor may become obligated to indemnify, hold harmless, compensate or reimburse any Parent Indemnitee or Equityholder Indemnitee pursuant to this Article VII, then:

(i) with respect to Third-Party Claims that relate solely to the payment of money damages and will not have an adverse effect on the business, operations, prospects, or reputation of the Surviving Corporation or Parent and if a Parent Indemnitee is the Indemnitee, a reasonable assessment of the likely maximum amount of such Damages is less than or equal to the amount then remaining in the Escrow Account and not otherwise subject to a claim for indemnification under this Article VII, then the Indemnitor shall have thirty (30) days after receipt of the Indemnitee’s notice of a given Third-Party Claim to deliver to the Indemnitee a written acknowledgement that such Third-Party Claim is an indemnifiable claim for which it is liable and, at its election, to conduct and control the defense and settlement of such Third-Party Claim at its own expense with counsel reasonably satisfactory to the Indemnitee, in which case: (A) the Indemnitee may participate in, but not control, such defense or settlement through counsel chosen by such Indemnitee at its own expense; (B) the Indemnitee shall use reasonable efforts to make available to the Indemnitor any documents and materials that are under the direct or indirect control of the Indemnitee or any of its Subsidiaries or other Affiliates that may be necessary to the defense of such Third-Party Claim; (D) the Indemnitee shall execute such documents and take such other actions as the Indemnitor may reasonably request for the purpose of facilitating the defense of, or any settlement, compromise or adjustment relating to, such Third-Party Claim; (E) the Indemnitee shall otherwise fully cooperate as reasonably requested by the Indemnitor in the defense of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

such Third-Party Claim; (F) the Indemnitee shall not admit any liability with respect to such Third-Party Claim; and (G) the Indemnitor shall not enter into any agreement providing for the settlement or compromise of such Third-Party Claim or the consent to the entry of a judgment with respect to such Third-Party Claim without the prior written consent of Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed) if such settlement agreement imposes a non-monetary commitment by the Indemnitee; or

(ii) with respect to Third-Party Claims for which the Indemnitor does not so notify the Indemnitee within such thirty (30) day period of its election to proceed with the control and defense of such Third-Party Claim, or if such Third-Party Claim does not relate solely to the payment of money damages or will have an adverse effect on the business, operations, prospects, or reputation of the Surviving Corporation or Parent, or if a Parent Indemnitee is the Indemnitee, a reasonable assessment of the likely maximum amount of such Damages is greater than the amount then remaining in the Escrow Account and not otherwise subject to a claim for indemnification under this Article VII, then: (A) the Indemnitee shall diligently defend such Third-Party Claim; (B) the Indemnitor shall use reasonable efforts to make available to the Indemnitee any documents and materials that are under the direct or indirect control of the Indemnitor or any of its Subsidiaries or other Affiliates that may be necessary to the defense of such Third-Party Claim; and (C) the Indemnitee shall, subject to the limitations set forth in this Article VII, be entitled to indemnification under this Article VII in respect of such Third-Party Claim; provided, that the Indemnitee shall have no right to seek indemnification under this Article VII in respect of such Third-Party Claim for any agreement providing for the settlement or compromise of such Third-Party Claim or the consent to the entry of a judgment with respect to such Third-Party Claim entered into without the prior written consent of the Indemnitor (which consent shall not be unreasonably withheld, conditioned or delayed).

(b) Notice and Procedures. The Indemnitee shall give the Indemnitor prompt written notice of any Third-Party Claim against such Parent Indemnitee or Equityholder Indemnitee; provided, that any failure on the part of the Parent Indemnitees or Equityholder Indemnitees to so notify the Indemnitor shall not limit any of the obligations of the Indemnitor under this Article VII (except to the extent such failure materially prejudices the defense of such Third-Party Claim).

7.6. Subrogation. To the extent that an Indemnitee is entitled to and receives indemnification pursuant to this Article VII, the Indemnitor shall be entitled to exercise, and shall be subrogated (on a non-recourse basis and without any representation or warranty by the Indemnitee) to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnitee or any of the Indemnitee’s Subsidiaries or other Affiliates may have against any other Person with respect to any Damages, circumstances or matter to which such indemnification is directly related. The Indemnitee shall take such actions as the Indemnitor may reasonably request for the purpose of enabling the Indemnitor to perfect or exercise the right of subrogation of the Indemnitor under this Section 7.6. Any payment received in respect of such rights and remedies shall be distributed, first, to the Indemnitor in an amount equal to the aggregate payments made by the Indemnitor to the Indemnitee in respect of such indemnification and, second, the balance, if any, to the Indemnitee.

7.7. Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT OR PROVIDED FOR UNDER ANY APPLICABLE LAW, (A) NO PARTY NOR ANY EQUITYHOLDER OR EQUITYHOLDERS’ REPRESENTATIVE, NOR ANY CURRENT OR FORMER STOCKHOLDER, DIRECTOR, OFFICER, EMPLOYEE, CONSULTANT, AFFILIATE OR ADVISOR OF ANY OF THE FOREGOING, SHALL, IN ANY EVENT, BE LIABLE TO ANY OTHER

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PERSON, EITHER IN CONTRACT, TORT OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OR ANY DAMAGES ASSOCIATED WITH ANY LOST PROFITS OR LOST OPPORTUNITIES OF SUCH OTHER PERSON (INCLUDING LOSS OF FUTURE REVENUE, INCOME OR PROFITS, DIMINUTION OF VALUE OR LOSS OF BUSINESS REPUTATION) RELATING TO THE BREACH OR ALLEGED BREACH HEREOF, WHETHER OR NOT THE POSSIBILITY OF SUCH DAMAGES HAS BEEN DISCLOSED TO THE OTHER PARTY IN ADVANCE OR COULD HAVE BEEN REASONABLY FORESEEN BY SUCH OTHER PARTY; AND (B) THE MILESTONE PAYMENT AMOUNTS PAYABLE BY PARENT SHALL BE CONSIDERED DIRECT DAMAGES, AND NOT OTHERWISE SPECIAL, INDIRECT, OR CONSEQUENTIAL IN NATURE.

7.8. Characterization of Indemnification Payments. The parties agree that any indemnification payments made pursuant to this Article VII shall be treated for all Tax purposes as an adjustment to the purchase price unless otherwise required by Law.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Equityholders’ Representative.

(a) Appointment. As used in this Agreement, the term “Equityholders’ Representative” shall mean [             ]13, or any Person appointed as a successor Equityholders’ Representative pursuant to Section 8.1(b) hereof. [             ] hereby accepts his or her appointment as the initial Equityholders’ Representative. Effective upon Closing, without any further action by any other Person, the Equityholders’ Representative shall be appointed and constituted in respect of each Equityholder, as his, her or its agent, to act in his, her or its name, place and stead, as such Equityholder’s attorney-in-fact, as more fully set forth in Section 8.1(c).

(b) Election and Replacement. From and after the Closing until the date when all obligations under this Agreement have been discharged (including all indemnification obligations under Article VII hereof), Equityholders who were entitled to receive in excess of seventy-five percent (75%) of the Closing Payment Amount payable to the former holders of Series A Preferred Stock (the “Supermajority”), may, from time to time upon written notice to the Equityholders’ Representative and Parent, remove any Equityholders’ Representative (including any appointed by Parent as provided below) or appoint a new Equityholders’ Representative to fill any vacancy created by the death, incapacitation, resignation or removal of any Equityholders’ Representative. If the Supermajority is required to but has not appointed a successor Equityholders’ Representative to fill any vacancy within ten (10) Business Days from written notice from Parent to all former holders of Series A Preferred Stock and a request by Parent to appoint a successor Equityholders’ Representative, Parent shall have the right to appoint an Equityholders’ Representative to fill any such vacancy from the directors of the Company prior to the Closing, and shall use commercially reasonable efforts to advise all Equityholders of such appointment by written notice; provided, however, that a Supermajority shall thereafter retain the right to remove the Equityholders’ Representative or appoint a new Equityholders’ Representative pursuant to this Section 8.1(b). A copy of any appointment by the Supermajority of any successor Equityholders’ Representative shall be provided to Parent promptly after it shall have been effected. Each successor Equityholders’ Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Equityholders’ Representative, and the term “Equityholders’ Representative” as used herein shall be deemed to include any successor Equityholders’ Representative.

[13]	To be determined prior to signing this agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) Authority. The Equityholders’ Representative shall be authorized, on behalf of the Equityholders, (i) to determine the occurrence of any Milestone, (ii) to resolve any disputes related to the occurrence of any Milestone or the payment of any Future Payment Amount, including the authorization to commence litigation in accordance with the terms of this Agreement and to comply with Governmental Orders and awards of any arbitrators related thereto, (iii) to resolve any disputes related to any matters arising from Section 5.6, (iv) to discuss, negotiate, resolve and fully and finally settle on behalf of the Equityholders any claims for indemnification by Parent under Article VII hereof, including the authorization to comply with Governmental Orders with respect to any such claim for indemnification, (v) to prepare the Net Working Capital Statement and the Net Working Capital Adjustment Statement, review any Working Capital Dispute Notice and discuss, negotiate, resolve and fully and finally settle on behalf of Equityholders any disputes with respect to the Closing Date Net Working Capital pursuant to Section 2.8 hereof, (vi) to take any action, including litigating, defending or enforcing any actions, and to make, deliver and sign any certificate, notice, consent or instrument required or permitted to be made or delivered under this Agreement or under the documents referred to in this Agreement (an “Instrument”) which the Equityholders’ Representative determines in his or her discretion to be necessary, appropriate or desirable, and, in connection therewith (provided, however if any individual Equityholder is named in such litigation, such Equityholder shall have the right to tender defense), (vii) to hire or retain, at the sole expense of the Equityholders, such counsel, investment bankers, accountants, representatives and other professional and technical advisors (including former employees of the Company) as he or she determines in his or her sole and absolute discretion to be necessary, advisable or appropriate in order to carry out and perform his or her rights and obligations hereunder, (viii) to act as disbursement agent for any payments to the Company Indemnified Parties pursuant to Section 5.4, (ix) retain, at the sole expense of the Company, a paying agent selected by Parent to assist with the distribution of Future Payment Amounts to the Equityholders and Stifel, (x) to receive all documents, certificates and notices and make all determinations on behalf of the Equityholders required under this Agreement, and (xi) with prior written approval by the Supermajority, amend, on behalf of all Equityholders, any terms of this Agreement related to the Milestones and the associated payment amounts and timing thereof, Parent’s obligation to develop and seek Regulatory Approval of the OBS Product Candidate and the Equityholders’ Representative access to information related thereto, including Sections 1.1, 2.9(e), 5.6 and 8.1(h). A decision, act, consent or instruction of the Equityholders’ Representative shall constitute a decision of the Equityholders, and shall be final, binding and conclusive upon the Equityholders, as the case may be. Any party receiving an Instrument from the Equityholders’ Representative shall have the right to rely in good faith upon such Instrument, and to act in accordance with the Instrument without independent investigation. Subject to the restrictions set forth in Section 8.1(h), the Equityholders’ Representative shall keep the Equityholders reasonably updated with the information such Equityholders’ Representative receives on the development and/or regulatory status of the OBS Development Product and on any material action taken on behalf of the Equityholders by the Equityholders’ Representative pursuant to the authority delegated to the Equityholders’ Representative under this Section 8.1.

(d) No Liability of Equityholders’ Representative or Parent. The Equityholders’ Representative shall determine the amounts to be paid to each Equityholder as set forth on any Future Payment Allocation Schedule in accordance with the Company Certificate of Incorporation as amended and in effect immediately prior to the Closing as if the transactions contemplated hereby constitute a Deemed Liquidation Event (as defined in the Company Certificate of Incorporation as amended and in effect as of immediately prior to the Closing), applicable Law and this Agreement. Notwithstanding the foregoing, neither the Equityholders’ Representative (nor any of the directors, officers, agents or employees of Equityholders’ Representative, if applicable) shall be liable to any Equityholder or any other Person for any error of judgment, or any action taken, suffered or omitted to be taken, or any calculation made or performed under this Agreement, except in the case of the Equityholders’ Representative’s fraud, gross negligence or willful misconduct. The Equityholders’ Representative may consult with legal counsel, independent public accountants and other professional and technical advisors (including former employees of the Company) selected by the Equityholders’ Representative and shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

not be liable to any Equityholder for any action taken or omitted to be taken or any calculation made or performed under this Agreement in good faith in accordance with the advice of such counsel, accountants or advisors. As to any matters not expressly provided for in this Agreement, the Equityholders’ Representative shall not be required to exercise any discretion or take any action. Neither Parent, the Surviving Corporation nor any of their Affiliates shall have any Liability to any of the Equityholders or otherwise arising out of the acts or omissions of the Equityholders’ Representative or any disputes among the Equityholders or between the Equityholders and the Equityholders’ Representative. Parent may rely entirely on its dealings with, and notices to and from, the Equityholders’ Representative to satisfy any obligations it may have under this Agreement or otherwise to the Equityholders.

(e) Indemnity; Costs and Expenses. Each Equityholder shall, in proportion to the portion of the Merger Consideration plus the Equityholders’ Representative’s Fund Amount, if any, then previously received by such Equityholder (or if no portion of the Merger Consideration and the Equityholders’ Representative’s Fund Amount has been paid, in proportion to the portion of the Closing Payment Amount to which such Equityholder is entitled), indemnify and defend the Equityholders’ Representative and hold the Equityholders’ Representative harmless against any loss, damage, cost, Liability or expense incurred without fraud, gross negligence or willful misconduct by the Equityholders’ Representative and arising out of or in connection with the acceptance, performance or administration of the Equityholders’ Representative’s duties under this Agreement. Any Liabilities, losses, penalties, fines, claims, damages, out-of-pocket costs or expenses (including costs of defending claims prior to the final adjudication or settlement of such claims) incurred by or reasonably expected to be incurred by the Equityholders’ Representative in connection with the acceptance, performance and administration of his or her duties as the Equityholders’ Representative pursuant to this Agreement (including the hiring of legal counsel, accountants or auditors and other advisors pursuant to the terms of this Agreement but excluding any of the foregoing arising out of the Equityholders’ Representative’s fraud, gross negligence or willful misconduct) and all fees payable hereunder (including the compensation set forth in Section 8.1(g)) to the Equityholders’ Representative by the Equityholders (“Equityholder Representatives’ Costs”), shall be paid as follows: (i) first by recourse to the Equityholder Representatives’ Fund; and (ii) if such amounts held in the Equityholder Representatives’ Fund are insufficient to pay for such Equityholder Representatives’ Costs, then by recourse to any Future Payment Amounts distributable to Equityholders; and (iii) if such amounts are insufficient to pay such Equityholder Representatives’ Costs, then by recourse directly to the Equityholders (in proportion to the portion of the Merger Consideration plus the Equityholder Representatives’ Fund Amount, if any, then previously received by each such Equityholder, or if no portion of the Merger Consideration and Equityholder Representatives’ Fund Amount has been paid, in proportion to the portion of the Closing Payment Amount to which such Equityholder is entitled).

(f) Deposit of Equityholder Representatives’ Fund Amount. At the Closing, Parent shall deposit with the Equityholders’ Representative the Equityholder Representatives’ Fund Amount, which shall be held by the Equityholders’ Representative in trust solely for the purpose of paying the expenses, if any, incurred by the Equityholders’ Representative in connection with this Agreement (the “Equityholder Representatives’ Fund”). The deposit of the Equityholder Representatives’ Fund Amount by Parent with the Equityholders’ Representative shall discharge Parent’s obligations with respect to such amount, and Parent shall not have responsibility or Liability for the manner in which the Equityholders’ Representative administers the Equityholder Representatives’ Fund, or for causing or ensuring that all or any portion of the Equityholder Representatives’ Fund Amount is ultimately paid or distributed to the Equityholders. Upon the Equityholder Representatives’ determination to release the Equityholder Representatives’ Fund Amount then remaining, if any, such remaining Equityholder Representatives’ Fund Amount shall be distributed to Equityholders in accordance with the Company Certificate of Incorporation as amended and in effect immediately prior to the Closing as if the transactions contemplated hereby constitute a Deemed Liquidation Event (as defined in the Company’s certificate of incorporation as amended and in effect as of immediately prior to the Closing) and Applicable Law,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

after taking into account any and all Merger Consideration previously paid to each Equityholder. The Equityholders’ Representative shall keep itemized records of all fees, costs and expenses incurred in connection with the acceptance, performance and administration of his or her duties pursuant to this Agreement and, at the written request of an Equityholder who held at least 600,000 shares of Series A Preferred Stock immediately prior to the Closing Date, shall reasonably promptly make such records available for review.

(g) Compensation. Any successor Equityholders’ Representative [(other than [                         ])]14 shall have the right to receive reasonable compensation in connection with the duties authorized pursuant to Section 8.1(c). The Equityholders’ Representative shall keep itemized records of all fees, costs and expenses incurred in connection with the acceptance, performance and administration of his or her duties pursuant to this Agreement and, at the written request of an Equityholder who held at least 600,000 shares of Series A Preferred Stock immediately prior to the Closing Date, shall reasonably promptly make such records available for review. The Equityholders’ Representative shall be responsible for all withholding and deductions for Taxes and shall pay, when and as due, any and all Taxes incurred as a result of his or her compensation hereunder, including estimated taxes, and if reasonably requested by an Equityholder who held at least 600,000 shares of Series A Preferred Stock immediately prior to the Closing Date, provide proof of said payments. The Equityholders’ Representative further agrees to indemnify and hold harmless in all respects the Equityholders with respect to withholding or deductions of payment of such amounts and with respect to all costs, expenses or penalties that may be assessed in the event of the Equityholder Representative’s failure to comply with applicable Law governing agreements in making such deductions and corresponding payments.

(h) Access to Information; Milestone Achievement; Future Payment Allocation Schedule. Within five (5) business days of the occurrence of a Milestone, Parent shall notify the Equityholders’ Representative that the applicable Milestone has occurred. From and after the Effective Time and until achievement of the Fifth Milestone or earlier Technical Failure, (i) Parent shall cause the Surviving Corporation to provide the Equityholders’ Representative, on a ***, a written report covering Parent’s activities for the preceding period to develop and test the OBS Development Product and obtain governmental approvals necessary for marketing the OBS Development Product, provided that Parent and the Surviving Corporation shall only be required to deliver such report annually following achievement of the First Milestone, and (ii) upon reasonable request, in writing, to Parent by the Equityholders’ Representative, Parent shall meet with the Equityholders’ Representative at Parent’s offices or via telephone to discuss the development status of the OBS Development Product, provided that Parent shall not be obligated to meet with the Equityholders’ Representative more than *** until the achievement of the First Milestone, and thereafter more than ***. The foregoing obligations of Parent are conditional on the Equityholders’ Representative’s agreement in writing to keep all such information confidential pursuant to a confidentiality agreement with Parent in form and substance reasonably satisfactory to Parent containing restrictions on the use and disclosure of confidential information of Parent or its Affiliates (other than the use of such confidential information to exercise his or her rights under this Agreement), which agreement shall provide that the Equityholders’ Representative may share such information with its advisors, attorneys and persons who were officers and directors of the Company immediately prior to the Closing, in each case so long as such parties are subject to a confidentiality obligation with respect to such information. Following the Equityholders’ Representative’s receipt of notice from the Parent that a Milestone has been achieved, the Equityholders’ Representative will prepare a Future Payment Allocation Schedule showing the portion of the Milestone Payment Amount to be paid to each Equityholder and the Stifel Payment Amounts to be paid to Stifel, and deliver such Future Payment Allocation Schedule to Parent, or shall otherwise notify Parent in writing that such portion of the Milestone Payment Amount and the Stifel Payment Amounts to be paid shall be as set forth on the

[14]	Only to be included to the extent applicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

original Closing Date Payment Allocation Schedule or the most recently delivered Future Payment Allocation Schedule (such Future Payment Allocation Schedule or written notice, as applicable, the “Milestone Payment Allocation Notification”). If a Technical Failure has occurred or Parent otherwise terminates the development of the OBS Development Product, then Parent shall send written notice thereof to the Equityholders’ Representative within sixty (60) days of the date on which Parent and/or its Affiliates first cease engaging in the Milestone Diligence Efforts otherwise required under Section 5.6 due to such Technical Failure or the date on which Parent otherwise terminates the development of the OBS Development Product, as applicable. Upon reasonable request, in writing, to Parent by the Equityholders’ Representative, Parent shall meet at least once with the Equityholders’ Representative at Parent’s offices or via telephone to discuss such Technical Failure or termination of the development program.

(i) Dispute Resolution.

(i) In the event that either Parent or the Equityholders’ Representative shall dispute the purported occurrence or non-occurrence of a Milestone or a Technical Failure, fulfillment of the obligations under Section 5.6 or a request for indemnification under Article VII, then such disputing party shall provide written notice to the other party (the “Dispute Notice”) specifying the amount disputed and the basis for the dispute, together with supporting documentation reflecting the analysis and justification thereof. Parent and the Equityholders’ Representative shall thereafter attempt to resolve the dispute as set forth in this Section 8.1(i)(i). Parent and the Surviving Corporation shall provide the Equityholders’ Representative with reasonable and timely access to information, and the reasonable assistance of the officers, employees and consultants of Parent and the Surviving Corporation, with respect to the subject matter of the dispute.

(ii) The Equityholders’ Representative and Parent shall attempt to resolve any dispute arising out of or relating to this Agreement promptly by negotiation in good faith between the Equityholders’ Representative and an executive officer of Parent who has authority to settle the dispute. Each party shall give the other party involved written notice of any dispute not resolved in the ordinary course of business. Within seven (7) days following delivery of such notice, the party receiving notice shall submit to the other a written response thereto. The notice and the response shall include: (i) a statement of each party’s position(s) regarding the matter(s) in dispute and a summary of arguments in support thereof; and (ii) the name and title of the executive officer who will represent Parent and any other Person who will accompany that executive officer, in the case of Parent, or the name of the agent who will represent the Equityholders and any other Person who will accompany that agent, in the case of the Equityholders.

(iii) Within fourteen (14) days following delivery of the notice delivered pursuant to Section 8.1(i)(i), the Equityholders’ Representative and the designated executive officer of Parent shall meet at a mutually acceptable time and place, and thereafter, as often as they reasonably deem necessary, to attempt to resolve the dispute. All negotiations conducted pursuant to this Section 8.1(i)(iii) (and any of the parties’ submissions in contemplation hereof) shall be kept confidential by the Parties and shall be treated by the Parties and their representatives as compromise and settlement negotiations under the Federal Rules of Evidence and any similar state rules.

(iv) In the event that the Equityholders’ Representative and Parent are unable to resolve any dispute arising out of this Agreement in accordance with provisions (i), (ii) and (iii) of this Section 8.1(i) within sixty (60) days after delivery of any Dispute Notice, Parent and the Equityholders’ Representative shall submit such dispute for final adjudication to the applicable court sitting in the State of Delaware in accordance with Section 8.13.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.2. Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses (including all fees and disbursements of counsel, financial advisors and accountants) incurred in connection with the negotiation and preparation of this Agreement, the performance of the terms of this Agreement and the consummation of the transactions contemplated by this Agreement, shall be paid by the respective party incurring such costs and expenses, whether or not the Closing shall have occurred.

8.3. Costs and Attorneys’ Fees. Subject to the limitations set forth herein, including Article VIII, in the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party’s costs and reasonable attorneys’ fees incurred in connection with each and every such action, suit or other proceeding, including any and all appeals and petitions therefrom.

8.4. Exclusive Remedy. Any claim or cause of action (whether such claim sounds in tort, contract or otherwise and including statutory rights and remedies) based upon, relating to or arising out of this Agreement or the transactions contemplated hereby or otherwise in respect of the status, operations or ownership of the Company, its business or properties on or prior to the Closing Date must be brought by either party in accordance with the provisions and applicable limitations of Articles VII and VIII, which in the absence of fraud shall constitute the sole and exclusive remedy of all parties, their Affiliates, successors and assigns for any such claim or cause of action; provided, however, to the extent provided by law, the parties may seek injunctive relief as appropriate.

8.5. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (i) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (ii) if sent by nationally recognized overnight air courier, one (1) Business Day after mailing; (iii) if sent by facsimile transmission or electronic mail, with a copy mailed on the same day in the manner provided in clauses (i) or (ii) of this Section 8.5, when transmitted and receipt is confirmed, and (iv) if otherwise actually personally delivered, when delivered, provided, that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement:

(a) if to the Company (prior to the Closing), to:

Meritage Pharma, Inc.

12481 High Bluff Drive, Suite 160

San Diego, CA 92130

Facsimile: (858) 436-1674

Attention: Chief Executive Officer

Email: phillips@meritagepharma.commailto:simpson@meritagepharma.com with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, CA 92130

Facsimile: (858) 523-5450

Attention: Scott N. Wolfe, Esq.

Email: scott.wolfe@lw.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) if to Parent or Merger Sub or, if after the Closing, to the Company, to:

ViroPharma Incorporated

730 Stockton Drive

Exton, PA 19341

Facsimile: (610) 458-7380

Attention: J. Peter Wolf, Esq., VP & General Counsel

Email: peter.wolf@viropharma.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

300 Campus Drive, Suite 100

Florham Park, New Jersey 07932

Facsimile: (973) 520-2573

Attention: Andrew P. Gilbert, Esq.

Email: andrew.gilbert@dlapiper.com

(c) if to the Equityholders’ Representative, to:

[                          ]

Facsimile: [                 ]

Email: [                         ]

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, CA 92130

Facsimile: (858) 523-5450

Attention: Scott N. Wolfe, Esq.

Email: scott.wolfe@lw.com

8.6. Public Announcements. Unless otherwise required by applicable Law or applicable stock exchange rules and regulations, no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated by this Agreement, or otherwise communicate with any news media regarding this Agreement or the transactions contemplated by this Agreement, without the prior written consent of the other parties to this Agreement. If a public statement is required to be made pursuant to applicable Law or applicable stock exchange rules and regulations, the parties shall consult with each other, to the extent reasonably practicable, in advance as to the contents and timing thereof.

8.7. Interpretation. The Article and Section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement. References to Articles, Sections, Schedules or Exhibits in this Agreement, unless otherwise indicated, are references to Articles, Sections, Schedules and Exhibits of or to this Agreement. The parties to this

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises with respect to any term or provision of this Agreement, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the terms or provisions of this Agreement. Any reference to any federal, state, county, local or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. For all purposes of and under this Agreement, (i) the word “including” shall be deemed to be immediately followed by the words “without limitation;” (ii) words (including defined terms) in the singular shall be deemed to include the plural and vice versa; (iii) words of one gender shall be deemed to include the other gender as the context requires; (iv) the terms “hereof,” “herein,” “hereto,” “herewith” and any other words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits to this Agreement) and not to any particular term or provision of this Agreement, unless otherwise specified and (v) unless otherwise defined in this Agreement, accounting terms shall have the respective meanings assigned to them in accordance with GAAP consistently applied with the Audited Company Financial Statements.

8.8. Severability. In the event that any one or more of the terms or provisions contained in this Agreement or in any other certificate, instrument or other document referred to in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or any other such certificate, instrument or other document referred to in this Agreement, and the parties to this Agreement shall use their commercially reasonable efforts to substitute one or more valid, legal and enforceable terms or provisions into this Agreement which, insofar as practicable, implement the purposes and intent of this Agreement. Any term or provision of this Agreement held invalid or unenforceable only in part, degree or within certain jurisdictions shall remain in full force and effect to the extent not held invalid or unenforceable to the extent consistent with the intent of the parties as reflected by this Agreement. To the extent permitted by applicable Law, each party waives any term or provision of Law which renders any term or provision of this Agreement to be invalid, illegal or unenforceable in any respect.

8.9. Entire Agreement. This Agreement (including the Company Disclosure Schedule, the other Schedules and the Exhibits to this Agreement) and the Confidentiality Agreement constitute the entire agreement of the parties to this Agreement with respect to the subject matter of this Agreement and the Confidentiality Agreement, and supersede all prior agreements and undertakings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement and the Confidentiality Agreement, except as otherwise expressly provided in this Agreement.

8..10. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties to this Agreement, and any purported assignment or other transfer without such consent shall be void and unenforceable. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors and assigns.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.11. No Third-Party Beneficiaries. Except for Article II and Section 5.4, this Agreement is for the sole benefit of the parties to this Agreement and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.12. Waivers and Amendments. This Agreement may be amended or modified only by a written instrument executed by all of the parties to this Agreement. Any failure of the parties to this Agreement to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver. No delay on the part of any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party to this Agreement of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies provided for in this Agreement are cumulative and are not exclusive of any rights or remedies which the parties to this Agreement may otherwise have at law or in equity. Whenever this Agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 8.12.

8.13. Governing Law; Jurisdiction;

(a) Governing Law. This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within such State, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

(b) Jurisdicition. Except as provided in Section 8.13(c), each of the parties to this Agreement hereby irrevocably and unconditionally submits, for itself and its assets and properties, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting within the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the agreements delivered in connection with this Agreement, or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment relating thereto, and each of the parties to this Agreement hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by Law, in such Federal court; (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties to this Agreement hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties to this Agreement hereby irrevocably consents to service of process in the manner provided for notices in Section 8.5. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.14. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CLAIM OR CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.14.

8.15. Exclusivity of Representations and Warranties. It is the explicit intent and understanding of each of the parties to this Agreement that no party to this Agreement, nor any of their respective Affiliates, representatives or agents, is making any representation or warranty whatsoever, oral or written, express or implied, other than those set forth in this Agreement (as qualified by the Company Disclosure Schedule), and none of the parties to this Agreement is relying on any statement, representation or warranty, oral or written, express or implied, made by another party to this Agreement or such other party’s Affiliates, representatives or agents, except for the representations and warranties set forth in this Agreement.

8.16. Equitable Remedies. Each of the parties to this Agreement acknowledges and agrees that the other parties to this Agreement would be irreparably damaged in the event that any of the terms or provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Therefore, notwithstanding anything to the contrary set forth in this Agreement, each of the parties to this Agreement hereby agrees that the other parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of any of the terms or provisions of this Agreement, and to enforce specifically the performance by such first party under this Agreement, and each party to this Agreement hereby agrees to waive the defense in any such suit that the other parties to this Agreement have an adequate remedy at law and to interpose no opposition, legal or otherwise, as to the propriety of injunction or specific performance as a remedy, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief. The equitable remedies described in this Section 8.16 shall be in addition to, and not in lieu of, any other remedies at law or in equity that the parties to this Agreement may elect to pursue.

8.17. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.18. Time is of the Essence. Time is of the essence with respect to the performance of this Agreement.

(Remainder of Page Intentionally Left Blank)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and the Equityholders’ Representative have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

VIROPHARMA INCORPORATED,
a Delaware corporation

Name:
Title:

VPMP INCORPORATED,
a Delaware corporation

Name:
Title:

MERITAGE PHARMA, INC.,
a Delaware corporation

Name:
Title:

[ ]
(solely for the purpose of accepting appointment as the Equityholders’ Representative pursuant to Section 8.1),

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

Exhibit C

[All Fourteen (14) pages are redacted in this Exhibit C.]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***Exhibit D

12636 High Bluff Drive, Suite 400 San Diego, California 92130-2071 Tel: +1 858 523 5400 Fax: +1 858 523.5450 www.lwcom

FIRM / AFFILIATE OFFICES
Abu Dhab!	Moscow
Barcelona	Munich
Beijing	New Jersey
Boston	New York
Brussels	Orange County
Chicago	Pans
Doha	Riyadh
Dubai	Rome
Frankfurt	San Diego
Hamburg	San Francisco
Hong Kong	Shanghai
Houston	Silicon Valley
London	Singapore
Los Angeles	Tokyo
Madrid	Washington, D.C,
Milan

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

LATHAM&WATKINS

December 22, 2011

ViroPharma Incorporated 730 Stockton Drive Exton,PA 19341

Re: Meritage Pharma, Inc. Option Agreement

Ladies and Gentlemen:

We have acted as special counsel to Meritage Pharma, Inc., a Delaware corporation (the “Company”), in connection with that certain Option Agreement dated as of December 22, 2011 by and among ViroPharma Incorporated, a Delaware corporation (the “Parent’), and the Company (such agreement, but not the exhibits or schedules to such agreement or other agreements delivered by the parties that have the effect of amending such agreement, the “Option Agreement’). This letter is furnished pursuant to Section 2.4(i) of the Option Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specified fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure). We have examined, among other things, the following:

(a) the Option Agreement;

(b) the Voting and Indemnity Agreement, dated as of December 22, 2011, by and among the Parent, the Company and the stockholders signatories thereto (the “Voting Agreement’ and together with the Option Agreement, the “Transaction Agreements”); and

(c) the Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws of the Company, each as in effect as of the date hereof (collectively, the “Governing Documents”).

Except as otherwise stated herein, as to factual matters we have, with your consent, relied upon the foregoing, and upon oral and written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company in the Transaction Agreements, and upon certificates of officers of the Company with respect to certain factual matters. We have not independently verified such factual matters.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Except as otherwise stated herein, we are opining as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of California and in numbered paragraphs 1, 2, 3 and 4 of this letter, the Delaware General Corporation Law (the “DGCL”), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. Our opinions herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to merger transactions.

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1. The Company is a corporation under the DGCL, with corporate power and authority to enter into the Transaction Agreements and perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that the Company is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of California.

2. The execution, delivery and performance of the Transaction Agreements have been duly authorized by all necessary corporate action of the Company, and the Transaction Agreements have been duly executed and delivered by the Company, and each of the Transaction Agreements constitutes a legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

3. The execution, delivery and performance of the Transaction Agreements by the Company does not: (i) violate the provisions of the Governing Documents; or (ii) violate any federal or California statute, rule or regulation applicable to the Company or the DGCL.

4. Except as otherwise set forth in the Transaction Agreements (including the schedules thereto), the execution and delivery of the Transaction Agreements by the Company, and the performance of the obligations of the Company under the Transaction Agreements, on the date hereof, do not require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority, under any federal statute, rule, regulation applicable to the Company or the DGCL.

Our opinions are subject to:

(a) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) the effects of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought;

(c) the invalidity under certain circumstances under law or court decisions of provisions for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

(d) we express no opinion with respect to (i) consents to, or restrictions upon, governing law, jurisdiction, venue, arbitration, remedies or judicial relief; (ii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitations, trial by jury or at law, or other procedural rights; (iii) waivers of broadly or vaguely stated rights; (iv) covenants not to compete; (v) provisions for exclusivity, election, cumulation or limitation of rights or remedies; (vi) provisions authorizing or validating conclusive or discretionary determinations; (vii) grants of setoff rights; (viii) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy and call your attention to the provisions of Sections 1717 and 1717.5 of the California Civil Code, which limit and create obligations for the payment of attorneys’ fees; (ix) proxies, powers of attorney and voting agreements or trusts; (x) provisions prohibiting, restricting, or requiring consent to assignment or transfer of any right or property; (xi) provisions for liquidated damages, default interest, late charges, monetary penalties, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; and (xii) the severability, if invalid, of provisions to the foregoing effect.

We express no opinion or confirmation as to federal or state securities laws, tax laws, antitrust or trade regulation laws (including Hart-Scott-Rodino), insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws or environmental laws (without limiting other laws excluded by customary practice).

In rendering the opinion expressed in paragraph 2 as to authorization by all necessary corporate action, we have, with your consent, relied solely on representations of the Company as to the number of outstanding shares of each class and series of capital stock of the Company, that the persons who signed written consents of the stockholders of the Company with respect to the Transaction Agreements were the record owners of the number and class or series of shares appearing opposite their names on such written consents, and that such written consents were duly authorized, executed and delivered by such stockholders.

With your consent, we have assumed (a) that the each of the Transaction Agreements has been duly authorized, executed and delivered by, and constitutes a legally valid and binding obligation of, the parties thereto (other than the Company), enforceable against each of them in accordance with their respective terms, and (b) that the status of each of the Transaction Agreements as a legally valid and binding obligation of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities, provided that we make no such assumption to the extent we have specifically opined to such matters with respect to the Company herein.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

We bring your attention to the fact that certain of the attorneys of Latham & Watkins LLP who have rendered legal services to the Company and an affiliate of Latham & Watkins LLP hold securities of the Company.

This letter is furnished only to you and is solely for your benefit in connection with the transactions referenced in the first paragraph. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm or other entity for any purpose, without our prior written consent, which may be granted or withheld in our discretion.

Very truly yours,